SEVENTH AMENDMENT TO LEASE

ZENDESK, INC.

This Seventh Amendment to Lease (this "**Amendment**") is made as of the 17th day of December, 2019 (the "**Effective Date**") by and between ASB 989 MARKET, LLC, a Delaware limited liability company ("**Landlord**"), and ZENDESK, INC., a Delaware corporation ("**Tenant**").

Background

Reference is made to an Office Lease dated April 29, 2011, and that certain Addendum to Office Lease attached thereto (collectively, the "**Office Lease**"), which lease has been amended by that certain First Amendment to Lease dated June 28, 2011 (the "**First Amendment**"), that certain Second Amendment to Lease entered into as of August 11, 2011 (the "**Second Amendment**"), that certain Third Amendment to Lease entered into as of September 11, 2013 (the "**Third Amendment**"), that certain Fourth Amendment to Lease dated as of January 19, 2017 (the "**Fourth Amendment**"), that certain Fifth Amendment to Lease dated August 2, 2017 (the "**Fifth Amendment**"), and that certain Sixth Amendment to Lease dated January 24, 2019 (the "**Sixth Amendment**") (the Office Lease, as so amended, being referred to herein as the "**Original Lease**") between Landlord, as successor-in-interest to HMC Mid-Market Ventures LLC, and Tenant for certain premises containing a total of 86,701 rentable square feet of the building located at 989 Market Street, San Francisco, California. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Original Lease.

Landlord and Tenant desire to enter into this Amendment to provide for the addition of security enhancements by Tenant to certain public areas in the Building subject to, and in accordance with, the terms and provisions of this Amendment. All references to the "**Lease**" shall mean the Original Lease as amended by this Amendment.

Agreement

FOR VALUE RECEIVED, Landlord and Tenant agree as follows:

1. Security Upgrades. Tenant or Tenant's contractors may perform the security upgrades and installations to the public areas of the Building as are contemplated by that certain 989 Lobby Security Budget by Point 1 Electrical Systems, Inc., attached as Exhibit A hereto (the "**Security Upgrades**"), provided that:

(a) The Security Upgrades are performed at Tenant's sole cost and expense and, during the Lease Term, the Security Upgrades shall be maintained, repaired and replaced by Tenant at Tenant's sole cost and expense;

(b) All work done by or on behalf of Tenant in connection with the Security Upgrades shall be performed (i) pursuant to the plans attached as Exhibit B hereto and any additional detailed plans and specifications that have been approved in advance in writing by Landlord, and (ii) in accordance with all applicable laws and the Lease, including, without limitation, Section 10.4 of the Office Lease (and the provisions of Section 10.4 of the Office Lease relating to Alterations to the Premises shall be deemed applicable to the Security Upgrades for the

purposes of this clause (b)), Section 4(d) of the Fifth Amendment and Section 1 of this Amendment; provided, however, that notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to remove the Security Upgrades or to restore any portion of the Building affected thereby at the expiration or earlier termination of the Lease.

(c) Tenant shall provide to Landlord certifications that the Security Upgrades have been completed in accordance with Landlord's contractor selection and payment policy as set forth in Section 4(d) of the Fifth Amendment;

(d) Tenant shall pay to Landlord as Additional Rent Landlord's construction management fee in an amount equal to three percent (3%) of the total cost of the Security Upgrades;

(e) Upon installation of the Security Upgrades and at all times during the Term, Tenant shall cause Landlord to have direct access to, and the necessary permissions to operate, the Security Upgrades which (i) restrict ingress and egress to and from areas of the Building which are not a part of the Premises, (ii) restrict access to the elevator bank in the main lobby on the first floor of the Building, and (iii) control the elevators;

(f) Upon installation of the Security Upgrades and at all times during the Term, Tenant shall cause the Security Upgrades and Tenant's Personnel (defined below) to comply with the best practice policies/post-order set forth on Exhibit C attached hereto, as the same may be updated or revised by Landlord from time to time;

(g) Neither the Security Upgrades nor Tenant shall prevent or hinder in any way the 24-hour access of any other tenant of the Building, including without limitation, GLBT Historical Society, its guests or invitees, to or from its premises, the public areas of the Building and any other areas of the Building which are not a part of the Premises. Following installation of the Security Upgrades, security access cards shall be provided to such other tenants promptly upon Landlord's or such tenant's request (and in no event later than 2 business days after such request) at Tenant's sole cost and expense;

(h) Tenant shall cause its policy of commercial general liability insurance required under Section 13.1 of the Original Lease to cover any liability arising out of the installation, use or maintenance of the Security Upgrades and all areas of the Building in which the Security Upgrades are installed. Such insurance shall also include coverage for security personnel liability. For the avoidance of doubt, the Security Upgrades shall become the sole property of Landlord upon the expiration of the Term or termination of the Lease; and

(i) Tenant shall require that all of Tenant's contractors and subcontractors performing work on or in the Building have, at no expense to Landlord, commercial general liability insurance (most recent form – CG 0001), including, without limitation, Contractor's Liability coverage, Contractual Liability coverage, Products/Completed Operations coverage (with evidence of Products/Completed Operations Coverage shown for a minimum of two years following completion of the work described in the contract), a Broad Form Property Damage coverage and Contractor's Protective liability, written on an occurrence basis with limits of not less than One Million Dollars ($1,000,000) per occurrence for combined single limit bodily injury and property damage and Two Million Dollars ($2,000,000) general aggregate and Tenant shall obtain and keep on file a Certificate of Insurance which shows that the contractor and each

subcontractor is so insured. Tenant shall ensure that Landlord and Tenant are named as additional insureds on such contractor's and subcontractor's commercial general liability policy.

2. Personnel. In connection with the Security Upgrades Tenant may provide one security guard or other similar personnel ("**Tenant's Personnel**") to be positioned at the security desk in the main lobby on the first floor of the Building. In the event of any disagreement between any security personnel contracted for by or on behalf of Landlord ("**Landlord's Personnel**") and Tenant's Personnel, the decision of Landlord's Personnel shall be determinative; *provided,* if any such disagreement is in connection with providing access to the Premises, the decision of Tenant's Personnel shall be determinative.

3. Security Cameras. Tenant shall keep security camera footage for no less than 30 days and Tenant shall provide Landlord with access to such security camera footage promptly upon Landlord's request (and in no event later than 1 business day after such request).

4. Segregation of System.

(a) Upon written notice from Landlord, Tenant, at Tenant's sole cost and expense, shall within 10 business days of such notice cause the operating and control systems of the Security Upgrades covering any portion of the Building which is not a part of the Premises to be segregated from the remainder of the Security Upgrades and exclusive access and control to be given to Landlord in the event any of the following occur:

(i) Whether due to a sublease or assignment of its rights under the Lease, the expiration of the 2-3 Extended Term (as defined in the Sixth Amendment) or the 4-6 Term (as defined in the Sixth Amendment), or a modification of the Lease, the Premises (as measured as of the date of this Amendment) is reduced by 34,891 square feet or more; or

(ii) An event of default pursuant to Section 17.1 of the Original Lease.

5. Indemnification. Tenant shall indemnify, defend and hold Landlord, its partners, and their respective officers, directors, shareholders, agents, and employees (collectively, the "**Landlord Parties**") harmless from any and all claims, liabilities, damages and costs, including attorneys' fees, incurred by the Landlord Parties which arise from the installation, maintenance and/or operation of the Security Upgrades, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord or the Landlord Parties.

6. Brokerage. Each party hereto represents and warrants to the other that it has had no dealings with any broker or agent in connection with this Amendment. Each Party hereto covenants to defend (by counsel reasonably acceptable to the other party), pay, hold harmless and indemnify the other party from and against any and all costs, expense or liability for any compensation, commissions, and charges claimed by any broker or agent, with respect to this Amendment or the negotiation thereof arising from a breach of the foregoing warranty.

7. Ratification. Except as set forth herein, the terms and provisions of the Original Lease are hereby ratified and confirmed. In the event of any conflict or inconsistency between the provisions of the Original Lease and the provisions of this Amendment, the provisions of this Amendment shall control. Tenant hereby warrants and represents that, to the best of its knowledge (a) as of the Effective Date the parties have complied with all of the terms and conditions of the

Original Lease, (b) Tenant has no current rights to any credit, claim, cause of action, offset or similar charge against Landlord or the Base Rent existing as of the Effective Date, except as specifically set forth in the Sixth Amendment with respect to the 2-3 Tenant Improvement Allowance, and (c) without Landlord's prior written consent there have been no assignees, sublessees or transferees of the Original Lease, or any person or firm occupying or having the right in the future to occupy the Premises, or any part thereof, except Tenant. Landlord hereby warrants and represents that, to the best of its knowledge, as of the Effective Date, the parties have complied with all of the terms and conditions of the Original Lease.

8. Miscellaneous. The recitals set forth above in this Amendment are hereby incorporated by this reference. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns. This Amendment shall be construed and enforced in accordance with, and governed by, the laws of the State of California. Each party has cooperated in the drafting and preparation of this Amendment and, therefore, in any construction to be made of this Amendment, the same shall not be construed against either party. This Amendment may be executed in counterparts, and when both Landlord and Tenant have signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Amendment, which shall be binding upon and effective as to Landlord and Tenant. This Amendment may be executed in "pdf" format and each party has the right to rely upon a pdf counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed as of the Effective Date.

LANDLORD:

ASB 989 MARKET, LLC,
a Delaware limited liability company

By: ______________________
Name: David T. Quigley
Title: Senior V.P.

TENANT:

ZENDESK, INC.,
a Delaware corporation

By: ______________________
Name: John Geschke
Title: CLO & Chief of Staff

Exhibit A

989 Lobby Security Budget

[Attached.]

Project Site:

Zendesk SF 989

Date: 8/17/2018
Estimate Number 275-18
Valid until Date: 9/16/2018

From:
Point 1 Electrical Systems INC.
Address: 6751 South Front Rd
Location: Livermore, CA. 94551
Office: (925) 667-2950
Fax: (925) 667-2951
Email: David.Rivera@point1.com
CSL#745827

To:

Zendesk
1019 Market St.
San Francisco, CA
Attention: Christopher Broughton

Dear Mr. Christopher,

Point 1 electrical systems appreciates the opportunity to present our Proposal for the SF 989 project. This quotation details Access Control and CCTV systems designed to satisfy your specific application requirements.

The included bill of material is based on customer supplied drawings, specifications, and communications. The bill of material should be verified for quantity and model accuracy. There are technical notes and clarifications in Section 5 "Exclusions" that should be reviewed.

Point 1 electrical systems has offered our standard warranty of 12 months from date of acceptance.

If you should require clarifications on the details of our quotation, assistance in placing your order, or help with any communications problems you might encounter, please feel free to contact us at your convenience. We look forward to working with you on this project and are grateful that you have considered Point 1 electrical systems. We look forward to your response.

Sincerely,

David Rivera
Senior Executive
Point 1 Electrical Systems Inc.

Statement ofwork

No.16 "Zendesk SF

989 security"

This Statement of Work is governed by the terms and conditions of the Consulting Services Agreement entered into between Zendesk Inc. and its subsidiaries (the Company) and Point one Electrical Systems, Inc (the Consultant) on March 17, 2017.

Term and Termination

This Statement of Work shall commence on the SOW No. 16 Effective Date and shall continue until terminated pursuant to below (The SOW No.16 Term):

- **The Company may terminate this Statement of Work upon 50 days written notice to the Consultant.**
- The Consultant may terminate this Statement of Work upon 60 days written notice to the Company.

The Consultant shall provide the following Services during (the SOW No. 16 Term):

1. Overview

a. Point 1 Electrical Systems, Inc. provides a proposal for the **SF 989 project.** The below proposal is submitted in accordance to the Zendesk Safety and Security Standards. Please note the Proposal provided includes only items listed. Access controlled doors and video surveillance cameras are often added and or removed from the project. Point 1 reserves the right to re-price the project when doors and cameras are either added or removed during the Construction process. Please see the below detailed information for the **SF 989 project.**

2. System Design

a. **Access Control Network Overview**: This Project will require all elements of the S2 security system, Controller, Camera server(s), and Nodes. IT network capabilities per the Zendesk Safety and Security Standards will apply.

i. **Global Controller**

1. Site controller will need network connectivity to Zendesk's Global controller

a. Prior to connecting local controller to Global controller firewalls and WAN connections will need to be installed and configured by IT.

b. We will require port 9090 inbound to the Global controller from the local controller to be opened and provided by IT.

c. We will require port 9020 outbound from the Global controller to the local controller to be opened and provided by IT.

d. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

ii. **System Controller**

1. Point 1 will not need to install a S2 local controller for access control. Point 1 will add the licenses required to integrate 989 project into the 1035 existing controller

2. Controller will need to be network connectivity to communicate to each Network Node on the local security network IT security standards will apply.

a. Controller will be Wall mounted in the Site MDF.

b. Controller power requirements are 120v-240v AC 1.5 amps Max to be provided by others.

c. Prior to connecting local controller, firewalls and WAN connections will need to be installed and configured by IT

d. We will require port 7262 (TCP) be open to the S2 controller for the communications with S2 nodes. Be sure that this port is open through routers and firewalls for any S2 nodes on different subnets than the S2 controller.

e. We will require port 80 (TCP) be open to the S2 controller for browser access to the security management system.

f. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

iii. **Network Nodes**: Point 1 will provide **(2)** S2 Network Node

1. Network Nodes are wall mounted and will be located in the **IDF**(s)

   a. 4ft x4ft space on provided fire rated plywood to be provided.

   b. 120-220VAC at a minimum of 2.3 amps

      i. This should be dedicated and can be shared with corresponding power supply.

      ii. Network node requires (1) IT network connections per node in correspondence with Zendesk Safety and Security Standards.

2. Cabling from Network Node to **(14)** Access Control Doors:

   a. Point 1 will provide and install cabling for the following (**12**) access control doors:

      i. Cabling will be for:

         1. One (1) For the Card Reader

         2. One (1) For the Door Contact

         3. One (1) For the Request to Exit

         4. One (1) For the Door Lock Power

   b. Point 1 will provide and install cabling for the following (**2**) Elevator Lobby access control doors:

      i. Cabling will be for:

         1. One (1) For the Card Reader

         2. One (1) For the Door Contact

         3. One (1) For the Request to Exit

         4. One (1) For the Door Lock Power

         5. One (1) For the Local Alarm Sounder

         6. One (1) For the Emergency Exit Button

iv. **Access Control Door Devices**: Access Control Door Device Installation:

1. Point 1 will provide and install the following door device(s):

   a. One (1) card reader per access control door listed above

b. One (1) door contact per access control door listed above

c. One (1) request to exit per access control door listed above

d. One (1) electrified door hardware per access control door above

2. Point 1 will provide and install the following door device(s) for the Elevator Lobby access control doors:

a. One (1) card reader per access control door listed above

b. One (1) door contact per access control door listed above

c. One (1) request to exit per access control door listed above

d. One (1) local alarm sounder per access control door listed above

e. One (1) emergency exit button per access control door listed above

b. **Video Surveillance System Network Overview** Point 1 will provide a local S2 NetVr for camera recording and video storage. Point 1 will supply cameras to be connected to Zendesk IT provided POE enabled network switches. Netvr will need to communicate to cameras via Local Area connection. IT network capabilities per the Zendesk Safety and Security Standards will apply.

i. **S2 NetVR:** Point 1 will supply **(1) S2** NetVR 125

1. The NetVR will need to be connected to communicate to each Camera on the local security network IT security standards will apply.

ii. Video Surveillance Cabling:

1. Camera Cabling to the **(8)** locations

a. Point 1 will provide and install cabling to the (8) required locations

iii. Video Surveillance Camera Installation:

1. Camera Installation:

a. Point 1 will provide and install the following cameras

b. One **(1)** Samsung SND-6084 low light camera for each of the (**8**) indoor applications

3. System Programming/ Testing/ Commissioning Services

a. Global Controller Integration, Programming, and Commissioning:

i. Programming:

1. Point 1 will provide all necessary programming per Zendesk Safety and Security Global Standards for all doors and cameras listed above

ii. Commissioning/Testing/ and Integration:

1. Point 1 will provide all necessary on site commissioning/testing per Zendesk Safety and Security Global Standards for all doors, and camera devices listed above

2. Point 1 will provide global integration per Zendesk Safety and Security Global Standards for all doors and cameras listed above

4. Product, List of Materials with descriptions/ Itemized breakdown

Description of Materials	QTY
Camera Licensing	8
CCTV Programming	8
Focus and Adjustment	8
CCTV Testing	8
Final Focus and Adjustment with Client	8
Samsung Camera	8
Card Reader	14
PIR REX	14
Door Contact	16
Resistor Pack	28
ACM Board	8
Input Blade	2
18/2 plenum	4,800
18/4 plenum	4,800
16/2 plenum	4,200
18/6 plenum	4,200
Power Supply	2
Backup Batteries	8
Net VR 125	1
Network Node	2
AC Programming	98
AC Testing	98
Local Alarm Sounder	2
Emergency Exit Push Button	2
Mortise Lock Door	8
Electric Strike for Rim Device	4

5. Exclusions

a. Project Exclusions

i. Plywood installed in IDF shall be provided and installed by GC

ii. Power for all security equipment shall be provided and Installed by EC

iii. Chases and raceway shall be provided and Installed by EC

iv. Connection to the Fire Alarm System shall be provided and installed by EC

v. All door hardware other than what is listed above shall be provided and installed by GC item includes but is not limited to: door closures, non-electrified door hinges, non-

electrified door handles, non-electrified emergency exit hardware and all electrified equipment.

vi. All signage deemed necessary will be supplied by GC

vii. All equipment, cabling, or devices, other than listed as "point 1 to provide", that is documented in design drawings dated to be provided and supplied by others.

6. Equipment Approval Listings if required

a. UL, CE, FCC, RoHS

7. Warranty of Equipment

a. One (1) year warranty on equipment provided and installed by Point 1. There would be no warranty on any existing equipment

8. Terms and Conditions

a. Fees & Payment:

i. All payments shall be made in U.S. dollars and will be due upon Client's receipt of the applicable invoice. Point 1 may bill in advance for any product with long lead times. Client shall be responsible for all taxes, withholdings, duties and levies arising from the services. Point 1 shall have the right to suspend service if Client has failed to pay any invoice within thirty (30) days of receipt.

ii. All payments shall be Net 30 days from invoice submission date.

b. Errors and Omissions:

i. Point 1 reserves the right to correct any errors, inaccuracies or omissions. We will correct errors where discovered, and reserve the right to revoke any stated offer and to correct any errors, inaccuracies or omissions, including after an order has been submitted and even if the order has been confirmed. In such cases, we will attempt to contact you with notice of such changes.

9. Pricing Totals

Summary of Cost	
Base Bid Access Control/Intrusion Alarm	66,807.94
Base Bid CCTV	35,238.71
Add/Option Door Hardware	20,839.86
Final Price	**$122,886.50**

10. Approval and Authority to Proceed

Payment terms are to be Net 40 days after receipt of invoice as agreed upon by Point 1 and Zendesk.

Prices are subject to change due to currency rate exchange and manufacturer pricing adjustments.

Start Date: July 1, 2017

Zendesk shall remit to Service Provider all undisputed fees in accordance with the Agreement.

All payment amounts herein are **without** taxes, fees, and shipping.

______________________________ For Point One Electrical Systems, Inc (the Consultant)

______________________________ For Zendesk Inc. (the Company)

Name (print) ____________________ Name (print) ____________________

Title ____________________ Title ____________________

Address 6751 Southfront Rd, Livermore CA 94551

POINT 1
How Business Gets Connected

Project Site:

Zendesk SF 989 Lobby Turnstiles

Date: 5/6/2019
Estimate Number 229-19
Valid until Date: 6/6/2019

From:
Point 1 Electrical Systems INC.
Address: 6751 South Front Rd
Location: Livermore, CA. 94551
Office: (925) 667-2950
Fax: (925) 667-2951
Email: daniel.olivera@point1.com
CSL#745827

To:
Zendesk
1019 Market St.
San Francisco, CA
Attention: Christopher Broughton

Dear Mr. Christopher,

Point 1 electrical systems appreciates the opportunity to present our Proposal for the SF 989 Lobby Turnstiles project.
This quotation details Turnstiles designed to satisfy your specific application requirements.

The included bill of material is based on customer supplied drawings, specifications, and communications. The bill of material should be verified for quantity and model accuracy. There are technical notes and clarifications in Section 5 "Exclusions" that should be reviewed.

Point 1 electrical systems has offered our standard warranty of 12 months from date of acceptance.

If you should require clarifications on the details of our quotation, assistance in placing your order, or help with any communications problems you might encounter, please feel free to contact us at your convenience. We look forward to working with you on this project and are grateful that you have considered Point 1 electrical systems. We look forward to your response.

Sincerely,

Daniel Olivera
Project Manager
Point 1 Electrical Systems Inc.

Statement ofwork
No.25 "Zendesk SF
989 Lobby
Turnstiles security"

This Statement of Work is governed by the terms and conditions of the Consulting Services Agreement entered into between Zendesk Inc. and its subsidiaries (the Company) and Point one Electrical Systems, Inc (the Consultant) on March 17, 2017.

Term and Termination

This Statement of Work shall commence on the SOW No. 25 Effective Date and shall continue until terminated pursuant to below (The SOW No 25 Term):

- **The Company may terminate this Statement ofWork upon 50 days written noticeto the Consultant.**
- The Consultant mayterminate this Statement ofWork upon 60 days written notice to the Company.

The Consultant shall provide the following Services during (the SOW No. 25 Term):

1. Overview

a. Point 1 Electrical Systems, Inc. provides a proposal for the **SF 989 Lobby Turnstlles project**. The below proposal is submitted in accordance to the Zendesk Safety and Security Standards. Please note the Proposal provided includes only items listed. Point 1 reserves the right to re-price the project when equipment and devices are either added or removed during the Construction process. Please see the below detailed information for the **SF 989 Lobby Turnstlles project**.

2. System Design

a. **Access Control Network Overview**: Point 1 will Provide and install 3 **Smarter Security Glassgate 150** Turnstile lanes; (3) ADA. Actual install will vary depending on placement and infill. Lead times on turnstiles are 12 weeks upon initial down payment. Point 1 will require 25 % deposited prior to order, 25% Progress payment 30days after placing order, 50% billed upon shipment. Shipping is 4-7 days from completed product.

   i. Point 1 will supply equipment for the 3 lanes requested.
      1. (1) Multi-Lane Touchscreen
      2. (3) Floor Protector
      3. (1) Free Standing Infill-Custom Glass

   ii. Point 1 will supply 3 lanes

   iii. (3) ADA lane

   iv. All pathways to be provided by others.

<u>How is Glassgate 150 better than other Optical Turnstiles?</u>

1. HIGH SECURITY...advanced technology for superior access control

- Unique architecture utilizing multiple processors for distributed intelligence
- Detects intruders following **<u>as close as ¼" (6mm)</u>** behind authorized personnel

2. FASTEST ENTRY...greater return on investment

- 1 person/second means **fewer lanes required**, and **reduces traffic build-up**

3. PINPOINT ACCURACY... virtually eliminates false alarms

- Increases user and guard acceptance, **avoiding "tune-out"**

4. UNSURPASSED ELEGANCE... refined and slim designs accentuate lobby

- Sleek pedestals...**only 6.6"** (168mm) **wide and 45.1"** (115cm) **long**
- *Aesthetic flexibility includes various metals, tops and custom-designed enclosures*

5. FIELD-PROVEN RELIABILITY... uptime and long lifetime improve bottom line

- Fastlane™ is North America's #1 speedgate brand (per IHS Research)
- **Thousands of systems** installed on six continents

6. UL2593-LISTED... "Motor-Driven Turnstile Operators and Systems"

- One of the few optical turnstiles with this UL listing
- Reduces risks, streamlines inspection process, and lowers costs
- UL-listed versions not available with glass tops or custom features

7. IP CONNECTIVITY

- Fastlane Connect™ lowers costs with easier installation and no additional software or hardware to buy
- Turnstiles can be controlled from designated PCs, tablets or smartphones

We are pleased to quote



Fastlane Glassgate® 150

Qty	Description

1 set(s)	3 lane(s) of Glassgate 150 • Round Ends • Stainless Steel/Corian Tops

Reader Mounting Locations

Readers can be mounted in multiple places on nearly all Fastlane models. The diagram below depicts the options available (in black) for Glassgate 150 and the letter codes are used as references.


Option A
Mounted below vanity top
Option B
Mounted directly onto vanity top
Option C
Mounted externally directly onto square end
Option D
Mounted externally on nylon block for round end
Option E
Mounted behind frosted acrylic window
Option F
Mounted below vanity top behind frosted acrylic window

Reader Windows and Reader Installation

If a Card Reader Mounting Solution is ordered, the customer must supply the readers to be installed. Please note that reader dimensions may further limit available mounting options.

3. System Programming/ Testing/ Commissioning Services

a. Global Controller Integration, Programming, and Commissioning:

i. Programming:

1. Point 1 will provide all necessary programming per Zendesk Safety and Security Global Standards for all doors and cameras listed above

ii. Commissioning/Testing/ and Integration:

1. Point 1 will provide all necessary on site commissioning/testing per Zendesk Safety and Security Global Standards for all doors, and camera devices listed above

2. Point 1 will provide global integration per Zendesk Safety and Security Global Standards for all doors and cameras listed above

4. Product, List of Materials with descriptions/ Itemized breakdown

Line Item	Part Number	Description	Qty
1	Glassgate 150 Round-End Lane Set	Glassgate 150 Round-End Lane Set	1
2	GG150/R/TX/914	Glassgate 150 Round-End TX Ped 36" (914mm) Lane	1
3	GG150/R/INT/914-914	Glassgate 150 Round-End INT Ped 36"/36" (914/914mm) Lanes	2
4	GG150/R/RX/914	Glassgate 150 Round-End RX Ped 36" (914mm) Lane	1
5	GG150/SSCN	Glassgate 150 Stainless-Steel Decorative Top with Deep Black-Quartz Corian® End Caps	4
6	GG150/CUSTOM	Glassgate 150 Custom Powder Coated Enclosure - RAL 9005 Jet Black (per pedestal)	4
7	FLSCT1	Site Certification and Training (includes 2-year warranty extension on parts)	1
8	ZMULTILANE/C	Multi-Lane Touchscreen Controller (for up to 63 lanes)	1
9	FLOORPRO/2	For 400OT, FLP30MA, FLP400MA, GG150 & GG250 Models 26in Standard Lane & 36in Wide Lane	3
10	INFILL/FS/300-1000	Free-Standing Infill - Custom Glass Width (TBD)	1

5. Exclusions

i. Project Plywood installed in IDF shall be provided and installed by GC

ii. Any and all project permits and fees

iii. Fire stopping

iv. Paint and Patch Work

v. Power for all security equipment shall be provided and Installed by EC

vi. Conduit, chases and raceway shall be provided and Installed by EC

vii. Fire stopping of any raceway and or pathway installed by EC

viii. Debris off-site removal, fees coring/drilling concreate, concrete cut, concrete patch

ix. Connection to the Fire Alarm System shall be provided and installed by EC

x. All door hardware other than what is listed above shall be provided and installed by GC item includes but is not limited to: non-electrified door hinges, non-electrified door handles, non-electrified emergency exit hardware and all electrified equipment.

xi. Electrified door hardware to be supplied GC

xii. All signage deemed necessary will be supplied by GC

xiii. Permits, panting, project bonding, and overtime

6. Equipment Approval Listings if required

a. UL, CE, FCC, RoHS

7. Warranty of Equipment

a. One (1) year warranty on equipment provided and installed by Point 1. There would be no warranty on any existing equipment

8. Terms and Conditions

a. Fees & Payment:

   i. 25% Deposit upon placing order, 25% Progress Payment due 30 days after placing order, 50% billed upon shipment

   ii. All payments shall be made in U.S. dollars and will be due upon Client's receipt of the applicable invoice. Point 1 may bill in advance for any product with long lead times. Client shall be responsible for all taxes, withholdings, duties and levies arising from the services. Point 1 shall have the right to suspend service if Client has failed to pay any invoice within thirty (30) days of receipt.

   iii. All payments shall be Net 30 days from invoice submission date.

b. Production:
   i. Standard product: Typically, 8-12 weeks from complete order
   ii. Custom product: Typically, 12-16 weeks from complete order

c. Shipment:
   i. Typically, 4-7 days from completed production

d. Errors and Omissions:
   i. Point 1 reserves the right to correct any errors, inaccuracies or omissions. We will correct errors where discovered, and reserve the right to revoke any stated offer and to correct any errors, inaccuracies or omissions, including after an order has been submitted and even if the order has been confirmed. In such cases, we will attempt to contact you with notice of such changes.

9. Pricing Totals

Final Price: **$ 136,315.73**

10. Approval and Authority to Proceed

Payment terms are to be Net 40 days after receipt of invoice as agreed upon by Point 1 and Zendesk.

Prices are subject to change due to currency rate exchange and manufacturer pricing adjustments.

Start Date: Jul 12, 2019

Zendesk shall remit to Service Provider all undisputed fees in accordance with the Agreement.

All payment amounts herein are **without** taxes, fees, and shipping.

[signature]

For Point One Electrical Systems, Inc (the Consultant)

For Zendesk Inc. (the Company)

Name (print) Daniel Olivera__________________ Name (print) ____________________

Title ____________________ Title ____________________

Address 6751 Southfront Rd, Livermore CA 94551

POINT 1

How Business Gets Connected

Project Site:

Zendesk SF Y989 Level 2 Security/CCTV

Date: 3/14/2019
Estimate Number 128-19
Valid until Date: 4/13/2019

From:
Point 1 Electrical Systems INC.
Address: 6751 South Front Rd
Location: Livermore, CA. 94551
Office: (925) 667-2950
Fax: (925) 667-2951
Email: Daniel.olivera@point1.com
CSL#745827

To:
NOVO CONSTRUCTION, INC
608 Folsom St.
San Francisco, CA 94107
Attention: Jayson Hur

Dear Mr. Jayson Hur,

Point 1 Electrical Systems appreciates the opportunity to present our Proposal for the Zendesk SF Y989 project.
This quotation details Access Control and CCTV systems designed to satisfy your specific application requirements.

The included bill of material is based on customer supplied drawings, specifications, and communications. The bill of material should be verified for quantity and model accuracy. There are technical notes and clarifications in Section 5 "Exclusions" that should be reviewed.

Point 1 electrical systems has offered our standard warranty of 12 months from date of acceptance.

If you should require clarifications on the details of our quotation, assistance in placing your order, or help with any communications problems you might encounter, please feel free to contact us at your convenience. We look forward to working with you on this project and are grateful that you have considered Point 1 electrical systems. We look forward to your response.

Sincerely,

Daniel Olivera
Project Manager
Point 1 Electrical Systems Inc.

1. Overview

a. Point 1 Electrical Systems, Inc. provides a proposal for the **SF Y989 Level 2 project.** The below proposal is submitted in accordance to the Zendesk Safety and Security Standards. Please note the Proposal provided includes only items listed. Access controlled doors and video surveillance cameras are often added and or removed from the project. Point 1 reserves the right to re- price the project when doors and cameras are either added or removed during the Construction process. Please see the below detailed information for the **SF Y989 Level 2 project.**

2. System Design

a. **Access Control Network Overview**: This Project will require all elements of the S2 security system, Controller, Camera server(s), and Nodes. IT network capabilities per the Zendesk Safety and Security Standards will apply.

i. **Global Controller**

1. Site controller will need network connectivity to Zendesk's Global controller

a. Prior to connecting local controller to Global controller firewalls and WAN connections will need to be installed and configured by IT.

b. We will require port 9090 inbound to the Global controller from the local controller to be opened and provided by IT.

c. We will require port 9020 outbound from the Global controller to the local controller to be opened and provided by IT.

d. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

ii. **System Controller**

1. Point 1 will not need to install a S2 local controller for access control. Point 1 will add the licenses required to integrate 989 project into the 1035 existing controller

2. Controller will need to be network connectivity to communicate to each Network Node on the local security network IT security standards will apply.

a. Controller will be Wall mounted in the Site MDF.

b. Controller power requirements are 120v-240v AC 1.5 amps Max to be provided by others.

c. Prior to connecting local controller, firewalls and WAN connections will need to be installed and configured by IT

d. We will require port 7262 (TCP) be open to the S2 controller for the communications with S2 nodes. Be sure that this port is open through routers and firewalls for any S2 nodes on different subnets than the S2 controller.

e. We will require port 80 (TCP) be open to the S2 controller for browser access to the security management system.

f. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

iii. **Network Nodes**: Point 1 will provide **(1)** S2 Network Node

1. Network Nodes are wall mounted and will be located in the IDF(s)

    a. 4ft x4ft space on provided fire rated plywood to be provided.

    b. 120-220VAC at a minimum of 2.3 amps

        i. This should be dedicated and can be shared with corresponding power supply.

        ii. Network node requires (1) IT network connections per node in correspondence with Zendesk Safety and Security Standards.

2. Cabling from Network Node to **(7)** Access Control Doors:

    a. Point 1 will provide and install cabling for the following (**6**) access control doors:

        i. Cabling will be for:

            1. One (1) For the Card Reader

            2. One (1) For the Door Contact

            3. One (1) For the Request to Exit

            4. One (1) For the Door Lock Power

    b. Point 1 will provide and install cabling for the following (**1**) Elevator Lobby access control doors:

        i. Cabling will be for:

            1. One (1) For the Card Reader

            2. One (1) For the Door Contact

            3. One (1) For the Request to Exit

            4. One (1) For the Door Lock Power

            5. One (1) For the Local Alarm Sounder

            6. One (1) For the Emergency Exit Button

iv. **Access Control Door Devices**: Access Control Door Device Installation:

1. Point 1 will provide and install the following door device(s):

    a. One (1) card reader per access control door listed above

    b. One (1) door contact per access control door listed above

    c. One (1) request to exit per access control door listed above

2. Point 1 will provide and install the following door device(s) for the Elevator Lobby access control doors:

    a. One (1) card reader per access control door listed above

    b. One (1) door contact per access control door listed above

    c. One (1) request to exit per access control door listed above

    d. One (1) local alarm sounder per access control door listed above

    e. One (1) emergency exit button per access control door listed above

3. ADA door(s) Integration.

    a. Point 1 will provide programming for the **(1)** ADA door operators integration

        i. ADA controller and associated devices and hardware to be provided and installed by others

b. **Video Surveillance System Network Overview** Point will not need to install a local S2 NetVr. Point 1 will add the licenses required to integrate 989 project into the existing S2 NetVr for camera recording and video storage. Point 1 will supply cameras to be connected to Zendesk IT provided POE enabled network switches. Netvr will need to communicate to cameras via Local Area connection. IT network capabilities per the Zendesk Safety and Security Standards will apply.

    i. **S2 NetVR:** Point 1 will add (**6**) licenses to existing **S2** NetVR 125

        1. The NetVR will need to be connected to communicate to each Camera on the local security network IT security standards will apply.

    ii. Video Surveillance Cabling:

        1. Camera Cabling to the **(6)** locations

            a. Camera cabling shall be provided and installed by Zendesk IT approved structured cabling contractor.

            b. Camera cabling shall be installed per Zendesk IT network cabling standards

    iii. Video Surveillance Camera Installation:

        1. Camera Installation:

            a. Point 1 will provide and install the following cameras

            b. One **(1)** Samsung SND-6084 low light camera for each of the (**6**) indoor applications

3. System Programming/ Testing/ Commissioning Services

a. Global Controller Integration, Programming, and Commissioning:

    i. Programming:

        1. Point 1 will provide all necessary programming per Zendesk Safety and Security Global Standards for all doors and cameras listed above

    ii. Commissioning/Testing/ and Integration:

        1. Point 1 will provide all necessary on site commissioning/testing per Zendesk Safety and Security Global Standards for all doors, and camera devices listed above

        2. Point 1 will provide global integration per Zendesk Safety and Security Global Standards for all doors and cameras listed above

4. Product, List of Materials with descriptions/ Itemized breakdown

Description of Materials	QTY
Camera Licensing	6
CCTV Programming	6
Focus and Adjustment	6
CCTV Testing	6
Final Focus and Adjustment with Client	6
Samsung Camera	6
Card Reader	7
PIR REX	7
Door Contact	8
Resistor Pack	14
ACM Board	4
Input Blade	1
18/2 plenum	2,400'
18/4 plenum	2,400'
16/2 plenum	2,100'
18/6 plenum	2,100'
Power Supply	1
Backup Batteries	4
Network Node	1
AC Programming	49
AC Testing	49
Local Alarm Sounder	1
Emergency Exit Push Button	1
J-Hook	100
S2 Magic Monitor License	4

5. Exclusions

a. Project Exclusions

i. Plywood installed in IDF shall be provided and installed by GC

ii. Power for all security equipment shall be provided and Installed by EC

iii. Chases and raceway shall be provided and Installed by EC

iv. Connection to the Fire Alarm System shall be provided and installed by EC

v. All door hardware other than what is listed above shall be provided and installed by GC item includes but is not limited to: door closures, non-electrified door hinges, non-electrified door handles, non-electrified emergency exit hardware and all electrified equipment.

vi. All electrified door hardware supplied by GC

vii. All signage deemed necessary will be supplied by GC

viii. All equipment, cabling, or devices, other than listed as "point 1 to provide", that is documented in design drawings dated to be provided and supplied by others.

ix. Permits, panting, project bonding, and overtime

6. Equipment Approval Listings if required

a. UL, CE, FCC, RoHS

7. Warranty of Equipment

a. One (1) year warranty on equipment provided and installed by Point 1. There would be no warranty on any existing equipment .

8. Terms and Conditions

a. Fees & Payment:

i. All payments shall be made in U.S. dollars and will be due upon Client's receipt of the applicable invoice. Point 1 may bill in advance for any product with long lead times. Client shall be responsible for all taxes, withholdings, duties and levies arising from the services. Point 1 shall have the right to suspend service if Client has failed to pay any invoice within thirty (30) days of receipt.

ii. All payments shall be Net 30 days from invoice submission date.

b. Errors and Omissions:

i. Point 1 reserves the right to correct any errors, inaccuracies or omissions. We will correct errors where discovered, and reserve the right to revoke any stated offer and to correct any errors, inaccuracies or omissions, including after an order has been submitted and even if the order has been confirmed. In such cases, we will attempt to contact you with notice of such changes.

9. Pricing Totals

Summary of Cost	
Base Bid Access Control/Intrusion Alarm	48,767.59
Base Bid CCTV	11,459.21
Final Price	**$ 60,226.80**

10. Approval and Authority to Proceed

We approve the project as described above, and authorize the Point 1 electrical systems Inc. to proceed.

Print Name ______________________ Signature ______________________ Date __________

Project Site:

Zendesk SF Y989 Level 3 Security/CCTV

Date: 7/24/2019
Estimate Number 128-19
Valid until Date: 8/23/2019

From:
Point 1 Electrical Systems INC.
Address: 6751 South Front Rd
Location: Livermore, CA. 94551
Office: (925) 667-2950
Fax: (925) 667-2951
Email: Daniel.olivera@point1.com
CSL#745827

To:
NOVO CONSTRUCTION, INC
608 Folsom St.
San Francisco, CA 94107
Attention: Jayson Hur

Point 1 Electrical Systems appreciates the opportunity to present our Proposal for the Zendesk SF Y989 Level 3 project.
This quotation details Access Control and CCTV systems designed to satisfy your specific application requirements.

The included bill of material is based on customer supplied drawings, specifications, and communications. The bill of material should be verified for quantity and model accuracy. There are technical notes and clarifications in Section 5 "Exclusions" that should be reviewed.

Point 1 electrical systems has offered our standard warranty of 12 months from date of acceptance.

If you should require clarifications on the details of our quotation, assistance in placing your order, or help with any communications problems you might encounter, please feel free to contact us at your convenience. We look forward to working with you on this project and are grateful that you have considered Point 1 electrical systems. We look forward to your response.

Sincerely,

Daniel Olivera
Project Manager
Point 1 Electrical Systems Inc.

1. Overview

a. Point 1 Electrical Systems, Inc. provides a proposal for the **SF Y989 Level 3 project**. The below proposal is submitted in accordance to the Zendesk Safety and Security Standards. Please note the Proposal provided includes only items listed. Access controlled doors and video surveillance cameras are often added and or removed from the project. Point 1 reserves the right to re- price the project when doors and cameras are either added or removed during the Construction process. Please see the below detailed information for the **SF Y989 Level 3 project**.

2. System Design

a. **Access Control Network Overview**: This Project will require all elements of the S2 security system, Controller, Camera server(s), and Nodes. IT network capabilities per the Zendesk Safety and Security Standards will apply.

i. **Global Controller**

1. Site controller will need network connectivity to Zendesk's Global controller

   a. Prior to connecting local controller to Global controller firewalls and WAN connections will need to be installed and configured by IT.

   b. We will require port 9090 inbound to the Global controller from the local controller to be opened and provided by IT.

   c. We will require port 9020 outbound from the Global controller to the local controller to be opened and provided by IT.

   d. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

ii. **System Controller**

1. Point 1 will not need to install a S2 local controller for access control. Point 1 will add the licenses required to integrate 989 project into the 1035 existing controller

2. Controller will need to be network connectivity to communicate to each Network Node on the local security network IT security standards will apply.

   a. Controller will be Wall mounted in the Site MDF.

   b. Controller power requirements are 120v-240v AC 1.5 amps Max to be provided by others.

   c. Prior to connecting local controller, firewalls and WAN connections will need to be installed and configured by IT

   d. We will require port 7262 (TCP) be open to the S2 controller for the communications with S2 nodes. Be sure that this port is open through routers and firewalls for any S2 nodes on different subnets than the S2 controller.

   e. We will require port 80 (TCP) be open to the S2 controller for browser access to the security management system.

   f. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

iii. **Network Nodes**: Point 1 will provide **(1)** S2 Network Node

1. Network Nodes are wall mounted and will be located in the IDF(s)
    a. 4ft x4ft space on provided fire rated plywood to be provided.
    b. 120-220VAC at a minimum of 2.3 amps
        i. This should be dedicated and can be shared with corresponding power supply.
        ii. Network node requires (1) IT network connections per node in correspondence with Zendesk Safety and Security Standards.
2. Cabling from Network Node to **(6)** Access Control Doors:
    a. Point 1 will provide and install cabling for the following (**5**) access control doors:
        i. Cabling will be for:
            1. One (1) For the Card Reader
            2. One (1) For the Door Contact
            3. One (1) For the Request to Exit
            4. One (1) For the Door Lock Power
    b. Point 1 will provide and install cabling for the following (**1**) Elevator Lobby access control doors:
        i. Cabling will be for:
            1. One (1) For the Card Reader
            2. One (1) For the Door Contact
            3. One (1) For the Request to Exit
            4. One (1) For the Door Lock Power
            5. One (1) For the Local Alarm Sounder
            6. One (1) For the Emergency Exit Button

iv. **Access Control Door Devices**: Access Control Door Device Installation:

1. Point 1 will provide and install the following door device(s):
    a. One (1) card reader per access control door listed above
    b. One (1) door contact per access control door listed above
    c. One (1) request to exit per access control door listed above
    d. One (1) electric door hardware per access control door listed above
2. Point 1 will provide and install the following door device(s) for the Elevator Lobby access control doors:
    a. One (1) card reader per access control door listed above
    b. One (1) door contact per access control door listed above
    c. One (1) request to exit per access control door listed above
    d. One (1) local alarm sounder per access control door listed above

e. One (1) emergency exit button per access control door listed above

3. ADA door(s) Integration.

a. Point 1 will provide programming for the **(1)** ADA door operators integration

i. ADA controller and associated devices and hardware to be provided and installed by others

b. **Video Surveillance System Network Overview** Point will not need to install a local S2 NetVr. Point 1 will add the licenses required to integrate 989 project into the existing S2 NetVr for camera recording and video storage. Point 1 will supply cameras to be connected to Zendesk IT provided POE enabled network switches. Netvr will need to communicate to cameras via Local Area connection. IT network capabilities per the Zendesk Safety and Security Standards will apply.

i. **S2 NetVR:** Point 1 will add (**5**) licenses to existing **S2** NetVR 125

1. The NetVR will need to be connected to communicate to each Camera on the local security network IT security standards will apply.

ii. Video Surveillance Cabling:

1. Camera Cabling to the **(5)** locations

a. Camera cabling shall be provided and installed by Zendesk IT approved structured cabling contractor.

b. Camera cabling shall be installed per Zendesk IT network cabling standards

iii. Video Surveillance Camera Installation:

1. Camera Installation:

a. Point 1 will provide and install the following cameras

b. One **(1)** Samsung X-6084 low light camera for each of the (**5**) indoor applications

3. System Programming/ Testing/ Commissioning Services

a. Global Controller Integration, Programming, and Commissioning:

i. Programming:

1. Point 1 will provide all necessary programming per Zendesk Safety and Security Global Standards for all doors and cameras listed above

ii. Commissioning/Testing/ and Integration:

1. Point 1 will provide all necessary on site commissioning/testing per Zendesk Safety and Security Global Standards for all doors, and camera devices listed above

2. Point 1 will provide global integration per Zendesk Safety and Security Global Standards for all doors and cameras listed above

4. Product, List of Materials with descriptions/ Itemized breakdown

Description of Materials	QTY
Camera Licensing	5
CCTV Programming	5
Focus and Adjustment	5
CCTV Testing	5
Final Focus and Adjustment with Client	5
Samsung Camera	5
Card Reader	6
PIR REX	6
Door Contact	7
Resistor Pack	12
ACM Board	3
Input Blade	1
18/2 plenum	2,100
18/4 plenum	2,100
16/2 plenum	1,800
18/6 plenum	1,800
Power Supply	1
Backup Batteries	3
Network Node	1
AC Programming	42
AC Testing	42
Local Alarm Sounder	1
Emergency Exit Push Button	1
Group 2: Mother's Room Electrified Door Hardware	1
Group 10: Single Card Reader Door Electrified Hardware	2
Group 50: Egress Card Reader Door Electrified Hardware	2

5. Exclusions

a. Project Exclusions

i. **Plywood installed in IDF shall be provided and installed by GC**

ii. Power for all security equipment shall be provided and Installed by EC

iii. Chases and raceway shall be provided and Installed by EC

iv. Connection to the Fire Alarm System shall be provided and installed by EC

v. All door hardware other than what is listed above shall be provided and installed by GC item includes but is not limited to: door closures, non-electrified door hinges, non-electrified door handles, non-electrified emergency exit hardware and all electrified equipment.

~~vi. All electrified door hardware supplied by GC~~

vii. All signage deemed necessary will be supplied by GC

viii. All equipment, cabling, or devices, other than listed as "point 1 to provide", that is documented in design drawings dated to be provided and supplied by others.

ix. Permits, panting, project bonding, and overtime

x. The mortise to be cut into the door into which the lock is to be fitted by GC.

6. Equipment Approval Listings if required

a. UL, CE, FCC, RoHS

7. Warranty of Equipment

a. One (1) year warranty on equipment provided and installed by Point 1. There would be no warranty on any existing equipment

8. Terms and Conditions

a. Fees & Payment:

i. All payments shall be made in U.S. dollars and will be due upon Client's receipt of the applicable invoice. Point 1 may bill in advance for any product with long lead times. Client shall be responsible for all taxes, withholdings, duties and levies arising from the services. Point 1 shall have the right to suspend service if Client has failed to pay any invoice within thirty (30) days of receipt.

ii. All payments shall be Net 30 days from invoice submission date.

b. Errors and Omissions:

i. Point 1 reserves the right to correct any errors, inaccuracies or omissions. We will correct errors where discovered, and reserve the right to revoke any stated offer and to correct any errors, inaccuracies or omissions, including after an order has been submitted and even if the order has been confirmed. In such cases, we will attempt to contact you with notice of such changes.

9. Pricing Totals

Summary of Cost	
Base Bid Access Control/Intrusion Alarm	50,269.80
Base Bid CCTV	10,893.21
Alternate Electrified Door Hardware	7,379.90
Final Price	**$ 68,542.92**

10. Approval and Authority to Proceed

We approve the project as described above, and authorize the Point 1 electrical systems Inc. to proceed.

______________________ ______________________ __________

Print Name Signature Date

POINT 1
How Business Gets Connected

Project Site:

Zendesk SF Y989 Level 6 Security/CCTV

Date: 5/16/2019
Estimate Number 128-19
Valid until Date: 6/16/2019

From:
Point 1 Electrical Systems INC.
Address: 6751 South Front Rd
Location: Livermore, CA. 94551
Office: (925) 667-2950
Fax: (925) 667-2951
Email: Daniel.olivera@point1.com
CSL#745827

To:
NOVO CONSTRUCTION, INC
608 Folsom St.
San Francisco, CA 94107
Attention: Jason Hur

Dear Mr. Jason Hur,

Point 1 Electrical Systems appreciates the opportunity to present our Proposal for the Zendesk SF Y989 Level 6 project.
This quotation details Access Control and CCTV systems designed to satisfy your specific application requirements.

The included bill of material is based on customer supplied drawings, specifications, and communications. The bill of material should be verified for quantity and model accuracy. There are technical notes and clarifications in Section 5 "Exclusions" that should be reviewed.

Point 1 electrical systems has offered our standard warranty of 12 months from date of acceptance.

If you should require clarifications on the details of our quotation, assistance in placing your order, or help with any communications problems you might encounter, please feel free to contact us at your convenience. We look forward to working with you on this project and are grateful that you have considered Point 1 electrical systems. We look forward to your response.

Sincerely,

Daniel Olivera
Project Manager
Point 1 Electrical Systems Inc.

1. Overview

a. Point 1 Electrical Systems, Inc. provides a proposal for the **SF Y989 Level 6 project**. The below proposal is submitted in accordance to the Zendesk Safety and Security Standards. Please note the Proposal provided includes only items listed. Access controlled doors and video surveillance cameras are often added and or removed from the project. Point 1 reserves the right to re- price the project when doors and cameras are either added or removed during the Construction process. Please see the below detailed information for the **SF Y989 Level 6 project**.

2. System Design

a. **Access Control Network Overview**: This Project will require all elements of the S2 security system, Controller, Camera server(s), and Nodes. IT network capabilities per the Zendesk Safety and Security Standards will apply.

  i. **Global Controller**

    1. Site controller will need network connectivity to Zendesk's Global controller

      a. Prior to connecting local controller to Global controller firewalls and WAN connections will need to be installed and configured by IT.

      b. We will require port 9090 inbound to the Global controller from the local controller to be opened and provided by IT.

      c. We will require port 9020 outbound from the Global controller to the local controller to be opened and provided by IT.

      d. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

  ii. **System Controller**

    1. Point 1 will not need to install a S2 local controller for access control. Point 1 will add the licenses required to integrate 989 project into the 1035 existing controller

    2. Controller will need to be network connectivity to communicate to each Network Node on the local security network IT security standards will apply.

      a. Controller will be Wall mounted in the Site MDF.

      b. Controller power requirements are 120v-240v AC 1.5 amps Max to be provided by others.

      c. Prior to connecting local controller, firewalls and WAN connections will need to be installed and configured by IT

      d. We will require port 7262 (TCP) be open to the S2 controller for the communications with S2 nodes. Be sure that this port is open through routers and firewalls for any S2 nodes on different subnets than the S2 controller.

      e. We will require port 80 (TCP) be open to the S2 controller for browser access to the security management system.

      f. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

  iii. **Network Nodes**: Point 1 will provide **(1)** S2 Network Node

1. Network Nodes are wall mounted and will be located in the IDF(s)

    a. 4ft x4ft space on provided fire rated plywood to be provided.

    b. 120-220VAC at a minimum of 2.3 amps

        i. This should be dedicated and can be shared with corresponding power supply.

        ii. Network node requires (1) IT network connections per node in correspondence with Zendesk Safety and Security Standards.

2. Cabling from Network Node to **(14)** Access Control Doors:

    a. Point 1 will provide and install cabling for the following (**12**) access control doors:

        i. Cabling will be for:

            1. One (1) For the Card Reader

            2. One (1) For the Door Contact

            3. One (1) For the Request to Exit

            4. One (1) For the Door Lock Power

    b. Point 1 will provide and install cabling for the following (**2**) glass access control doors:

        i. Cabling will be for:

            1. One (1) For the Card Reader

            2. One (1) For the Door Contact

            3. One (1) For the Request to Exit

            4. One (1) For the Door Lock Power

            5. One (1) For the Local Alarm Sounder

            6. One (1) For the Emergency Exit Button

iv. **Access Control Door Devices**: Access Control Door Device Installation:

1. Point 1 will provide and install the following door device(s):

    a. One (1) card reader per access control door listed above

    b. One (1) door contact per access control door listed above

    c. One (1) request to exit per access control door listed above

2. Point 1 will provide and install the following door device(s) for the glass access control doors:

    a. One (1) card reader per access control door listed above

    b. One (1) door contact per access control door listed above

    c. One (1) request to exit per access control door listed above

    d. One (1) local alarm sounder per access control door listed above

    e. One (1) emergency exit button per access control door listed above

3. ADA door(s) Integration.

    a. Point 1 will provide programming for the **(1)** ADA door operators integration

        i. ADA controller and associated devices and hardware to be provided and installed by others

b. **Video Surveillance System Network Overview** Point will not need to install a local S2 NetVR. Point 1 will add the licenses required to integrate 989 project into the existing S2 NetVR for camera recording and video storage. Point 1 will supply cameras to be connected to Zendesk IT provided POE enabled network switches. Netvr will need to communicate to cameras via Local Area connection. IT network capabilities per the Zendesk Safety and Security Standards will apply.

    i. **S2 NetVR:** Point 1 will add (**11**) licenses to existing **S2** NetVR 125

        1. The NetVR will need to be connected to communicate to each Camera on the local security network IT security standards will apply.

    ii. Video Surveillance Cabling:

        1. Camera Cabling to the **(11)** locations

            a. Camera cabling shall be provided and installed by Zendesk IT approved structured cabling contractor.

            b. Camera cabling shall be installed per Zendesk IT network cabling standards

    iii. Video Surveillance Camera Installation:

        1. Camera Installation:

            a. Point 1 will provide and install the following cameras

            b. One **(1)** Samsung SND-6084 low light camera for each of the (**10**) indoor applications

            c. One **(1)** Axis P3717 Multidirectional 360 low light camera for the **(1)** elevator/reception area

3. System Programming/ Testing/ Commissioning Services

a. Global Controller Integration, Programming, and Commissioning:

    i. Programming:

        1. Point 1 will provide all necessary programming per Zendesk Safety and Security Global Standards for all doors and cameras listed above

    ii. Commissioning/Testing/ and Integration:

        1. Point 1 will provide all necessary on site commissioning/testing per Zendesk Safety and Security Global Standards for all doors, and camera devices listed above

        2. Point 1 will provide global integration per Zendesk Safety and Security Global Standards for all doors and cameras listed above

4. Product, List of Materials with descriptions/ Itemized breakdown

Description of Materials	QTY
Camera Licensing	11
CCTV Programming	11
Focus and Adjustment	11
CCTV Testing	11
Final Focus and Adjustment with Client	11
Samsung Camera	10
Card Reader	14
PIR REX	14
Door Contact	16
Resistor Pack	26
ACM Board	8
Input Blade	2
18/2 plenum	5,100
18/4 plenum	4,800
16/2 plenum	4,200
18/6 plenum	4,200
Power Supply	2
Backup Batteries	8
Network Node	2
AC Programming	98
AC Testing	98
Local Alarm Sounder	2
Emergency Exit Push Button	2
J-Hook	100
AXIS P3717-PLE 8MP MULTIDIRECTIONAL 360 IR	1

5. Exclusions

a. Project Exclusions

i. Plywood installed in IDF shall be provided and installed by GC

ii. Power for all security equipment shall be provided and Installed by EC

iii. Chases and raceway shall be provided and Installed by E C

iv. Connection to the Fire Alarm System shall be provided and installed by EC

v. All door hardware other than what is listed above shall be provided and installed by GC item includes but is not limited to: door closures, non-electrified door hinges, non-electrified door handles, non-electrified emergency exit hardware and all electrified equipment.

~~vi. All electrified door hardware supplied by GC~~

vii. All signage deemed necessary will be supplied by GC

viii. All equipment, cabling, or devices, other than listed as "point 1 to provide", that is documented in design drawings dated to be provided and supplied by others.

ix. Permits, panting, project bonding, and overtime

6. Equipment Approval Listings if required

a. UL, CE, FCC, RoHS

7. Warranty of Equipment

a. One (1) year warranty on equipment provided and installed by Point 1. There would be no warranty on any existing equipment

8. Terms and Conditions

a. Fees & Payment:

i. All payments shall be made in U.S. dollars and will be due upon Client's receipt of the applicable invoice. Point 1 may bill in advance for any product with long lead times. Client shall be responsible for all taxes, withholdings, duties and levies arising from the services. Point 1 shall have the right to suspend service if Client has failed to pay any invoice within thirty (30) days of receipt.

ii. All payments shall be Net 30 days from invoice submission date.

b. Errors and Omissions:

i. Point 1 reserves the right to correct any errors, inaccuracies or omissions. We will correct errors where discovered, and reserve the right to revoke any stated offer and to correct any errors, inaccuracies or omissions, including after an order has been submitted and even if the order has been confirmed. In such cases, we will attempt to contact you with notice of such changes.

9. Pricing Totals

Summary of Cost	
Base Bid Access Control/Intrusion Alarm	88,076.94
Base Bid CCTV	21,342.81
Final Price	**$ 109,419.75**

10. Approval and Authority to Proceed

We approve the project as described above, and authorize the Point 1 electrical systems Inc. to proceed.

Print Name ______________________ Signature ______________________ Date __________

POINT 1
How Business Gets Connected

Project Site:

Zendesk SF Y989 Lobby Security/CCTV

Date: 8/15/2019
Estimate Number 229-19
Valid until Date: 9/15/2019

From:
Point 1 Electrical Systems INC.
Address: 6751 South Front Rd
Location: Livermore, CA. 94551
Office: (925) 667-2950
Fax: (925) 667-2951
Email: Daniel.olivera@point1.com
CSL#745827

To:
NOVO CONSTRUCTION, INC
608 Folsom St.
San Francisco, CA 94107
Attention: Jayson Hur

Point 1 Electrical Systems appreciates the opportunity to present our Proposal for the Zendesk SF Y989 Lobby project.
This quotation details Access Control and CCTV systems designed to satisfy your specific application requirements.

The included bill of material is based on customer supplied drawings, specifications, and communications. The bill of material should be verified for quantity and model accuracy. There are technical notes and clarifications in Section 5 "Exclusions" that should be reviewed.

Point 1 electrical systems has offered our standard warranty of 12 months from date of acceptance.

If you should require clarifications on the details of our quotation, assistance in placing your order, or help with any communications problems you might encounter, please feel free to contact us at your convenience. We look forward to working with you on this project and are grateful that you have considered Point 1 electrical systems. We look forward to your response.

Sincerely,

Daniel Olivera
Project Manager
Point 1 Electrical Systems Inc.

1. Overview

a. Point 1 Electrical Systems, Inc. provides a proposal for the **SF Y989 Lobby project**. The below proposal is submitted in accordance to the Zendesk Safety and Security Standards. Please note the Proposal provided includes only items listed. Access controlled doors and video surveillance cameras are often added and or removed from the project. Point 1 reserves the right to re- price the project when doors and cameras are either added or removed during the Construction process. Please see the below detailed information for the **SF Y989 Lobby project**.

2. System Design

a. **Access Control Network Overview**: This Project will require all elements of the S2 security system, Controller, Camera server(s), and Nodes. IT network capabilities per the Zendesk Safety and Security Standards will apply.

i. **Global Controller**

1. Site controller will need network connectivity to Zendesk's Global controller

a. Prior to connecting local controller to Global controller firewalls and WAN connections will need to be installed and configured by IT.

b. We will require port 9090 inbound to the Global controller from the local controller to be opened and provided by IT.

c. We will require port 9020 outbound from the Global controller to the local controller to be opened and provided by IT.

d. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

ii. **System Controller**

1. Point 1 will install a S2 I32 Portal local controller for access control.

2. Controller will need to be network connectivity to communicate to each Network Node on the local security network IT security standards will apply.

a. Controller will be Wall mounted in the Site MDF.

b. Controller power requirements are 120v-240v AC 1.5 amps Max to be provided by others.

c. Prior to connecting local controller, firewalls and WAN connections will need to be installed and configured by IT

d. We will require port 7262 (TCP) be open to the S2 controller for the communications with S2 nodes. Be sure that this port is open through routers and firewalls for any S2 nodes on different subnets than the S2 controller.

e. We will require port 80 (TCP) be open to the S2 controller for browser access to the security management system.

f. We will require port 22 (SSH) is the connection needed to facilitate migration, and troubleshooting. This is to be opened and provided by IT.

Access Control Network Node Installation and Cabling:

1. S2 Network Node:
    a. Point 1 will provide Network Nodes mounted on the IDF wall along with lock power supplies, 4ft x4ft space will be required along with 110-volt power and IT network connections per Zendesk Safety and Security Standards.
2. Cabling from Network Node to **(10)** Access Control Doors:
    a. Point 1 will install new cabling from **the new** panel locations to the following access control doors: (8) Access control doors: lobby corridor, mail room, staircase FAC room, Network wall mount cabinet, basement storage and bike room, and roof elevator control room; and **utilize existing cabling** for the (1) Main Entrance ADA (1) Rear Entrance Access control Door.
        i. Cabling used will be for:
            1. One (1) Card Reader
            2. One (1) Door Contact
            3. One (1) Request to Exit
            4. One (1) For the Door Lock Power

(If existing cabling is found to be missing and or deemed unusable, point 1 will provide a cost to replace or install necessary cables.)

3. Cabling from Network Node to (3) Elevator Controls:
    a. Point 1 will utilize existing cabling and provide and install **(1)** S2 Network Node and panel terminations to the **(3)** elevators for the following:
        i. One (1) Card Reader per elevator listed above
            1. Point 1 shall provide card reader to elevator contractor for installation.
                a. Associated control cabling necessary to elevator control equipment
                    i. Point 1 shall provide cabling to elevator control equipment.
                        1. Elevator contractor will make the necessary terminations at elevator controls.
                        2. Point 1 shall coordinate with elevator contractor for integration.

Access Control Door Device Installation:

1. Access Control Door Devices:
    a. Point 1 will provide and install the following door devices:
        i. One (1) card reader per access control door listed above
        ii. One (1) door contact per access control door listed above
        iii. One (1) request to exit per access control door listed above
        iv. One (1) door closing device per access control door listed above

(If Devices are found to be missing and or deemed unusable, point 1 will provide a cost to replace or install necessary devices.)

2. Elevators:
    a. Point 1 will provide coordination and integration for the following elevator device(s):
        i. One (1) card reader per elevator listed above
            1. Point 1 shall provide card reader to elevator contractor for installation

Video Surveillance System Network Overview: Point 1 will integrate to the existing local S2 NetVr for camera recording and video storage. The cameras will be connected to Zendesk IT provided POE enabled network switches. IT network capabilities per the Zendesk Safety and Security Standards will apply.

Video Surveillance Cabling:

1. Camera Cabling to the **(13)** Camera locations (by IT contractor).
    a. Camera cabling shall be provided and installed by Zendesk IT approved structured cabling contractor.
    b. Camera cabling shall be installed per Zendesk IT network cabling standards

Video Surveillance Camera Installation:

b. Camera Installation:
   i. One (1) Samsung low light camera
      1. Point 1 will provide and install **(8)** Samsung XND -6080 cameras
      2. Point 1 will **utilize the existing** (5) Avigilon cameras

(If cameras are found to be missing and or deemed unusable, point 1 will provide a cost to replace or install necessary cameras.)

Turnstiles system overview: Point 1 will Provide and install **(3)** Turnstile lanes; (3) Three ADA. Actual install will vary depending on placement and infill.

ii. Point 1 will supply and install all necessary cabling and card reader access equipment for the **(3)** lanes.
iii. Cabling
iv. Point 1 will provide al cabling needed to each turnstile for them to operate.
v. Equipment
vi. Point 1 will supply 3 lanes
vii. (3) ADA lane
viii. All pathways to be provided by others.

Intercom System Overview:

Point 1 will supply **1** main intercom station and **1** master handset stations. The units will be connected to Zendesk IT provided POE enabled network switches. IT network capabilities per the Zendesk Safety and Security Standards will apply.

Intercom Cabling

1. Intercom cabling to the 2 location:
   a. Point 1 will provide and install access control cabling from the IDF to the 1 location.
   b. Intercom data Cat 6 cabling shall be provided and installed by Zendesk IT approved structured cabling contractor.
   c. Intercom cabling shall be installed per Zendesk IT network cabling standards.

Intercom Hardware Installation

1. Point 1 will provide and install the following equipment
   a. Two (1) Intercom Master Stations
   b. One (1) intercom main station

3. System Programming/ Testing/ Commissioning Services

a. Global Controller Integration, Programming, and Commissioning:

   i. Programming:

      1. Point 1 will provide all necessary programming per Zendesk Safety and Security Global Standards for all doors and cameras listed above

   ii. Commissioning/Testing/ and Integration:

      1. Point 1 will provide all necessary on site commissioning/testing per Zendesk Safety and Security Global Standards for all doors, and camera devices listed above

      2. Point 1 will provide global integration per Zendesk Safety and Security Global Standards for all doors and cameras listed above

4. Product, List of Materials with descriptions/ Itemized breakdown

Description of Materials	QTY
Camera Licensing	13
CCTV Programming	13
Focus and Adjustment	13
CCTV Testing	13
Final Focus and Adjustment with Client	13
Samsung Camera	8
Card Reader	16
PIR REX	9
Door Contact	12
Resistor Pack	24
ACM Board	10
Input Blade	3
18/2 plenum	6,600
18/4 plenum	3,600
16/2 plenum	3,600
18/6 plenum	4,500
Power Supply	3
Backup Batteries	5
Controller 32 Portal RM	1
Network Node	3
AC Programming	91
AC Testing	91
Output Blade	1
Stentofon Intercom Station	1
Stentofon Surface Back Box	1
Stentofon Desk Master Station	1
Stentofon Station License	1
Local Alarm Sounder	1
Duress Button	1
Emergency Exit Push Button	1
Turnstiles AC Programming	60
Turnstiles AC Testing	60
Fire Door Coring Certified	1
Electrified Mortise Hardware	6

5. Exclusions

a. Project Exclusions

i. Plywood installed in IDF shall be provided and installed by GC

ii. Power for all security equipment shall be provided and Installed by EC

iii. Chases and raceway shall be provided and Installed by E C

iv. Connection to the Fire Alarm System shall be provided and installed by EC

v. All door hardware other than what is listed above shall be provided and installed by GC item includes but is not limited to: door closures, non-electrified door hinges, non-electrified door handles, non-electrified emergency exit hardware and all electrified equipment.

~~vi. All electrified door hardware supplied by GC~~

vii. All signage deemed necessary will be supplied by GC

viii. All equipment, cabling, or devices, other than listed as "point 1 to provide", that is documented in design drawings dated to be provided and supplied by others.

ix. Permits, panting, project bonding, and overtime

x. The mortise to be cut into the door into which the lock is to be fitted by GC.

6. Equipment Approval Listings if required

a. UL, CE, FCC, RoHS

7. Warranty of Equipment

a. One (1) year warranty on equipment provided and installed by Point 1. There would be no warranty on any existing equipment

8. Terms and Conditions

a. Fees & Payment:

i. All payments shall be made in U.S. dollars and will be due upon Client's receipt of the applicable invoice. Point 1 may bill in advance for any product with long lead times. Client shall be responsible for all taxes, withholdings, duties and levies arising from the services. Point 1 shall have the right to suspend service if Client has failed to pay any invoice within thirty (30) days of receipt.

ii. All payments shall be Net 30 days from invoice submission date.

b. Errors and Omissions:

i. Point 1 reserves the right to correct any errors, inaccuracies or omissions. We will correct errors where discovered, and reserve the right to revoke any stated offer and to correct any errors, inaccuracies or omissions, including after an order has been submitted and even if the order has been confirmed. In such cases, we will attempt to contact you with notice of such changes.

9. Pricing Totals

Summary of Cost	
Base Bid Access Control/Intrusion Alarm	143519.19
Base Bid CCTV	19766.59
Final Price	**$ 163,285.78**

10. Approval and Authority to Proceed

We approve the project as described above, and authorize the Point 1 electrical systems Inc. to proceed.

Print Name

Signature

Date

POINT 1
How Business Gets Connected

Exhibit B

989 Lobby Security Plans

[Attached.]

SYMBOLS LEGEND AND GENERAL NOTES

GENERAL NOTES

SECURITY CONDUIT & WIRING NOTES

SECURITY DEVICE NOTES

SECURITY ELECTRICAL NOTES

SYMBOLS AND DRAWING CONVENTIONS

ABBREVIATIONS

RESPONSIBILITY MATRIX, DRAWING INDEX AND CABLE SCHEDULE

Sheet Number	Sheet Title
SY0.01	SYMBOLS LIST AND DRAWING INDEX
SY0.02	BLOCK DIAGRAM
SY0.10	VIDEO SYSTEM POINT LIST AND LOADING TABLE
SY0.11	ACS POINT LIST AND LOADING TABLE STORE ROOM WALL MOUNT NETWORK NODE #1
SY0.12	ACS WIRING DIAGRAM STORE ROOM WALL MOUNT NETWORK NODE #1
SY0.13	ACS POINT LIST AND LOADING TABLE FAC ROOM WALL MOUNT NETWORK NODE #2
SY0.14	ACS WIRING DIAGRAM FAC ROOM WALL MOUNT NETWORK NODE #2
SY0.15	ACS POINT LIST AND LOADING TABLE ELEVATOR CONTROL ROOM WALL MOUNT NETWORK NODE #3
SY0.16	ACS WIRING DIAGRAM ELEVATOR CONTROL ROOM WALL MOUNT NETWORK NODE #3
SY0.30	ZENDESK 989 MARKET BASEMENT/STORE ROOM POWER SUPPLY WIRING DIAGRAM-PSP1
SY0.31	ZENDESK 989 MARKET LOBBY/FAC ROOM POWER SUPPLY WIRING DIAGRAM-PSP1
SY0.32	ZENDESK 989 MARKET LOBBY/FAC ROOM POWER SUPPLY WIRING DIAGRAM-PSP2
SY0.33	ZENDESK 989 MARKET LOBBY/ELEVATOR CONTROL ROOM POWER SUPPLY WIRING DIAGRAM-PSP1
SY2.01	FLOOR PLAN - FIRST FLOOR
SY2.07	FLOOR PLAN - ROOF ELEVATOR CONTROL ROOM
SY4.01	SECURITY ROOM PLANS AND ELEVATIONS
SY4.02	SECURITY ROOM PLANS AND ELEVATIONS
SY5.01	INSTALLATION DETAILS-SECURITY
SY5.02	INSTALLATION DETAILS-SECURITY
SY5.03	INSTALLATION DETAILS-SECURITY
SY5.04	INSTALLATION DETAILS-SECURITY
SY5.05	INSTALLATION DETAILS-SECURITY
SY5.06	INSTALLATION DETAILS-SECURITY

REVISION LIST

Sheet Number	Sheet Title
SY0.11	ADDED HARDWARE FOR KEY SWITCH, LOCAL ALARM, AND EMERGENCY EXIT BUTTON
SY0.12	ADDED HARDWARE FOR KEY SWITCH, LOCAL ALARM, AND EMERGENCY EXIT BUTTON
SY0.32	ADDED LOCAL ALARM OUTPUT TO POWER SUPPLY
SY2.01	MOVED DOOR AND ADDED KEY SWITCH, LOCAL ALARM, AND EMERGENCY EXIT BUTTON
SY5.01	MODIFIED DETAIL #2 FOR KEY SWITCH, LOCAL ALARM, AND EMERGENCY EXIT BUTTON

MASTER CABLE SCHEDULE

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
SYMBOLS LIST AND DRAWING INDEX

DRAWING STATUS

AS NOTED

SY0.01


24 Port Managed Switch 1 (POE+)
24 Port Managed Switch 1 (POE+)
24 Port Managed Switch 1 (POE+)
STORE ROOM
S2 NETWORK NODE
NETWORK NODE #1
S2-NN-E2R-WM
ACR
ACR
FAC ROOM
S2 NETWORK NODE
NETWORK NODE #2
S2-NN-E2R-WM
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ELEVATOR CONTROL ROOM
S2 NETWORK NODE
NETWORK NODE #2
S2-NN-E2R-WM
ACR

REV. | DATE | BY

POINT 1

PROJECT NAME
endesk San Francisco
989 Market
Lobby

SHEET TITLE
BLOCK DIAGRAM

DRAWING STATUS
100%CD

AS NOTED
POINT 1

SY0.02

LOCATION	NETWORK PORT	POINT#	DEVICE TYPE	DESCRIPTION	LOCATION	DETAIL	SHEET #	FLOOR	COMMENTS
STORE ROOM ZENDESK 989 MARKET BASEMENT/STORE ROOM MANAGED NETWORK SWITCH 1 PORT REQUIREMENTS	1	ZENDESK 989 MARKET BASEMENT/STORE ROOM/NETWORK NODE #1	52 NETWORK NODE	ACS WALL MOUNT NODE 1	ZENDESK 989 MARKET BASEMENT/STORE ROOM	N/A	N/A	Basement	
	2	SPARE	SPARE						
	3	SPARE	SPARE						
	4	SPARE	SPARE						
	5	SPARE	SPARE						
	6	SPARE	SPARE						
	7	SPARE	SPARE						
	8	SPARE	SPARE						
	9	SPARE	SPARE						
	10	SPARE	SPARE						
	11	SPARE	SPARE						
	12	SPARE	SPARE						
	13	SPARE	SPARE						
	14	SPARE	SPARE						
	15	SPARE	SPARE						
	16	SPARE	SPARE						
	17	SPARE	SPARE						
	18	SPARE	SPARE						
	19	SPARE	SPARE						
	20	SPARE	SPARE						
	21	SPARE	SPARE						
	22	SPARE	SPARE						
	23	SPARE	SPARE						
	24	SPARE	SPARE						
	SFP1	ZENDESK 989 MARKET LOBBY/FAC ROOM/NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH PRIMARY CONNECTION	ZENDESK 989 MARKET LOBBY/FAC ROOM	N/A	SY2.01	1st	
	SFP2	ZENDESK 989 MARKET LOBBY/FAC ROOM/NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH SECONDARY CONNECTION	ZENDESK 989 MARKET LOBBY/FAC ROOM	N/A	SY2.01	1st	
	SFP3	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH PRIMARY CONNECTION	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM	N/A	SY2.07	Roof	
	SFP4	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH SECONDARY CONNECTION	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM	N/A	SY2.07	Roof	
FAC ROOM ZENDESK 989 MARKET LOBBY/FAC ROOM MANAGED NETWORK SWITCH 1 PORT REQUIREMENTS	1	ZENDESK 989 MARKET LOBBY/FAC ROOM/NETWORK NODE #2	52 NETWORK NODE	ACS WALL MOUNT NODE 2	ZENDESK 989 MARKET LOBBY/FAC ROOM	N/A	SY2.01	1st	
	2	SPARE	SPARE						
	3	SPARE	SPARE						
	4	ZENDESK 989 MARKET LOBBY/NORTH EXT ENTRANCE/CAM	90° FIXED DOME CAMERA	EXTERIOR	ZENDESK 989 MARKET LOBBY/NORTHEAST ENTRANCE	N/A	SY2.01	1st	
	5	ZENDESK 989 MARKET LOBBY/TURNSTILE/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/TURNSTILE	N/A	SY2.01	1st	
	6	ZENDESK 989 MARKET LOBBY/SOUTH LOBBY 101/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/SOUTH LOBBY 101	N/A	SY2.01	1st	
	7	ZENDESK 989 MARKET LOBBY/STAIR 1 ENTRANCE/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/STAIR 1 ENTRANCE	N/A	SY2.01	1st	
	8	ZENDESK 989 MARKET LOBBY/SOUTH EXT ENTRANCE/CAM	90° FIXED DOME CAMERA	EXTERIOR	ZENDESK 989 MARKET LOBBY/SOUTHEAST ENTRANCE	N/A	SY2.01	1st	
	9	ZENDESK 989 MARKET LOBBY/NORTH LOBBY 101/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/NORTH LOBBY 101	SY503/7	SY2.01	1st	
	10	ZENDESK 989 MARKET LOBBY/SOUTH LOBBY ENTRANCE/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/SOUTH LOBBY ENTRANCE	SY503/8	SY2.01	1st	
	11	ZENDESK 989 MARKET LOBBY/MAILROOM 103/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/MAILROOM 103	SY503/8	SY2.01	1st	
	12	ZENDESK 989 MARKET LOBBY/SOUTH ENTRANCE/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/SOUTH ENTRANCE	SY503/7	SY2.01	1st	
	13	ZENDESK 989 MARKET LOBBY/FAC ROOM/CAM	90° FIXED DOME CAMERA	INTERIOR	ZENDESK 989 MARKET LOBBY/FAC ROOM	SY503/7	SY2.01	1st	
	14	SPARE	SPARE						
	15	SPARE	SPARE						
	16	SPARE	SPARE						
	17	SPARE	SPARE						
	18	SPARE	SPARE						
	19	SPARE	SPARE						
	20	ZENDESK 989 MARKET LOBBY/RECEPTION/INT	MASTER INTERCOM	INTERIOR	ZENDESK 989 MARKET LOBBY/RECEPTION DESK	SY501/5	SY2.01	1st	
	21	ZENDESK 989 MARKET LOBBY/SOUTH ENTRANCE/INT	WALL INTERCOM	INTERIOR	ZENDESK 989 MARKET LOBBY/SOUTH ENTRANCE	SY502/4	SY2.01	1st	
	22	SPARE	SPARE						
	23	SPARE	SPARE						
	24	SPARE	SPARE						
	SFP1	ZENDESK 989 MARKET BASEMENT/STORE ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH PRIMARY CONNECTION	ZENDESK 989 MARKET BASEMENT/STORE ROOM	N/A	N/A	Basement	
	SFP2	ZENDESK 989 MARKET BASEMENT/STORE ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH SECONDARY CONNECTION	ZENDESK 989 MARKET BASEMENT/STORE ROOM	N/A	N/A	Basement	
	SFP3	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH PRIMARY CONNECTION	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM	N/A	SY2.07	Roof	
	SFP4	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH SECONDARY CONNECTION	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM	N/A	SY2.07	Roof	
ELEVATOR CONTROL ROOM ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM MANAGED NETWORK SWITCH 1 PORT REQUIREMENTS	1	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM/NETWORK NODE #3	52 NETWORK NODE	ACS WALL MOUNT NODE 3	ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM	N/A	SY2.07	Roof	
	2	SPARE	SPARE						
	3	SPARE	SPARE						
	4	ZENDESK 989 MARKET ROOF/NORTH EXTERIOR/CAM	90° FIXED DOME CAMERA	EXTERIOR	ZENDESK 989 MARKET ROOF/NORTH EXTERIOR	SY503/7	SY2.07	Roof	
	5	ZENDESK 989 MARKET ROOF/SOUTH EXTERIOR/CAM	90° FIXED DOME CAMERA	EXTERIOR	ZENDESK 989 MARKET ROOF/SOUTH EXTERIOR	SY503/7	SY2.07	Roof	
	6	SPARE	SPARE						
	7	SPARE	SPARE						
	8	SPARE	SPARE						
	9	SPARE	SPARE						
	10	SPARE	SPARE						
	11	SPARE	SPARE						
	12	SPARE	SPARE						
	13	SPARE	SPARE						
	14	SPARE	SPARE						
	15	SPARE	SPARE						
	16	SPARE	SPARE						
	17	SPARE	SPARE						
	18	SPARE	SPARE						
	19	SPARE	SPARE						
	20	SPARE	SPARE						
	21	SPARE	SPARE						
	22	SPARE	SPARE						
	23	SPARE	SPARE						
	24	SPARE	SPARE						
	SFP1	ZENDESK 989 MARKET LOBBY/FAC ROOM/NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH PRIMARY CONNECTION	ZENDESK 989 MARKET LOBBY/FAC ROOM	N/A	SY2.01	1st	
	SFP2	ZENDESK 989 MARKET LOBBY/FAC ROOM/NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH SECONDARY CONNECTION	ZENDESK 989 MARKET LOBBY/FAC ROOM	N/A	SY2.01	1st	
	SFP3	ZENDESK 989 MARKET BASEMENT/STORE ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH PRIMARY CONNECTION	ZENDESK 989 MARKET BASEMENT/STORE ROOM	N/A	N/A	Basement	
	SFP4	ZENDESK 989 MARKET BASEMENT/STORE ROOM NETWORK SWITCH 1	SWITCH	FLOOR TO FLOOR SWITCH SECONDARY CONNECTION	ZENDESK 989 MARKET BASEMENT/STORE ROOM	N/A	N/A	Basement	

REV.	DATE	BY

POINT 1

PROJECT NAME: Zendesk San Francisco 989 Market Lobby

SHEET TITLE: VIDEO NETWORK PORT LAYOUT

DRAWING STATUS: 100%CD

SCALE: AS NOTED

DESIGNER: POINT 1

SY0.10

S2 NETWORK NODE ZENDESK 989 MARKET BASEMENT/STORE ROOM/NETWORK NODE #1

BLADE# TYPE	PORT	POINT#	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TAGS (SEE SY0.01)	COMMENTS
BLADE 1 ACM	READER 1	ZENDESK 989 MARKET BASEMENT/Store Room/CR	CARD READER		ZENDESK 989 MARKET BASEMENT/Store Room	N/A	Basement	SY8.03/5		TYPE C	
	READER 2	ZENDESK 989 MARKET BASEMENT/Bike Store/CR	CARD READER		ZENDESK 989 MARKET BASEMENT/Bike Store	N/A	Basement	SY8.03/5		TYPE C	
	IN 1	ZENDESK 989 MARKET BASEMENT/Store Room/DC	DOOR CONTACT		ZENDESK 989 MARKET BASEMENT/Store Room	N/A	Basement	SY8.03/5		TYPE F	
	IN 2	ZENDESK 989 MARKET BASEMENT/Store Room/REX	PASSIVE INFRARED		ZENDESK 989 MARKET BASEMENT/Store Room	N/A	Basement	SY8.03/5		TYPE B	
	IN 3	ZENDESK 989 MARKET BASEMENT/Bike Store/DC	DOOR CONTACT		ZENDESK 989 MARKET BASEMENT/Bike Store	N/A	Basement	SY8.03/5		TYPE F	
	IN 4	ZENDESK 989 MARKET BASEMENT/Bike Store/REX	PASSIVE INFRARED		ZENDESK 989 MARKET BASEMENT/Bike Store	N/A	Basement	SY8.03/5		TYPE B	
	OUT 1	ZENDESK 989 MARKET BASEMENT/Store Room/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET BASEMENT/Store Room	N/A	Basement	SY8.03/5	SAG 330/70 W/E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET BASEMENT/Bike Store/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET BASEMENT/Bike Store	N/A	Basement	SY8.03/5	SAG 330/70 W/E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 2 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 3 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 4 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 5 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 6 SPARE	IN 1										
	IN 2										
	IN 3										
	IN 4										
	IN 5										
	IN 6										
	IN 7										
	IN 8										
BLADE 7 INPUT	IN 1	AC Fail 12 Volt	Store Room Power Supply #1 12VDC Power Supply AC Fail		ZENDESK 989 MARKET BASEMENT/Store Room	SY4.01/2	Basement	N/A		TYPE A	
	IN 2	AC Fail 24 Volt	Store Room Power Supply #1 24VDC Power Supply AC Fail		ZENDESK 989 MARKET BASEMENT/Store Room	SY4.01/2	Basement	N/A		TYPE A	
	IN 3	Battery Fail 12 Volt	Store Room Power Supply #1 12VDC Power Supply Battery Fail		ZENDESK 989 MARKET BASEMENT/Store Room	SY4.01/2	Basement	N/A		TYPE A	
	IN 4	Battery Fail 24 Volt	Store Room Power Supply #1 24VDC Power Supply Battery Fail		ZENDESK 989 MARKET BASEMENT/Store Room	SY4.05/2	Basement	N/A		TYPE A	
	IN 5	ZENDESK 989 MARKET BASEMENT/Store Room/PS #1/FACP RELAY	FACP ALARM		ZENDESK 989 MARKET BASEMENT/Store Room/PS #1	SY0.80	Basement	N/A		TYPE A	
	IN 6	Spare			Spare						
	IN 7	Spare			Spare						
	IN 8	Spare			Spare						

REV.	DATE	BY:

POINT 1

How Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
S2 NETWORK NODE
ZENDESK 989 MARKET
BASEMENT/STORE ROOM/
NETWORK NODE #1
ACS BLADE POINT
SCHEDULE

DRAWING STATUS
100%CD

DATE	09-13-16
SCALE	AS NOTED
DRAWN	POINT 1
DESIGN	[illegible]
CHECKED	
PROJECT NO.	
SHEET	SY0.11

S2 NETWORK NODE ZENDESK 989 MARKET BASEMENT/STORE ROOM/NETWORK NODE #1



REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
ZENDESK 989 MARKET BASEMENT/STORE ROOM/NETWORK NODE #1 ACS BLADE TERMINATION SCHEDULE

DRAWING STATUS
100%CD

DATE	09-13-16
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	RP
CHECKED	
PROJECT NO.	
SHEET	**SY0.12**

S2 NETWORK NODE ZENDESK 989 MARKET LOBBY/FAC ROOM/NETWORK NODE #2

BLADE/ TYPE	PORT	POINT#	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TAGS (SY2 SY0.01)	COMMENTS
BLADE 1 ACM	READER 1	ZENDESK 989 MARKET LOBBY/North Entrance/CR	CARD READER		ZENDESK 989 MARKET LOBBY/North Entrance	SY2.01	1st	SY8.01/1		TYPE C	
	READER 2	ZENDESK 989 MARKET LOBBY/West Turnstile/CR	CARD READER		ZENDESK 989 MARKET LOBBY/West Turnstile	SY2.01	1st	SY8.04/9		TYPE C	
	#1	ZENDESK 989 MARKET LOBBY/North Entrance/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/North Entrance	SY2.01	1st	SY8.01/1		TYPE F	
	#2	ZENDESK 989 MARKET LOBBY/North Entrance/REX	PASSIVE INFRARED		ZENDESK 989 MARKET LOBBY/North Entrance	SY2.01	1st	SY8.01/1		TYPE B	
	#3	ZENDESK 989 MARKET LOBBY/West Turnstile/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/West Turnstile	SY2.01	1st	SY8.04/9		TYPE F	
	#4	Spare			Spare						
	OUT 1	ZENDESK 989 MARKET LOBBY/North Entrance/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET LOBBY/North Entrance	SY2.01	1st	SY8.01/1	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	ZENDESK 989 MARKET LOBBY/North Entrance/LAR	LA TRIGGER		ZENDESK 989 MARKET LOBBY/North Entrance	SY2.01	1st	SY8.01/1		TYPE I	
	OUT 3	ZENDESK 989 MARKET LOBBY/West Turnstile/LPR	CLOSURE TO TURNSTILE POWER SUPPLY		ZENDESK 989 MARKET LOBBY/West Turnstile	SY2.01	1st	SY8.04/9	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 2 ACM	READER 1	ZENDESK 989 MARKET LOBBY/Center Turnstile/CR	CARD READER		ZENDESK 989 MARKET LOBBY/Center Turnstile	SY2.01	1st	SY8.04/9		TYPE C	
	READER 2	ZENDESK 989 MARKET LOBBY/East Turnstile/CR	CARD READER		ZENDESK 989 MARKET LOBBY/East Turnstile	SY2.01	1st	SY8.04/9		TYPE C	
	#1	ZENDESK 989 MARKET LOBBY/Center Turnstile/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/Center Turnstile	SY2.01	1st	SY8.04/9		TYPE F	
	#2	Spare			Spare						
	#3	ZENDESK 989 MARKET LOBBY/East Turnstile/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/East Turnstile	SY2.01	1st	SY8.04/9		TYPE F	
	#4	Spare			Spare						
	OUT 1	ZENDESK 989 MARKET LOBBY/Center Turnstile/LPR	CLOSURE TO TURNSTILE POWER SUPPLY		ZENDESK 989 MARKET LOBBY/Center Turnstile	SY2.01	1st	SY8.04/9	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET LOBBY/East Turnstile/LPR	CLOSURE TO TURNSTILE POWER SUPPLY		ZENDESK 989 MARKET LOBBY/East Turnstile	SY2.01	1st	SY8.04/9	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 3 ACM	READER 1	ZENDESK 989 MARKET LOBBY/FAC Room/CR	CARD READER		ZENDESK 989 MARKET LOBBY/FAC Room	SY2.01	1st	SY8.02/3		TYPE C	
	READER 2	ZENDESK 989 MARKET LOBBY/Stair 1 Entrance/CR	CARD READER		ZENDESK 989 MARKET LOBBY/Stair 1 Entrance	SY2.01	1st	SY8.02/3		TYPE C	
	#1	ZENDESK 989 MARKET LOBBY/FAC Room/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/FAC Room	SY2.01	1st	SY8.02/3		TYPE F	
	#2	ZENDESK 989 MARKET LOBBY/FAC Room/REX	PASSIVE INFRARED		ZENDESK 989 MARKET LOBBY/FAC Room	SY2.01	1st	SY8.02/3		TYPE B	
	#3	ZENDESK 989 MARKET LOBBY/Stair 1 Entrance/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/Stair 1 Entrance	SY2.01	1st	SY8.02/3		TYPE F	
	#4	ZENDESK 989 MARKET LOBBY/Stair 1 Entrance/REX	REQUEST TO EXIT		ZENDESK 989 MARKET LOBBY/Stair 1 Entrance	SY2.01	1st	SY8.02/3		TYPE B	
	OUT 1	ZENDESK 989 MARKET LOBBY/FAC Room/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET LOBBY/FAC Room	SY2.01	1st	SY8.02/3	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET LOBBY/Stair 1 Entrance/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET LOBBY/Stair 1 Entrance	SY2.01	1st	SY8.02/3	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 4 ACM	READER 1	ZENDESK 989 MARKET LOBBY/South Lobby Entrance/CR	CARD READER		ZENDESK 989 MARKET LOBBY/South Lobby Entrance	SY2.01	1st	SY8.01/3		TYPE C	
	READER 2	ZENDESK 989 MARKET LOBBY/Mailroom 103/CR	CARD READER		ZENDESK 989 MARKET LOBBY/Mailroom 103	SY2.01	1st	SY8.02/3		TYPE C	
	#1	ZENDESK 989 MARKET LOBBY/South Lobby Entrance/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/South Lobby Entrance	SY2.01	1st	SY8.01/3		TYPE F	
	#2	ZENDESK 989 MARKET LOBBY/South Lobby Entrance/REX	PASSIVE INFRARED		ZENDESK 989 MARKET LOBBY/South Lobby Entrance	SY2.01	1st	SY8.01/3		TYPE B	
	#3	ZENDESK 989 MARKET LOBBY/Mailroom 103/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/Mailroom 103	SY2.01	1st	SY8.02/3		TYPE F	
	#4	ZENDESK 989 MARKET LOBBY/Mailroom 103/REX	PASSIVE INFRARED		ZENDESK 989 MARKET LOBBY/Mailroom 103	SY2.01	1st	SY8.02/3		TYPE B	
	OUT 1	ZENDESK 989 MARKET LOBBY/South Lobby Entrance/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET LOBBY/South Lobby Entrance	SY2.01	1st	SY8.01/3	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	ZENDESK 989 MARKET LOBBY/South Lobby Entrance/LAR	LA TRIGGER		ZENDESK 989 MARKET LOBBY/South Lobby Entrance	SY2.01	1st	SY8.01/3		TYPE I	
	OUT 3	ZENDESK 989 MARKET LOBBY/Mailroom 103/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET LOBBY/Mailroom 103	SY2.01	1st	SY8.02/3	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 5 ACM	READER 1	ZENDESK 989 MARKET LOBBY/South Entrance/CR	CARD READER		ZENDESK 989 MARKET LOBBY/South Entrance	SY2.01	1st	SY8.02/4		TYPE C	
	READER 2	ZENDESK 989 MARKET LOBBY/FAC Control Cabinet/CR	CARD READER		ZENDESK 989 MARKET LOBBY/FAC Control Cabinet	SY2.01	1st	N/A		TYPE C	
	#1	ZENDESK 989 MARKET LOBBY/South Entrance/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/South Entrance	SY2.01	1st	SY8.02/4		TYPE F	
	#2	ZENDESK 989 MARKET LOBBY/South Entrance/REX	PASSIVE INFRARED		ZENDESK 989 MARKET LOBBY/South Entrance	SY2.01	1st	SY8.02/4		TYPE B	
	#3	ZENDESK 989 MARKET LOBBY/FAC Control Cabinet/DC	DOOR CONTACT		ZENDESK 989 MARKET LOBBY/FAC Control Cabinet	SY2.01	1st	N/A		TYPE F	
	#4	Spare			Spare						
	OUT 1	ZENDESK 989 MARKET LOBBY/South Entrance/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET LOBBY/South Entrance	SY2.01	1st	SY8.02/4	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET LOBBY/FAC Control Cabinet/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET LOBBY/FAC Control Cabinet	SY2.01	1st	N/A	SAG 10670 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE & ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 6 INPUT	#1	ZENDESK 989 MARKET LOBBY/FAC Room/PSAZ/FACP RELAY	FACP ALARM		ZENDESK 989 MARKET LOBBY/FAC Room/PS AJ	SY2.12	1st	N/A		TYPE A	
	#2	ZENDESK 989 MARKET LOBBY/South Entrance/INT	WALL INTERCOM		ZENDESK 989 MARKET LOBBY/South Entrance	SY2.01	1st	SY8.02/4		TYPE A	
	#3	ZENDESK 989 MARKET LOBBY/North Entrance/EX	EMERGENCY EXIT BUTTON		ZENDESK 989 MARKET LOBBY/North Entrance	SY2.01	1st	SY8.01/1		TYPE A	
	#4	ZENDESK 989 MARKET LOBBY/South Lobby Entrance/EE	EMERGENCY EXIT BUTTON		ZENDESK 989 MARKET LOBBY/South Lobby Entrance	SY2.01	1st	SY8.01/3		TYPE F	
	#5	ZENDESK 989 MARKET LOBBY/South Lobby Entrance/KEY OVRD	KEY OVERRIDE SWITCH		ZENDESK 989 MARKET LOBBY/South Lobby Entrance	SY2.01	1st	SY8.01/3		TYPE F	
	#6	Spare			Spare						
	#7	Spare			Spare						
	#8	Spare			Spare						
BLADE 7 INPUT	#1	AC Fail 12 Volt	FAC Room Power Supply #1 12VDC Power Supply AC Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	
	#2	AC Fail 24 Volt	FAC Room Power Supply #1 24VDC Power Supply AC Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	
	#3	Battery Fail 12 Volt	FAC Room Power Supply #1 12VDC Power Supply Battery Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	
	#4	Battery Fail 24 Volt	FAC Room Power Supply #1 24VDC Power Supply Battery Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	
	#5	AC Fail 12 Volt	FAC Room Power Supply #2 12VDC Power Supply AC Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	
	#6	AC Fail 24 Volt	FAC Room Power Supply #2 24VDC Power Supply AC Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	
	#7	Battery Fail 12 Volt	FAC Room Power Supply #2 12VDC Power Supply Battery Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	
	#8	Battery Fail 24 Volt	FAC Room Power Supply #2 24VDC Power Supply Battery Fail		ZENDESK 989 MARKET LOBBY/FAC Room	SY4.01/4	1st	N/A		TYPE A	

REV.	DATE	BY:

POINT 1
How Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
S2 NETWORK NODE
ZENDESK 989 MARKET
LOBBY/FAC ROOM/
NETWORK NODE #2
ACS BLADE POINT
SCHEDULE

DRAWING STATUS
100%CD

SCALE: AS NOTED
DESIGNER: POINT 1

SHEET
SY0.13

S2 NETWORK NODE ZENDESK 989 MARKET LOBBY/FAC ROOM/NETWORK NODE #2



ZENDESK 989 MARKET LOBBY/ NORTH ENTRANCE/CR
ZENDESK 989 MARKET LOBBY/ EAST TURNSTILE/CR
ZENDESK 989 MARKET LOBBY/ CENTER TURNSTILE/CR
ZENDESK 989 MARKET LOBBY/ STAIR 1 ENTRANCE/CR
ZENDESK 989 MARKET LOBBY/ FAC ROOM/CR
ZENDESK 989 MARKET LOBBY/ SOUTH LOBBY ENTRANCE/CR
ZENDESK 989 MARKET LOBBY/ FAC CONTROL CABINET/CR
ZENDESK 989 MARKET LOBBY/ SOUTH ENTRANCE/CR
IN 1
IN 2
IN 3
IN 4
OUT 1
OUT 2
OUT 3
OUT 4

REV.	DATE	BY

POINT 1
How Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
ZENDESK 989 MARKET LOBBY/FAC ROOM/ NETWORK NODE #2 ACS BLADE TERMINATION SCHEDULE

DRAWING STATUS
100%CD

DATE	09-13-19
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	DD
CHECKED	
PROJECT NO.	
SHEET	SY0.14

S2 NETWORK NODE ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM/NETWORK NODE #3

BLADE TYPE	PORT	POINT ID	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TAGS (SEE SY0.01)	COMMENTS
BLADE 1 ACM	READER 1	ZENDESK 989 MARKET ROOF/Freight Elevator/CR	CARD READER		ZENDESK 989 MARKET ROOF/Freight Elevator	SY1.01	1st	N/A		TYPE C	
	READER 2	ZENDESK 989 MARKET ROOF/Elevator 1/CR	CARD READER		ZENDESK 989 MARKET ROOF/Elevator 1	SY2.01	1st	N/A		TYPE C	
	IN 1	Spare			Spare						
	IN 2	Spare			Spare						
	IN 3	Spare			Spare						
	IN 4	Spare			Spare						
	OUT 1	ZENDESK 989 MARKET ROOF/Freight Elevator/Basement Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Freight Elevator	SY2.01	1st	N/A		TYPE D	
	OUT 2	ZENDESK 989 MARKET ROOF/Freight Elevator/Floor 2 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Freight Elevator	SY2.01	1st	N/A		TYPE B	
	OUT 3	ZENDESK 989 MARKET ROOF/Elevator 1/Basement Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 1	SY1.01	1st	N/A		TYPE D	
	OUT 4	ZENDESK 989 MARKET ROOF/Elevator 1/Floor 2 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 1	SY2.01	1st	N/A		TYPE B	
BLADE 2 ACM	READER 1	ZENDESK 989 MARKET ROOF/Elevator 2/CR	CARD READER		ZENDESK 989 MARKET ROOF/Elevator 2	SY3.01	1st	N/A		TYPE C	
	READER 2	ZENDESK 989 MARKET ROOF/Elevator Control Room Door/CR	CARD READER		ZENDESK 989 MARKET ROOF/Elevator Control Room Door	SY2.07	Roof	SY8.03/5		TYPE C	
	IN 1	Spare			Spare						
	IN 2	Spare			Spare						
	IN 3	ZENDESK 989 MARKET ROOF/Elevator Control Room Door/DC	DOOR CONTACT		ZENDESK 989 MARKET ROOF/Elevator Control Room Door	SY2.07	Roof	SY8.03/5		TYPE F	
	IN 4	ZENDESK 989 MARKET ROOF/Elevator Control Room Door/REX	REQUEST TO EXIT		ZENDESK 989 MARKET ROOF/Elevator Control Room Door	SY2.07	Roof	SY8.03/5		TYPE B	
	OUT 1	ZENDESK 989 MARKET ROOF/Elevator 2/Basement Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 2	SY2.01	1st	N/A		TYPE D	
	OUT 2	ZENDESK 989 MARKET ROOF/Elevator 2/Floor 2 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 2	SY2.01	2nd	N/A		TYPE B	
	OUT 3	ZENDESK 989 MARKET ROOF/Elevator Control Room Door/LPR	CLOSURE TO DOOR LOCK		ZENDESK 989 MARKET ROOF/Elevator Control Room Door	SY2.07	Roof	SY8.03/5	SAG 10070 WE 1 HINGE	TYPE B	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 3 OUTPUT	OUT 1	ZENDESK 989 MARKET ROOF/Freight Elevator/Floor 3 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Freight Elevator	SY1.05	1st	N/A		TYPE B	
	OUT 2	ZENDESK 989 MARKET ROOF/Freight Elevator/Floor 4 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Freight Elevator	SY2.01	1st	N/A		TYPE B	
	OUT 3	ZENDESK 989 MARKET ROOF/Freight Elevator/Floor 5 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Freight Elevator	SY2.01	1st	N/A		TYPE B	
	OUT 4	ZENDESK 989 MARKET ROOF/Freight Elevator/Floor 6 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Freight Elevator	SY2.01	1st	N/A		TYPE D	
	OUT 5	Spare			Spare						
	OUT 6	ZENDESK 989 MARKET ROOF/Elevator 1/Floor 3 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 1	SY2.01	1st	N/A		TYPE B	
	OUT 7	ZENDESK 989 MARKET ROOF/Elevator 1/Floor 4 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 1	SY2.01	1st	N/A		TYPE B	
	OUT 8	ZENDESK 989 MARKET ROOF/Elevator 1/Floor 5 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 1	SY2.01	1st	N/A		TYPE B	
BLADE 4 OUTPUT	OUT 1	ZENDESK 989 MARKET ROOF/Elevator 1/Floor 6 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 1	SY2.01	1st	N/A		TYPE B	
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET ROOF/Elevator 2/Floor 3 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 2	SY2.01	1st	N/A		TYPE B	
	OUT 4	ZENDESK 989 MARKET ROOF/Elevator 2/Floor 4 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 2	SY2.01	1st	N/A		TYPE B	
	OUT 5	ZENDESK 989 MARKET ROOF/Elevator 2/Floor 5 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 2	SY2.01	1st	N/A		TYPE B	
	OUT 6	ZENDESK 989 MARKET ROOF/Elevator 2/Floor 6 Access	FLOOR ACCESS		ZENDESK 989 MARKET ROOF/Elevator 2	SY2.01	1st	N/A		TYPE B	
	OUT 7	Spare			Spare						
	OUT 8	Spare			Spare						
BLADE 5 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1				Door						
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 6 SPARE	IN 1										
	IN 2										
	IN 3										
	IN 4										
	IN 5										
	IN 6										
	IN 7										
	IN 8										
BLADE 7 INPUT	IN 1	AC Fail 12 Volt	Elevator Control Room Power Supply #1 12VDC Power Supply AC Fail		ZENDESK 989 MARKET ROOF/Elevator Control Room	SY4.02/3	Roof	N/A		TYPE A	
	IN 2	AC Fail 24 Volt	Elevator Control Room Power Supply #1 24VDC Power Supply AC Fail		ZENDESK 989 MARKET ROOF/Elevator Control Room	SY4.02/3	Roof	N/A		TYPE A	
	IN 3	Battery Fail 12 Volt	Elevator Control Room Power Supply #1 12VDC Power Supply Battery Fail		ZENDESK 989 MARKET ROOF/Elevator Control Room	SY4.02/3	Roof	N/A		TYPE A	
	IN 4	Battery Fail 24 Volt	Elevator Control Room Power Supply #1 24VDC Power Supply Battery Fail		ZENDESK 989 MARKET ROOF/Elevator Control Room	SY4.02/3	Roof	N/A		TYPE A	
	IN 5	ZENDESK 989 MARKET Roof/Elevator Control Room/PS #1/FACP RELAY	FACP ALARM		ZENDESK 989 MARKET ROOF/Elevator Control Room/PS #1	SY0.33	Roof	N/A		TYPE A	
	IN 6	Spare			Spare						
	IN 7	Spare			Spare						
	IN 8	Spare			Spare						

REV.	DATE	BY:

POINT 1
First Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
S2 NETWORK NODE
ZENDESK 989 MARKET
LOBBY/ELEVATOR CONTROL
ROOM/ NETWORK NODE #3
ACS BLADE POINT
SCHEDULE

DRAWING STATUS
100%CD

SCALE: AS NOTED
DESIGNED: POINT 1

SY0.15

S2 NETWORK NODE / ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM/NETWORK NODE #3



REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM/ NETWORK NODE #3 ACS BLADE TERMINATION SCHEDULE

DRAWING STATUS
100%CD

SCALE: AS NOTED

SY0.16


TAMPER SWITCH

REV.	DATE	BY:

POINT 1

PROJECT NAME

Zendesk San Francisco
989 Market
Lobby

SHEET TITLE

ACS PORT TO POWER SUPPLY LAYOUT
ZENDESK 989 MARKET
BASEMENT/STORE ROOM
POWER SUPPLY #1

DRAWING STATUS

AS NOTED

POINT 1

SY0.30


TAMPER SWITCH
AL1024ULX2
AL600ULXB

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
ACS PORT TO POWER SUPPLY LAYOUT ZENDESK 989 MARKET LOBBY/FAC ROOM POWER SUPPLY #1

DRAWING STATUS
100%CD

DATE	09-10-18
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	GT

SY0.31



TAMPER SWITCH
AL1024ULX8

REV.	DATE	BY:

POINT 1

Fibre Business Gets Connected

PROJECT NAME

Zendesk San Francisco
989 Market
Lobby

SHEET TITLE

ACS PORT TO POWER SUPPLY LAYOUT ZENDESK 989 MARKET LOBBY/FAC ROOM POWER SUPPLY #2

DRAWING STATUS

100%CD

DATE	09-13-18
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	
CHECKED	
PROJECT NO.	
SHEET	**SY0.32**


TAMPER SWITCH
AL1024ULXB
AL300ULXB

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
ACS PORT TO POWER SUPPLY LAYOUT
ZENDESK 989 MARKET
ROOF/ELEVATOR CONTROL ROOM
POWER SUPPLY #1

DRAWING STATUS
100%CD

SCALE: AS NOTED
DESIGNER: POINT 1

SY0.33


NOTES:

POINT 1

How Business Gets Connected

PROJECT NAME

SHEET TITLE

LOBBY LAYOUT

DRAWING STATUS

AS NOTED

SY2.01


1
SYS4.02
2
SYS4.02
ELEVATOR CONTROL ROOM
SECURITY
90°
90°
TYPE 7 CAMERA
SOUTH EXTERIOR
ELEVATOR CONTROL ROOM
SY8.03/7
CAT6
READ IN DOOR
ELEVATOR CONTROL ROOM DOOR
IDF ROOM
NODE 3-CARD2
SY8.03/5
22/6+22/2+22/4+16/2
TYPE 7 CAMERA
NORTH EXTERIOR
ELEVATOR CONTROL ROOM
SY8.03/7
CAT6
NOTES:

POINT 1

PROJECT NAME

SHEET TITLE

ROOF ELEVATOR ROOM LAYOUT

DRAWING STATUS

SY2.07

NOT SHOWN

ZENDESK 989 MARKET BASEMENT/
STORE ROOM – PLAN VIEW 1

SCALE:NTS



EXISTING
SECURITY
CR
DC
EL
REX
90°

ZENDESK 989 MARKET LOBBY/
FAC ROOM – PLAN VIEW 3

SCALE:NTS



SECURITY EQUIPMENT ELEVATION 2

SCALE:NTS



SECURITY EQUIPMENT ELEVATION 4

SCALE:NTS

EQUIPMENT LIST

EQUIP. #	DESCRIPTION/COMMENT
1	POWER SUPPLY: 24VDC/12VDC CONTINUOUS POWER SUPPLY
2	2" CONDUIT STUBBED THROUGH RAISED FLOOR
3	2" CHASE NIPPLE
4	4" X 4" X 8' NEMA TYPE-1 SCREW COVER GUTTER RACEWAY
5	FIRE INTERFACE RELAY
6	FIRE ALARM RELAY
7	ACCESS CONTROL PANEL
8	ADA, INPUT, OUTPUTS FROM FIELD DEVICES.

ELECTRICAL POWER LIST

EQUIP. #	DESCRIPTION/COMMENT
A	ONE DEDICATED 120VAC/20A HARDWIRED CIRCUIT TO EACH NETWORK NODE AND POWER SUPPLY PANEL

REV.	DATE	BY:

POINT 1
How Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
SECURITY ROOM PLANS
AND ELEVATIONS

DRAWING STATUS
100%CD

DATE	09-13-18
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	SY
CHECKED	
PROJECT NO.	
SHEET	SY4.01


SECURITY
REX
DC
CR
EL
90°
90°

ZENDESK 989 MARKET ROOF/ELEVATOR CONTROL ROOM – PLAN VIEW 1

SCALE:NTS



SECURITY EQUIPMENT ELEVATION 2

SCALE:NTS

EQUIPMENT LIST

EQUIP. #	DESCRIPTION/COMMENT
1	POWER SUPPLY: 24VDC/12VDC CONTINUOUS POWER SUPPLY
2	32 MM CONDUIT STUBBED THROUGH RAISED FLOOR
3	32 MM CLOSE NIPPLE
4	10.2 CM X10.2 CM X [illegible] NEMA TYPE-1 SCREW COVER GUTTER RACEWAY
5	NOT USED
6	NOT USED
7	ACCESS CONTROL PANEL
8	NO/NC INPUT, OUTPUTS FROM FIELD DEVICES

ELECTRICAL POWER LIST

EQUIP. #	DESCRIPTION/COMMENT
[illegible]	ONE DEDICATED 120VAC/20A HARDWIRED CIRCUIT TO EACH NETWORK NODE AND POWER SUPPLY PANEL.

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
SECURITY ROOM PLANS AND ELEVATIONS

DRAWING STATUS

AS NOTED

POINT 1

SY4.02

GENERAL SHEET NOTES

1. [illegible]
2. [illegible]
3. [illegible]
4. [illegible]
5. [illegible]
6. [illegible]
7. [illegible]
8. [illegible]
9. [illegible]

NUMBER SHEET NOTES

SECURITY

- S-1 [illegible]
- S-2 [illegible]
- S-3 [illegible]

ELECTRICAL

- E-1 [illegible]
- E-2 [illegible]
- E-3 [illegible]
- E-4 [illegible]
- E-5 [illegible]



FINISHED CEILING
FINISHED FLOOR
CR, TE, AND LA
REX
DE AND LOCK POWER
ELECTROMAGNETIC LOCK
E-3
E-2
E-1
S-1
S-2
LA
SECURED SIDE
PROTECTED SIDE

① CARD READER DOUBLE FRAMELESS GLASS W/ELECTROMAGNETIC LOCK, EMERGENCY EXIT BUTTON, AND LOCAL ALARM

SCALE:NONE



FINISHED CEILING
FINISHED FLOOR
CR AND KEY OVERRIDE SWITCH
REX
DE AND LOCK POWER
TE AND LA
ELECTRO-MAGNETIC LOCK
E-5
E-2
E-1
S-1
S-2
LA
SECURED SIDE
PROTECTED SIDE

② CARD READER DOUBLE FRAMELESS GLASS W/ELECTRO-MAGNETIC LOCK, EMERGENCY EXIT BUTTON, LOCAL ALARM, AND KEY OVERRIDE SWITCH

SCALE:NONE

REV.	DATE	BY

POINT 1

PROJECT NAME: Zendesk San Francisco 989 Market Lobby

SHEET TITLE: INSTALLATION DETAILS

DRAWING STATUS: 100%CD

SCALE: AS NOTED

DESIGN: POINT 1

SY8.01


FINISHED CEILING
FINISHED FLOOR
SECURED SIDE
PROTECTED SIDE
CR
DE
LOCK POWER
S-1
S-2
E-1
E-2
E-3
2" CONDUITS TO ACCESSIBLE CEILING OR CABLE TRAY
FINISHED CEILING
FINISHED FLOOR

GENERAL SHEET NOTES

1. [illegible]
2. [illegible]
3. [illegible]
4. [illegible]
5. [illegible]
6. [illegible]
7. [illegible]
8. [illegible]
9. [illegible]

NUMBER SHEET NOTES

SECURITY

- S-1 [illegible]
- S-2 [illegible]
- S-3 [illegible]

ELECTRICAL

- E-1 [illegible]
- E-2 [illegible]
- E-3 [illegible]
- E-4 [illegible]
- E-5 [illegible]

③ CARD READER SINGLE FIRE RATED DOOR (RH)

SCALE:NONE


FINISHED CEILING
FINISHED FLOOR
SECURED SIDE
PROTECTED SIDE
E-2
S-1
S-2
E-1
LOCK POWER
CR
VIDEO INTERCOM DOOR STATION MOUNTED IN TA-3 SEE DETAIL #6
2" CONDUITS TO ACCESSIBLE CEILING OR CABLE TRAY
FINISHED CEILING
FINISHED FLOOR

④ CARD READER SINGLE SOLID DOOR (LH) w/CRASH BAR, ELECTRIC STRIKE LOCK, AND INTERCOM

SCALE:NONE

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100%CD

AS NOTED
POINT 1

SY8.02

GENERAL SHEET NOTES

1. 10.2 CM C BETWEEN JUNCTION BOXES AND DEVICES, U.O.N.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, U.O.N.
3. JUNCTION BOXES ARE 10.2 CM SQ. X 54 MM D, U.O.N.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 10.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 10.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR, U.O.N.
6. CONDUIT AND JUNCTION BOXES ARE NEW, U.O.N.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.
9. ELECTRICAL CONTRACTOR TO PROVIDE SLEEVES AS NEEDED TO GET CABLING TO CABLE TRAY/IDF ROOM.

NUMBER SHEET NOTES

SECURITY

S-1	REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
S-2	RECESSED 25.4 MM DIAMETER MAGNETIC CONTACT.
S-3	REQUEST TO EXIT INTEGRATED WITH DOOR HANDLE/CRASH BAR.

ELECTRICAL

E-1	1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX. MOUNT AS CLOSE TO DOOR AS POSSIBLE.
E-2	1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX MOUNTED HORIZONTALLY.
E-2	ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
E-4	2-GANG DEVICE RING FOR THE 10.2 CM SQ BOX.
E-5	1-GANG DEVICE RING FOR THE 4"SQ BOX. NOTE CARD READERS HAVE A MINIMUM OF 6" OF CLEARANCE BETWEEN CARD READER BOXES.



FINISHED CEILING
FINISHED FLOOR
3/4" CONDUITS TO ACCESSIBLE CEILING OR CABLE TRAY
FINISHED CEILING
FINISHED FLOOR
E-2
S-1
LOCK POWER
DC
CR
S-2
E-3
E-1
▲SECURED SIDE
PROTECTED SIDE▼

⑤ CARD READER SINGLE FIRE RATED DOOR (LH)

SCALE:NONE



WALL
+55" AFF

⑥ VIDEO INTERCOM DOOR STATION DETAIL

SCALE:NONE



3/4" CONDUIT TO ACCESSIBLE CEILING OR CABLE TRAY
WALL
PROVIDE 4" SQ JUNCTION BOX WITH SINGLE GANG RING
FINISHED FLOOR

⑦ IP CAMERA SURFACE MOUNT

SCALE:NONE



STRUCTURAL CEILING
ACOUSTIC CEILING
CAMERA DOME HOUSING

⑧ SURFACE MOUNT CAMERA w/ RECESSED BACKBOX

SCALE:NONE

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100%CD

SCALE: AS NOTED

DRAWN BY: POINT 1

SY8.03

GENERAL SHEET NOTES

1. 15.2 CM E BETWEEN JUNCTION BOXES AND DEVICES, U.O.N.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, U.O.N.
3. JUNCTION BOXES ARE 10.2 CM SQ. X 54 MM D, U.O.N.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR, U.O.N.
6. CONDUIT AND JUNCTION BOXES ARE NEW, U.O.N.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.
9. ELECTRICAL CONTRACTOR TO PROVIDE SLEEVES AS NEEDED TO GET CABLING TO CABLE TRAY/IDF ROOM.

NUMBER SHEET NOTES

SECURITY

- S-1 REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
- S-2 RECESSED 25.4 MM DIAMETER MAGNETIC CONTACT.
- S-3 REQUEST TO EXIT INTEGRATED WITH DOOR HANDLE/CRASH BAR.

ELECTRICAL

- E-1 1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX. MOUNT AS CLOSE TO DOOR AS POSSIBLE.
- E-2 1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX MOUNTED HORIZONTALLY.
- E-3 ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
- E-4 2-GANG DEVICE RING FOR THE 10.2 CM SQ BOX.
- E-5 1-GANG DEVICE RING FOR THE 4"SQ BOX. NOTE CARD READERS HAVE A MINIMUM OF 8" OF CLEARANCE BETWEEN CARD READER BOXES.


BRUSHED STAINLESS
STEEL 304 POST AND
GLASS CLAMPS
ALL GLASS IS TOUGHENED - EN14179 / ANSI Z97.1

(9) TURNSTILE LAYOUTS

SCALE:NONE

REV	DATE	BY

POINT 1

PROJECT NAME: Zendesk San Francisco 989 Market Lobby

SHEET TITLE: INSTALLATION DETAILS

DRAWING STATUS: 100%CD

AS NOTED

POINT 1

SY8.04



1 Mounting
Junction box not included
Card Reader to be installed flush with wall
Gasket (optional)
2 Wiring
PANEL
3 Install Reader to Backplate

PIGTAIL	TERMINAL	DESCRIPTION
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]

SCALE:NONE TYPICAL CARD READER DEVICE TERMINATION 1



FAIL SECURE
DOOR EXAMPLE
FAIL SAFE
DOOR EXAMPLE

ELECTRIC HINGE
WIRING DETAIL

SCALE:NONE TYPICAL SINGLE/DOUBLE DOOR LOCK DEVICE TERMINATION 2



FRONT VIEW
INTERNAL PLATE
BACK PLATE
WIRING

REQUEST TO EXIT - DS 160
WIRING DETAIL

SCALE:NONE TYPICAL REQUEST TO EXIT DEVICE TERMINATION 3

ES411-K0



SCALE:NONE TYPICAL SINGLE GANG LOCAL ALARM DEVICE TERMINATION 4

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Lobby

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100%CD

AS NOTED
POINT 1

SY8.05



1.125"
1.563"
1.125"
MAGNET PART NO. 1821 (INCLUDED)
PANEL
DOUBLE DOOR
SINGLE DOOR

SCALE:NONE | TYPICAL SINGLE/DOUBLE DOOR CONTACT DEVICE TERMINATION | 5



45mm
19mm
74mm
PANEL
1K

SPECIFICATIONS

OPERATING VOLTAGE	7–8 VDC
CURRENT DRAW	8mA MAX
RELAY OUTPUT	SPDT
LED	RED
LATCHING LED CIRCUIT	YES
DIMENSIONS (L x W x H)	74 X 45 X 19mm
OPERATING TEMPERATURE	-18°C +40°C
CONNECTION	SCREW TERMINALS

SCALE:NONE | TYPICAL DURESS BUTTON TERMINATION | 6



"B" CABLE
WHT
1K
2K
GRN
RED
BLK
WS
WATER DETECTOR NC RELAY CONTACT
WATER DETECTOR POWER

SCALE:NONE | TYPICAL WATER DETECTOR DEVICE TERMINATION | 7



RD MAGMAL Output +
BK MAGMAL Output
WH S2 Input
GR S2 Input
"D" CABLE
"Y" CABLE
RED POSITIVE +
WHT DC-NO
GRN DC-C
BLACK NEGATIVE -
1K
2K
RED
BLK
EMERGENCY EXIT BUTTON
Door Strike, Lock Above Door

SCALE:NONE | TYPICAL EMERGENCY EXIT BUTTON TERMINATION | 8



To S2 Panel
"A" CABLE
RED
1K
2K
BLK
RELAY PIN 3 (COM)
INTERCOM RELAY CONTACTS
RELAY PIN 4 (NO)
To IT Network Rack
"E" CABLE
INTERCOM ETHERNET PLUG

SCALE:NONE | TYPICAL DIGITAL INTERCOM TERMINATION | 9

REV.	DATE	BY:

POINT 1

New Business Gets Connected

PROJECT NAME

Zendesk San Francisco
989 Market
Lobby

SHEET TITLE

INSTALLATION DETAILS

DRAWING STATUS

100%CD

DATE	08-13-19
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	BY
CHECKED	
PROJECT NO.	
SHEET	SY8.06

SECURITY LEGEND AND GENERAL NOTES

MASTER CABLE SCHEDULE									
TYPE	CMP - CLASS 2 PLENUM			AWG	#	COND/ PAIR	SHIELD	RATING	USE
	MFRG	P/N	OD						
A	TAPPAN		0.154	18	2	COND	SH	CMP	CONTROL PANEL POWER, INTERCOM INPUT
B	TAPPAN		0.136	22	4	COND	-	CMP	REX AND PIR ALARM DEVICES, ENTRY TELEPHONE
C	TAPPAN		0.182	22	6	COND	SH	CMP	CARD READER
D	TAPPAN		0.176	18	2	COND	-	CMP	LOCK POWER
E	TAPPAN		0.218	14	2	COND	-	CMP	LOCK POWER FROM LOCAL POWER BOOSTER
F	TAPPAN		0.124	22	2	COND	SH	CMP	DOOR CONTACT, EMERGENCY EXIT BUTTON, DURESS BUTTON
G	TAPPAN		0.345	24	4	PAIR	SH	CMR	COMMUNICATIONS
H	TAPPAN		0.138	22	4	COND	-	CMP	KEYPAD AND ALARM DEVICES
I	TAPPAN		0.168	18	4	COND	-	CMP	LOCAL ALARM DEVICE CABLE
J	N/A	N/A	0.238	23	4	COND	-	CMR	IP Camera Cable, CAT 6 Provided by Telecom Contractor 271513
K	Panduit	PFP6X04BU-UG	0.256	23	4	PAIR	SH	CMP	CAT 6A F/UTP, IP Camera Cable, Intercom Data Cable
L	Anixter	6G-1201-04	0.140	12	1	SINGLE	-	THHN	#12 GAUGE GROUND WIRE

CHANGES

Sheet Number	
SY2.04	REMOVED CARD READER ON DOOR NEAR MOVED SOUTHEAST STAIRWELL EXIT CAM
SY2.05	ADDED DOOR FOR STORAGE ROOM NEAR MOVED SOUTHEAST STAIRWELL EXIT CAM MOVED SECURITY PANEL TO LEFT SIDE OF
SY8.01	CHANGED HEIGHT OF ALARM SOUNDER O CHANGED HEIGHT OF CAMERA ON DETAIL

REV.	DATE	BY

POINT 1

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
SYMBOLS LIST AND DRAWING INDEX

DRAWING STATUS
100% CD

SCALE: AS NOTED

POINT 1

SY0.01



FOURTH FLOOR
FIFTH FLOOR
24 Port Managed Switch (POE+)
24 Port Managed Switch (POE+)
IDF ROOM
S2 NETORK NODE
NETWORK NODE #1
S2-NN-E2R-WM
MDF ROOM
S2 NETORK NODE
NETWORK NODE #2
S2-NN-E2R-WM
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR

REV. | DATE | BY:

POINT 1

PROJECT NAME
ZENDESK

SHEET TITLE
BLOCK DIAGRAM

DRAWING STATUS
100% CD

SCALE: AS NOTED

SY0.02

LOCATION	NETWORK PORT	POINT#	DEVICE TYPE	MAC ADDRESS	VLAN #	IP ADDRESS	SUBNET MASK	GATEWAY	DESCRIPTION	LOCATOR	DETAIL	SHEET #	FLOOR	COMMENTS
IDF ROOM ZENDESK SF 989 MARKET STREET/FOURTH FLOOR/IDF ROOM MANAGED NETWORK SWITCH 1 PORT REQUIREMENTS	1	SPARE	SPARE											
	2	SPARE	SPARE											
	3	Zendesk SF 989 Market Street/Fourth Floor/IDF Room/ Network Node #1	S2 Network Node						ACS WALL MOUNT NODE 1	Zendesk SF 989 Market Street/Fourth Floor/IDF Room	N/A	SY3.04	Fourth Floor	
	4	SPARE	SPARE											
	5	Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit	[illegible]	SY3.04	Fourth Floor	
	6	Zendesk SF 989 Market Street/Fourth Floor/IDF Room/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fourth Floor/IDF Room	[illegible]	SY3.04	Fourth Floor	
	7	Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit	[illegible]	SY3.04	Fourth Floor	
	8	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium	[illegible]	SY3.04	Fourth Floor	
	9	SPARE	SPARE											
	10	SPARE	SPARE											
	11	SPARE	SPARE											
	12	SPARE	SPARE											
	13	SPARE	SPARE											
	14	SPARE	SPARE											
	15	SPARE	SPARE											
	16	SPARE	SPARE											
	17	SPARE	SPARE											
	18	SPARE	SPARE											
	19	SPARE	SPARE											
	20	SPARE	SPARE											
	21	SPARE	SPARE											
	22	SPARE	SPARE											
	23	SPARE	SPARE											
	24	SPARE	SPARE											
	SFP 1	Zendesk SF 989 Market Street/Fifth Floor/MDF Room/ Network Switch #1	SWITCH						FLOOR TO FLOOR SWITCH CONNECTION	Zendesk SF 989 Market Street/Fifth Floor/MDF Room	N/A	SY3.05	Fifth Floor	
	SFP 2	SPARE	SPARE											
	SFP 3	SPARE	SPARE											
	SFP 4	SPARE	SPARE											
MDF ROOM ZENDESK SF 989 MARKET STREET/FIFTH FLOOR/MDF ROOM MANAGED NETWORK SWITCH 1 PORT REQUIREMENTS	1	SPARE	SPARE											
	2	SPARE	SPARE											
	3	Zendesk SF 989 Market Street/Fifth Floor/MDF Room/ Network Node #2	S2 Network Node						ACS WALL MOUNT NODE 2	Zendesk SF 989 Market Street/Fifth Floor/MDF Room	N/A	SY3.05	Fifth Floor	
	4	SPARE	SPARE											
	5	SPARE	SPARE											
	6	SPARE	SPARE											
	7	SPARE	SPARE											
	8	SPARE	SPARE											
	9	Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit	[illegible]	SY3.05	Fifth Floor	
	10	Zendesk SF 989 Market Street/Fifth Floor/MDF Room/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fifth Floor/MDF Room	[illegible]	SY3.05	Fifth Floor	
	11	Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit	[illegible]	SY3.05	Fifth Floor	
	12	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium/CAM	FIXED CAMERA						INTERIOR	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium	[illegible]	SY3.05	Fifth Floor	
	13	SPARE	SPARE											
	14	SPARE	SPARE											
	15	SPARE	SPARE											
	16	SPARE	SPARE											
	17	SPARE	SPARE											
	18	SPARE	SPARE											
	19	SPARE	SPARE											
	20	SPARE	SPARE											
	21	SPARE	SPARE											
	22	SPARE	SPARE											
	23	SPARE	SPARE											
	24	SPARE	SPARE											
	SFP 1	SPARE	SPARE											
	SFP 2	Zendesk SF 989 Market Street/Fourth Floor/IDF Room/ Network Switch #1	SWITCH						FLOOR TO FLOOR SWITCH CONNECTION	Zendesk SF 989 Market Street/Fourth Floor/IDF Room	N/A	SY3.04	Fourth Floor	
	SFP 3	SPARE	SPARE											
	SFP 4	SPARE	SPARE											

REV.	DATE	BY:

POINT 1

How Business Gets Connected

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
VIDEO NETWORK PORT LAYOUT

DRAWING STATUS
100% CD

POINT 1

SY0.10

S2 Network Node Zendesk SF 989 Market Street/Fourth Floor/IDF Room /Network Node #1

BLADE# TYPE	PORT	POINT#	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TAGS (SEE SY0.01)	COMMENTS
BLADE 1 ACM	READER 1	Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit/CR	CARD READER		Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit	SY2.04	Fourth	SY8.21/4		TYPE C	
	READER 2	Zendesk SF 989 Market Street/Fourth Floor/IDF Room/CR	CARD READER		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY2.04	Fourth	SY8.21/1		TYPE C	
	IN 1	Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit	SY2.04	Fourth	SY8.21/4		TYPE F	
	IN 2	Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit/REX	REX		Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit	SY2.04	Fourth	SY8.21/4		TYPE B	
	IN 3	Zendesk SF 989 Market Street/Fourth Floor/IDF Room/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY2.04	Fourth	SY8.21/1		TYPE F	
	IN 4	Zendesk SF 989 Market Street/Fourth Floor/IDF Room/REX	REX		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY2.04	Fourth	SY8.21/1		TYPE B	
	OUT 1	Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fourth Floor/Northwest Stairwell Exit	SY2.04	Fourth	SY8.21/4	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	Zendesk SF 989 Market Street/Fourth Floor/IDF Room/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY2.04	Fourth	SY8.21/1	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 2 ACM	READER 1	Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit/CR	CARD READER		Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit	SY2.04	Fourth	SY8.21/4		TYPE C	
	READER 2	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium/CR	CARD READER		Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium	SY2.04	Fourth	SY8.21/2		TYPE C	
	IN 1	Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit	SY2.04	Fourth	SY8.21/4		TYPE F	
	IN 2	Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit/REX	REX		Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit	SY2.04	Fourth	SY8.21/4		TYPE B	
	IN 3	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium	SY2.04	Fourth	SY8.21/1		TYPE F	
	IN 4	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium/REX	REX		Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium	SY2.04	Fourth	SY8.21/2		TYPE B	
	OUT 1	Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fourth Floor/Southeast Stairwell Exit	SY2.04	Fourth	SY8.21/4	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium	SY2.04	Fourth	SY8.21/2	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium/LAR	LA TRIGGER		Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium	SY2.04	Fourth	SY8.21/2		TYPE F	
BLADE 3 ACM	READER 1	Zendesk SF 989 Market Street/Fourth Floor/Storage 462/CR	CARD READER		Zendesk SF 989 Market Street/Fourth Floor/Storage 462	SY2.04	Fourth	SY8.21/6		TYPE C	
	READER 2	Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412/CR	CARD READER		Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412	SY2.04	Fourth	SY8.21/4		TYPE C	
	IN 1	Zendesk SF 989 Market Street/Fourth Floor/Storage 462/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fourth Floor/Storage 462	SY2.04	Fourth	SY8.32/6		TYPE F	
	IN 2	Zendesk SF 989 Market Street/Fourth Floor/Storage 462/REX	REX		Zendesk SF 989 Market Street/Fourth Floor/Storage 462	SY2.04	Fourth	SY8.32/6		TYPE B	
	IN 3	Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412	SY2.04	Fourth	SY8.21/4		TYPE F	
	IN 4	Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412/REX	REX		Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412	SY2.04	Fourth	SY8.21/4		TYPE B	
	OUT 1	Zendesk SF 989 Market Street/Fourth Floor/Storage 462/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fourth Floor/Storage 462	SY2.04	Fourth	SY8.21/6	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fourth Floor/Mother's Room 412	SY2.04	Fourth	SY8.21/4	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 4 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 5 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 6 SPARE	IN 1										
	IN 2										
	IN 3										
	IN 4										
	IN 5										
	IN 6										
	IN 7										
	IN 8										
BLADE 7 INPUT	IN 1	AC Fail 12 Volt	IDF Room Power Supply #1 12VDC Power Supply AC Fail		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY4.21/1	Fourth	N/A		TYPE A	
	IN 2	AC Fail 24 Volt	IDF Room Power Supply #1 24VDC Power Supply AC Fail		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY4.21/1	Fourth	N/A		TYPE A	
	IN 3	Battery Fail 12 Volt	IDF Room Power Supply #1 12VDC Power Supply Battery Fail		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY4.21/1	Fourth	N/A		TYPE A	
	IN 4	Battery Fail 24 Volt	IDF Room Power Supply #1 24VDC Power Supply Battery Fail		Zendesk SF 989 Market Street/Fourth Floor/IDF Room	SY4.21/1	Fourth	N/A		TYPE A	
	IN 5	Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium/EE	EMERGENCY EXIT BUTTON		Zendesk SF 989 Market Street/Fourth Floor/Elevator Atrium	SY2.04	Fourth	SY8.21/2		TYPE F	
	IN 6	Spare			Spare						
	IN 7	Spare			Spare						
	IN 8	Spare			Spare						

REV.	DATE	BY

POINT 1

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
S2 NETWORK NODE ZENDESK SF 989 MARKET/ STREET/FOURTH FLOOR/ IDF ROOM/ NETWORK NODE #1 ACS BLADE POINT SCHEDULE

DRAWING STATUS
100% CD

POINT 1

SY0.11

S2 NETWORK NODE ZENDESK SF 989 MARKET STREET/FOURTH FLOOR/IDF ROOM/Network Node 1



REV.	DATE	BY

POINT 1

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
ZENDESK SF 989 MARKET STREET/ FOURTH FLOOR/IDF RM Network Node 1 ACS BLADE TERMINATION SCHEDULE

DRAWING STATUS
100% CD

SCALE: AS NOTED
POINT 1

SY0.12

S2 Network Node Zendesk SF 989 Market Street/Fifth Floor/MDF Room /Network Node #2

BLADE# TYPE	PORT	POINT#	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TAGS (SEE SY6.01)	COMMENTS
BLADE 1 ACM	READER 1	Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit	SY1.05	Fifth	SY8.21/4		TYPE C	
	READER 2	Zendesk SF 989 Market Street/Fifth Floor/MDF Room/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY1.05	Fifth	SY8.21/1		TYPE C	
	IN 1	Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit	SY1.05	Fifth	SY8.21/4		TYPE F	
	IN 2	Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit	SY1.05	Fifth	SY8.21/4		TYPE B	
	IN 3	Zendesk SF 989 Market Street/Fifth Floor/MDF Room/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY1.05	Fifth	SY8.21/1		TYPE F	
	IN 4	Zendesk SF 989 Market Street/Fifth Floor/MDF Room/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY1.05	Fifth	SY8.21/1		TYPE B	
	OUT 1	Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/Northwest Stairwell Exit	SY1.05	Fifth	SY8.21/4	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	Zendesk SF 989 Market Street/Fifth Floor/MDF Room/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY1.05	Fifth	SY8.21/1	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 2 ACM	READER 1	Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit	SY1.05	Fifth	SY8.21/4		TYPE C	
	READER 2	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium	SY1.05	Fifth	SY8.21/2		TYPE C	
	IN 1	Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit	SY1.05	Fifth	SY8.21/4		TYPE F	
	IN 2	Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit	SY1.05	Fifth	SY8.21/4		TYPE B	
	IN 3	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium	SY1.05	Fifth	SY8.21/1		TYPE F	
	IN 4	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium	SY1.05	Fifth	SY8.21/2		TYPE B	
	OUT 1	Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/Southeast Stairwell Exit	SY1.05	Fifth	SY8.21/4	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium	SY1.05	Fifth	SY8.21/2	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium/LAR	LA TRIGGER		Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium	SY1.05	Fifth	SY8.21/2		TYPE I	
BLADE 3 ACM	READER 1	Zendesk SF 989 Market Street/Fifth Floor/Storage 509/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/Storage 509	SY1.05	Fifth	SY8.21/1		TYPE C	
	READER 2	Zendesk SF 989 Market Street/Fifth Floor/Recording 508/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/Recording 508	SY1.05	Fifth	SY8.21/1		TYPE C	
	IN 1	Zendesk SF 989 Market Street/Fifth Floor/Storage 509/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/Storage 509	SY1.05	Fifth	SY8.21/1		TYPE F	
	IN 2	Zendesk SF 989 Market Street/Fifth Floor/Storage 509/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/Storage 509	SY1.05	Fifth	SY8.21/1		TYPE B	
	IN 3	Zendesk SF 989 Market Street/Fifth Floor/Recording 508/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/Recording 508	SY1.05	Fifth	SY8.21/1		TYPE F	
	IN 4	Zendesk SF 989 Market Street/Fifth Floor/Recording 508/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/Recording 508	SY1.05	Fifth	SY8.21/1		TYPE B	
	OUT 1	Zendesk SF 989 Market Street/Fifth Floor/Storage 509/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/Storage 509	SY1.05	Fifth	SY8.21/1	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	Zendesk SF 989 Market Street/Fifth Floor/Recording 508/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/Recording 508	SY1.05	Fifth	SY8.21/1	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 4 ACM	READER 1	Zendesk SF 989 Market Street/Fifth Floor/Editing 507/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/Editing 507	SY1.05	Fifth	SY8.21/1		TYPE C	
	READER 2	Zendesk SF 989 Market Street/Fifth Floor/Storage/CR	CARD READER		Zendesk SF 989 Market Street/Fifth Floor/Storage	SY1.05	Fifth	SY8.21/1		TYPE C	
	IN 1	Zendesk SF 989 Market Street/Fifth Floor/Editing 507/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/Editing 507	SY1.05	Fifth	SY8.21/1		TYPE F	
	IN 2	Zendesk SF 989 Market Street/Fifth Floor/Editing 507/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/Editing 507	SY1.05	Fifth	SY8.21/1		TYPE B	
	IN 3	Zendesk SF 989 Market Street/Fifth Floor/Storage/DC	DOOR CONTACT		Zendesk SF 989 Market Street/Fifth Floor/Storage	SY1.05	Fifth	SY8.21/1		TYPE F	
	IN 4	Zendesk SF 989 Market Street/Fifth Floor/Storage/REX	REX		Zendesk SF 989 Market Street/Fifth Floor/Storage	SY1.05	Fifth	SY8.21/1		TYPE B	
	OUT 1	Zendesk SF 989 Market Street/Fifth Floor/Editing 507/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/Editing 507	SY1.05	Fifth	SY8.21/1	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	Zendesk SF 989 Market Street/Fifth Floor/Storage/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		Zendesk SF 989 Market Street/Fifth Floor/Storage	SY1.05	Fifth	SY8.21/1	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 5 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 6 SPARE	IN 1										
	IN 2										
	IN 3										
	IN 4										
	IN 5										
	IN 6										
	IN 7										
	IN 8										
BLADE 7 INPUT	IN 1	AC Fail 12 Volt	MDF Room Power Supply #1 12VDC Power Supply AC Fail		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY4.21/4	Fifth	N/A		TYPE A	
	IN 2	AC Fail 24 Volt	MDF Room Power Supply #1 24VDC Power Supply AC Fail		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY4.21/4	Fifth	N/A		TYPE A	
	IN 3	Battery Fail 12 Volt	MDF Room Power Supply #1 12VDC Power Supply Battery Fail		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY4.21/4	Fifth	N/A		TYPE A	
	IN 4	Battery Fail 24 Volt	MDF Room Power Supply #1 24VDC Power Supply Battery Fail		Zendesk SF 989 Market Street/Fifth Floor/MDF Room	SY4.21/4	Fifth	N/A		TYPE A	
	IN 5	Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium/EE	EMERGENCY EXIT BUTTON		Zendesk SF 989 Market Street/Fifth Floor/Elevator Atrium	SY1.05	Fifth	SY8.21/1		TYPE F	
	IN 6										
	IN 7										
	IN 8										

REV.	DATE	BY

POINT 1

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
S2 NETWORK NODE
ZENDESK SF 989 MARKET STREET/FIFTH FLOOR/ MDF ROOM/ NETWORK NODE #2
ACS BLADE POINT SCHEDULE

DRAWING STATUS
100% CD

DATE	03-27-13
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	
CHECKED	
PROJECT NO.	
SHEET	SY0.13

SX NETWORK NODE ZENDESK SF 989 MARKET STREET/FIFTH FLOOR/MDF ROOM/Network Node 2



REV.	DATE	BY:

POINT 1
How Business Gets Connected

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
ZENDESK SF 989 MARKET STREET/FIFTH FIFTH FLOOR/MDF RM Network Node 2 ACS BLADE TERMINATION SCHEDULE

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY0.14


TAMPER SWITCH
26.0000
7.0000

REV.	DATE	BY

POINT 1

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
ACS PORT TO POWER SUPPLY LAYOUT ZENDESK SF 989 MARKET STREET/ FOURTH FLOOR/ IDF ROOM POWER SUPPLY #1

DRAWING STATUS
100% CD

SCALE: AS NOTED
POINT 1

SY0.30


TAMPER SWITCH
PD16W
AL1012ULXB
AL300ULX
0.8500
6.9023
1.0000
5.0000
7.5000
25.0000
15.0000
0.8500

REV.	DATE	BY

POINT 1

PROJECT NAME
ZENDESK

San Francisco, CA 94103

SHEET TITLE
ACS PORT TO POWER SUPPLY LAYOUT ZENDESK SF 989 MARKET STREET/ FIFTH FLOOR/ MDF ROOM POWER SUPPLY #1

DRAWING STATUS
100% CD

SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	
CHECKED	
PROJECT NO.	
SHEET	SY0.31

POINT 1

REV. | DATE | BY

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
FLOOR PLAN - FOURTH FLOOR

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY2.04



OPEN OFFICE 404
MEDIUM MEETING 407
LARGE CONFERENCE 403
1 ON 1 406
1 ON 1 405
PHONE 408
HUDDLE 410
PHONE 411
PHONE 409
MOTHER'S ROOM 412
COPY/PRINT 413
ELEVATOR LOBBY 400
BREAKROOM 402
OPEN OFFICE 415
1 ON 1 466
SMALL MEETING 464
HUDDLE 435
IDF 450
SMALL MEETING 465
CIRCULATION 463
SMALL MEETING 451
1 ON 1 452
1 ON 1 453
STORAGE 462
PHONE 461
PHONE 460
1 ON 1 459
PHONE 458
PHONE 457
OPEN OFFICE 454
HUDDLE 456
HUDDLE 455
AV
SY4.01


HUDDLE 555
HUDDLE 559
ELEVATOR LOBBY 500
ZENDESK SF 989/FIFTH FLOOR/NORTHEAST STAIRWELL EXIT
ZENDESK SF 989/FIFTH FLOOR/NORTHWEST STAIRWELL EXIT/CAM
ZENDESK SF 989/FIFTH FLOOR/STORAGE
ZENDESK SF 989/FIFTH FLOOR/ELEVATOR ATRIUM/CAM
ZENDESK SF 989/FIFTH FLOOR/ELEVATOR ATRIUM
OPEN OFFICE 504
MEDIUM CONFERENCE 505
PHONE 566
PHONE 565
PHONE 564
SMALL MEETING 558
1 ON 1 558
1 ON 1 561
1 ON 1 562
1 ON 1 556
1 ON 1 557
HUDDLE 563
ZENDESK SF 989/FIFTH FLOOR/MDF ROOM
ZENDESK SF 989/FIFTH FLOOR/SOUTHEAST STAIRWELL EXIT
ZENDESK SF 989/FIFTH FLOOR/SOUTHEAST STAIRWELL EXIT/CAM
ZENDESK SF 989/FIFTH FLOOR/RECORDING 506
ZENDESK SF 989/FIFTH FLOOR/STORAGE 509
ZENDESK SF 989/FIFTH FLOOR/EDITING 507
ZENDESK SF 989/FIFTH FLOOR/MDF ROOM/CAM
PHONE 553
PHONE 552
SMALL MEETING 551
MDF 550
OPEN OFFICE 511
COPYPRINT 510
STORAGE 503
SOUND RECORDING 506
FILM EDITING 507
1 ON 1 508
SYS4.01
3
4
1
2
3
4
5
6
7
8
9
10
11
12

POINT 1

How Business Gets Connected

REV.	DATE	BY:

PROJECT NAME

ZENDESK

989 Market Street

San Francisco, CA 94103

SHEET TITLE

FLOOR PLAN – FIFTH FLOOR

DRAWING STATUS

100% CD

DATE	10-29-18
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	
CHECKED	
PROJECT NO.	
SHEET	SY2.05



SECURITY
REX
90°

ZENDESK SF 989 MARKET STREET/FOURTH FLOOR/IDF ROOM – PLAN VIEW 1
SCALE:NTS



SECURITY EQUIPMENT ELEVATION 2
SCALE:NTS

EQUIPMENT LIST

EQUIP. #	DESCRIPTION/COMMENT
1	POWER SUPPLY: 24VDC/12VDC CONTINUOUS POWER SUPPLY
2	1" CONDUIT STUBBED TO CABLE TRAY
3	1" CHASE NIPPLE
4	4"x4"x36" NEMA TYPE-1 SCREW COVER GUTTER RACEWAY
5	FIRE INTERFACE RELAY
6	FIRE ALARM RELAY
7	NETWORK NODE ENCLOSURE-INPUT FROM FIELD DEVICES
8	ACM, INPUT, OUTPUTS FROM FIELD DEVICES.

ELECTRICAL POWER LIST

EQUIP. #	DESCRIPTION/COMMENT
A	ONE DEDICATED 120VAC/20A HARDWIRED CIRCUIT TO EACH NETWORK NODE VIA AND POWER SUPPLY PAN.



SECURITY
REX
90°

ZENDESK SF 989 MARKET STREET/FIFTH FLOOR/MDF ROOM – PLAN VIEW 3
SCALE:NTS



SECURITY EQUIPMENT ELEVATION 4
SCALE:NTS

REV.	DATE	BY:

POINT 1
First Business Data Connected

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
SECURITY ROOM PLANS AND ELEVATIONS

DRAWING STATUS
100% CD

SCALE: AS NOTED
DRAWN: POINT 1

SHEET
SY4.01

GENERAL SHEET NOTES

1. 1/2" C BETWEEN JUNCTION BOXES AND DEVICES, UON.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, UON.
3. JUNCTION BOXES ARE 4"SQ. X 2-1/8" D, UON.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 6" AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 6" AWAY FROM THE LATCH SIDE OF THE DOOR, UON.
6. CONDUIT AND JUNCTION BOXES ARE NEW, UON.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.

NUMBER SHEET NOTES

SECURITY

S-1	REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
S-2	RECESSED 1" DIAMETER MAGNETIC CONTACT.

ELECTRICAL

E-1	1-GANG DEVICE RING FOR THE 4"SQ BOX. MOUNT AS CLOSE TO DOOR AS POSSIBLE.
E-2	1-GANG DEVICE RING FOR THE 4"SQ BOX MOUNTED HORIZONTALLY.
E-3	ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM [illegible] SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
E-4	2-GANG DEVICE RING FOR THE 4"SQ BOX.



① CARD READER SINGLE DOOR

SCALE:NONE



② DOUBLE DOOR GLASS WITH LA, EE

SCALE:NONE



③ INTERIOR ALL-THREAD MOUNT DOME CAMERA

SCALE:NONE



④ CARD READER SINGLE DOOR



⑤ INTERIOR IP CAMERA WALL MOUNT

REV.	DATE	BY

POINT 1

PROJECT NAME
ZENDESK

San Francisco, CA 94103

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100% CD

SCALE: AS NOTED

SY8.01



3/4" CONDUIT
FINISHED CEILING
3/4" CONDUIT
+42" AFF
FINISHED FLOOR

⑥ CARD READER PAIR (LOCK SET) W/ELECTRIFIED MORTISE LOCK

SCALE:NONE

GENERAL SHEET NOTES

1. 1/2" C BETWEEN JUNCTION BOXES AND DEVICES, UON.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, UON.
3. JUNCTION BOXES ARE 4"SQ. X 2-1/8" D, UON.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 6" AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 6" AWAY FROM THE LATCH SIDE OF THE DOOR, UON.
6. CONDUIT AND JUNCTION BOXES ARE NEW, UON.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.

NUMBER SHEET NOTES

SECURITY

- S-1 REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
- S-2 RECESSED 1" DIAMETER MAGNETIC CONTACT.

ELECTRICAL

- E-1 1-GANG DEVICE RING FOR THE 4"SQ BOX. MOUNT AS CLOSE TO DOOR AS POSSIBLE.
- E-2 1-GANG DEVICE RING FOR THE 4"SQ BOX MOUNTED HORIZONTALLY.
- E-3 ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
- E-4 2-GANG DEVICE RING FOR THE 4"SQ BOX.

REV.	DATE	BY

POINT 1
Your Business Data Connected

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100% CD

DATE 10-27-15
SCALE AS NOTED
DESIGNER POINT 1

SY8.02


"C" CABLE
BLU ORG- G-LED
BRN YEL- BEEP
WH WHT- DI
GR GRN- DO
BK BLK- GND
RD RED- +VDC
READER PIGTAIL
READER
SCALE:NONE
"D" CABLE
RED
BLK
LOCKSET
SCALE:NONE
"T" CABLE
RED POSITIVE +
WHT DC-NC
LA
GRN DC-C
BLACK NEGATIVE -
LOCAL AUDIBLE ALARM
SCALE:NONE
"T" CABLE
RED 2K
1K
BLK
DOOR CONTACT
SCALE:NONE
"D" CABLE
RED
BLK
LOCKSET
SCALE:NONE
"T" CABLE
RED 2K
1K
BLK
DURESS BUTTON
SCALE:NONE
"T" CABLE
RED 2K
1K
BLK
1
2
DOOR CONTACTS
SCALE:NONE
"B" CABLE
WHT 1K
2K
GRN
REX CONTACT
RED
REX
BLK
REX POWER
SCALE:NONE
RD MAXIMAL Output +
WH S2 Input
GR S2 Input
BK MAXIMAL Output -
"T" CABLE
RED POSITIVE +
WHT DC-NC
GRN DC-C
BLACK NEGATIVE -
EMERGENCY EXIT BUTTON
Door Strike, Lock Above Door
SCALE:NONE

REV.	DATE	BY:

POINT 1

PROJECT NAME
ZENDESK

989 Market Street
San Francisco, CA 94103

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY8.03

SECURITY LEGEND AND GENERAL NOTES

GENERAL NOTES

1. DRAWINGS ARE NOT TO BE USED FOR ARCHITECTURAL OR ENGINEERING PURPOSES. THE SECURITY DRAWINGS SHOULD ONLY BE USED FOR SECURITY SYSTEMS INSTALLATION AND COORDINATION.
2. ALL MOUNTING SPECIFICS SHALL BE AS INDICATED IN THE LEGEND UNLESS OTHERWISE NOTED IN THE SECURITY DRAWINGS. MOUNTING CONDITIONS IDENTIFIED ON THE SECURITY DRAWINGS SHALL TAKE PRECEDENCE OVER THE LEGEND DESCRIPTIONS.
3. VERIFY AND COORDINATE THE EXACT MOUNTING LOCATION OF ALL DEVICES PRIOR TO INSTALLATION.
4. THE MOUNTING HEIGHTS ARE TO THE CENTERLINE OF THE DEVICE UNLESS OTHERWISE NOTED.
5. THE SECURITY CONTRACTOR SHALL RESTORE CEILINGS, WALLS AND ANY OTHER SURFACES BY HIS WORK WITH LIKE MATERIALS TO MATCH EXISTING CONSTRUCTION.
6. THE MOUNTING HEIGHTS ARE TO THE CENTERLINE OF THE DEVICE UNLESS SECURITY CONTRACTOR AS REQUIRED BY CODE.
7. ALL DEVICES, WIRING, TERMINATIONS, AND OTHER REQUIRED ROUGH-IN NOT DESIGNATED "BY OTHERS" ARE TO BE PROVIDED BY THE SECURITY CONTRACTOR.
8. COORDINATE ALL EXTERIOR CAMERA LOCATIONS WITH THE LANDSCAPE TO ENSURE THAT CAMERA VIEWS ARE NOT OBSTRUCTED.

SECURITY CONDUIT & WIRING NOTES

[illegible]

SECURITY DEVICE NOTES

[illegible]

SECURITY ELECTRICAL NOTES

[illegible]

SYMBOLS AND DRAWING CONVENTIONS

ACCESS CONTROL READER
ACCESS CONTROL PANEL
ACCESS CONTROL SCREEN

[illegible]

ABBREVIATIONS

SYMBOL	DESCRIPTION
[illegible]	[illegible]

RESPONSIBILITY MATRIX, DRAWING INDEX AND CABLE SCHEDULE

[illegible]

Sheet Number	Sheet Title
SY0.01	SYMBOLS LIST AND DRAWING INDEX
SY0.02	BLOCK DIAGRAM
SY0.10	VIDEO SYSTEM POINT LIST AND LOADING TABLE
SY0.11	ACS POINT LIST AND LOADING TABLE OF 250 WALL MOUNT NETWORK NODE #1
SY0.12	ACS WIRING DIAGRAM OF 250 WALL MOUNT NETWORK NODE #1
SY1.30	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/OF 250 POWER SUPPLY WIRING DIAGRAM-PS#1
SY2.01	FLOOR PLAN - SECOND FLOOR
SY4.01	SECURITY ROOM PLANS AND ELEVATIONS
SY4.02	SECURITY ROOM PLANS AND ELEVATIONS
SY8.01	INSTALLATION DETAILS-SECURITY
SY8.02	INSTALLATION DETAILS-SECURITY
SY8.03	INSTALLATION DETAILS-SECURITY
SY8.04	INSTALLATION DETAILS-SECURITY

MASTER CABLE SCHEDULE

[illegible]

REV.	DATE	BY

POINT 1
How Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
SYMBOLS LIST AND DRAWING INDEX

DRAWING STATUS
AS BUILT

DATE: 07-15-16
SCALE: AS NOTED
DRAWN: POINT 1

SY0.01


24 Port Managed Switch 1 (POE+)
IDF 250
S2 NETWORK NODE
NETWORK NODE #1
S2-NN-E2R-WM
ACR
ACR
ACR
ACR
ACR
ACR
ACR

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
BLOCK DIAGRAM

DRAWING STATUS
AS BUILT

SY0.02

LOCATION	NETWORK PORT	POINT#	DEVICE TYPE	MAC ADDRESS	VLAN #	IP ADDRESS	SUBNET MASK	GATEWAY	DESCRIPTION	LOCATOR	DETAIL	SHEET #	FLOOR	COMMENTS
IDF 250 ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250 MANAGED NETWORK SWITCH 1 PORT REQUIREMENTS	1	SPARE	SPARE											
	2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/NETWORK NODE #1	12 NETWORK NODE				255.255.255.0		NCS WALL MOUNT NODE 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	N/A	SY2.02	2nd	
	3	SPARE	SPARE											
	4	SPARE	SPARE											
	5	SPARE	SPARE											
	6	SPARE	SPARE											
	7	SPARE	SPARE											
	8	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY6.02/7	SY2.02	2nd	
	9	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/SPECIALTY WORK 256/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/SPECIALTY WORK 256	SY6.02/7	SY2.02	2nd	
	10	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/STAIR 2/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/STAIR 2	SY6.03/5	SY2.02	2nd	
	11	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/STORAGE/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/STORAGE	SY6.03/7	SY2.02	2nd	
	12	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/STAIR 1/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/STAIR 1	SY6.03/5	SY2.02	2nd	
	13	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/ELEVATOR LOBBY ENTRY 200/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/ELEVATOR LOBBY ENTRY 200	SY6.03/5	SY2.02	2nd	
	14	SPARE	SPARE											
	15	SPARE	SPARE											
	16	SPARE	SPARE											
	17	SPARE	SPARE											
	18	SPARE	SPARE											
	19	SPARE	SPARE											
	20	SPARE	SPARE											
	21	SPARE	SPARE											
	22	SPARE	SPARE											
	23	SPARE	SPARE											
	24	SPARE	SPARE											
	SFP 1	SPARE	SPARE											
	SFP 2	SPARE	SPARE											
	SFP 3	SPARE	SPARE											
	SFP 4	SPARE	SPARE											

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
VIDEO NETWORK PORT LAYOUT

DRAWING STATUS
AS BUILT

AS NOTED
POINT 1

SY0.10

S2 NETWORK NODE ZENDESK 989 MARKET FLOOR 2 &6/FLOOR 2/IDF 250/NETWORK NODE #1

BLADE# TYPE	PORT	POINT#	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TAGS (SEE SY0.01)	COMMENTS
BLADE 1 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY2.02	2nd	SY8.01/2		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256	SY2.02	2nd	SY8.01/2		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY2.02	2nd	SY8.01/2		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY2.02	2nd	SY8.01/2		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256	SY2.02	2nd	SY8.01/2		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256	SY2.02	2nd	SY8.01/2		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY2.02	2nd	SY8.01/2	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Specialty Work 256	SY2.02	2nd	SY8.01/2	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 2 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212	SY2.02	2nd	SY8.01/2		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2	SY2.02	2nd	SY8.01/2		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212	SY2.02	2nd	SY8.01/2		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212	SY2.02	2nd	SY8.01/2		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2	SY2.02	2nd	SY8.01/2		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2	SY2.02	2nd	SY8.01/2		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Lactation Room 212	SY2.02	2nd	SY8.01/2	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 2	SY2.02	2nd	SY8.01/2	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 3 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage	SY2.02	2nd	SY8.01/1		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1	SY2.02	2nd	SY8.01/3		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage	SY2.02	2nd	SY8.01/1		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage	SY2.02	2nd	SY8.01/1		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1	SY2.02	2nd	SY8.01/3		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1/REX	REQUEST TO EXIT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1	SY2.02	2nd	SY8.01/3		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Storage	SY2.02	2nd	SY8.01/1	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1/LPR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Stair 1	SY2.02	2nd	SY8.01/3	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 4 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200	SY2.02	2nd	SY8.01/4		TYPE C	
	READER 2	Spare			Spare						
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200	SY2.02	2nd	SY8.01/4		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200	SY2.02	2nd	SY8.01/4		TYPE B	
	IN 3	Spare			Spare						
	IN 4	Spare			Spare						
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200/LPR	CLOSURE TO DOOR (LOCAL UNDER FLOOR POWER SUPPLY)		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200	SY2.02	2nd	SY8.01/4	SAG 10070 W/ E HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200/LAR	LA TRIGGER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200	SY2.02	2nd	SY8.01/4		TYPE J	
	OUT 3	Spare			Spare						
	OUT 4	Spare			Spare						
BLADE 5 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 6 SPARE	IN 1										
	IN 2										
	IN 3										
	IN 4										
	IN 5										
	IN 6										
	IN 7										
	IN 8										
BLADE 7 INPUT	IN 1	AC Fail 12 Volt	IDF 250 Power Supply #1 12VDC Power Supply AC Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY4.01/2	2nd	N/A		TYPE A	
	IN 2	AC Fail 24 Volt	IDF 250 Power Supply #1 24VDC Power Supply AC Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY4.01/2	2nd	N/A		TYPE A	
	IN 3	Battery Fail 12 Volt	IDF 250 Power Supply #1 12VDC Power Supply Battery Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY4.01/2	2nd	N/A		TYPE A	
	IN 4	Battery Fail 24 Volt	IDF 250 Power Supply #1 24VDC Power Supply Battery Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250	SY4.01/2	2nd	N/A		TYPE A	
	IN 5	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/PS #1/FACP RELAY	FACP ALARM		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/PS #1	SY0.30	2nd	N/A		TYPE A	
	IN 6	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200/EB	EMERGENCY EXIT BUTTON		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/Elevator Lobby Entry 200	SY2.02	2nd	SY8.01/4		TYPE F	
	IN 7	Spare			Spare						
	IN 8	Spare			Spare						

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
S2 NETWORK NODE ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/ IDF 250/ NETWORK NODE #1 ACS BLADE POINT SCHEDULE

DRAWING STATUS
AS BUILT

SCALE: AS NOTED
DRAWN: POINT 1

SY0.11

SECURITY LEGEND AND GENERAL NOTES

GENERAL NOTES

1. DRAWINGS ARE NOT TO BE USED FOR ARCHITECTURAL OR ENGINEERING PURPOSES. THE SECURITY DRAWINGS SHOULD ONLY BE USED FOR SECURITY SYSTEMS INSTALLATION AND COORDINATION.
2. ALL MOUNTING SPECIFICS SHALL BE AS INDICATED IN THE LEGEND UNLESS OTHERWISE NOTED IN THE SECURITY DRAWINGS. MOUNTING CONDITIONS IDENTIFIED ON THE SECURITY DRAWINGS SHALL TAKE PRECEDENCE OVER THE LEGEND DESCRIPTIONS.
3. VERIFY AND COORDINATE THE EXACT MOUNTING LOCATION OF ALL DEVICES PRIOR TO INSTALLATION.
4. THE MOUNTING HEIGHTS ARE TO THE CENTERLINE OF THE DEVICE UNLESS OTHERWISE NOTED.
5. THE SECURITY CONTRACTOR SHALL RESTORE CEILINGS, WALLS AND ANY OTHER SURFACES BY HIS WORK WITH LIKE MATERIALS TO MATCH EXISTING CONSTRUCTION.
6. THE MOUNTING HEIGHTS ARE TO THE CENTERLINE OF THE DEVICE UNLESS SECURITY CONTRACTOR AS REQUIRED BY CODE.
7. ALL DEVICES, WIRING, TERMINATIONS, AND OTHER REQUIRED ROUGH-IN NOT DESIGNATED "BY OTHERS" ARE TO BE PROVIDED BY THE SECURITY CONTRACTOR.
8. COORDINATE ALL EXTERIOR CAMERA LOCATIONS WITH THE LANDSCAPE TO ENSURE THAT CAMERA VIEWS ARE NOT OBSTRUCTED.

SECURITY CONDUIT & WIRING NOTES

1. ALL CONDUIT AND BACKBOXES SHALL CONFORM TO BUILDING STANDARD ELECTRICAL SPECIFICATIONS. ALL CABLES SHALL BE PLENUM RATED WHERE REQUIRED.
2. ALL CONDUIT SHALL BE 3/4" UNLESS OTHERWISE NOTED.
3. ALL CONDUIT USED IN POTENTIALLY DAMP OR WET LOCATIONS, EXPOSED OUTDOORS, OR IN HAZARDOUS AREAS SHALL BE INTERMEDIATE STEEL CONDUIT (IMC). ALL EXTERIOR CONDUIT IN SLAB SHALL BE PVC. ALL CONDUIT OTHER THAN SPECIFIED TO BE IMC OR PVC SHALL BE ELECTRICAL METALLIC TUBING (EMT).
4. ALL CONDUIT SHALL BE ROUTED ABOVE CEILINGS, BELOW FLOORS OR WITHIN WALLS. NO CONDUIT SHALL BE EXPOSED UNLESS APPROVED BY THE ARCHITECT.
5. PROVIDE PULL STRINGS IN ALL CONDUITS AND PULLBOXES AS REQUIRED. ALL CONDUITS SHALL HAVE PLASTIC BUSHINGS INSTALLED AT OPEN ENDS PRIOR TO PULLING WIRE.
6. ALL BACKBOXES SHALL BE FLUSH MOUNTED UNLESS OTHERWISE NOTED.
7. ALL BACKBOXES MOUNTED WITHIN FIRE RATED PARTITIONS SHALL MEET THE FIRE RATING OF THE PARTITION AS REQUIRED BY CODE.
8. COORDINATE THE EXACT LOCATION OF ALL PULL AND BACKBOXES WITH ARCHITECTURAL, ELECTRICAL, AND MECHANICAL DRAWINGS.
9. ALL JUNCTION AND PULLBOXES SHALL BE PROVIDED WITH ACCOMPANYING BLANK COVER PLATE.
10. JUNCTION BOXES LOCATED ABOVE DOORS WITH NO ACCESSIBLE ACCOMPANYING BLANK COVER PLATE.
11. PROVIDE WATERTIGHT SEALING ASSEMBLIES WITH PRESSURE BUSHING AS REQUIRED FOR EXTERIOR PENETRATIONS.
12. JUNCTION AND PULLBOXES IN EXTERIOR LOCATIONS SHALL BE WEATHERPROOF.
13. ALL CABLE RUNS IN CEILING AREAS WHERE CONDUIT OR CABLE TRAY IS NOT SPECIFIED SHALL BE SUPPORTED WITH SIMILAR SUPPORT OR WITH THE USE OF J-HOOKS AT 5' INTERVALS ABOVE CEILING TILES.
14. COORDINATE WITH ELECTRICAL CONTRACTOR FOR SECURITY DEVICE AND CONTROL PANEL POWER REQUIREMENTS.
15. WIRE SHEATH SHALL BE MAINTAINED TO FINAL TERMINATION. ALL TERMINATIONS SHALL MAINTAIN TWIST OF INDIVIDUAL PAIRS TO WITHIN 0.5" OR LESS OF FINAL TERMINATION. ALL WIRES SHALL BE LABELED WITHIN 6.5" OF FINAL TERMINATION. ALL LABELS SHALL BE MACHINE PRINTED OR STENCILED. NO HAND LETTERED LABELS SHALL BE USED.
16. ANY CONDUIT ROUTING SHOWN IS SCHEMATIC AND IS NOT INTENDED TO REPRESENT INSTALLED PATHS OR DISTANCES. ACTUAL ROUTING AND BOX LOCATIONS SHALL BE FIELD VERIFIED AND COORDINATED WITH OTHER DISCIPLINES BY THE INSTALLING CONTRACTOR.

SECURITY DEVICE NOTES

1. ALL DEVICES, WIRING, TERMINATION AND OTHER REQUIRED ROUGH-IN NOT DESIGNATED "AS BY OTHERS" ARE TO BE PROVIDED BY THE SECURITY CONTRACTOR.
2. ALL SECURITY DEVICES ARE PROVIDED BY THE SECURITY CONTRACTOR. NOTES BELOW INDICATE WORK BY THE ELECTRICAL CONTRACTOR.
3. PROVIDE 4"x4"x2-1/4" DEEP BOX WITH SINGLE GANG DEVICE RING AT FLUSH MOUNTED 48" A.F.F. WITH 3/4" CONDUIT STUBUP TO J1 BY THE ELECTRICAL CONTRACTOR.
4. STUB 3/4" CONDUIT OR GREENFIELD DOWN THE DOOR FRAME ON THE HINGE SIDE OF THE DOOR BACK BOX C1 TO JUNCTION BOX J1 LOCATED ABOVE THE ACCESSIBLE CEILING BY THE ELECTRICAL CONTRACTOR.
5. STUB 3/4" CONDUIT OR GREENFIELD DOWN THE DOOR FRAME ON THE STRIKE SIDE OF THE DOOR C2 TO JUNCTION BOX J1 LOCATED ABOVE THE ACCESSIBLE CEILING BY THE ELECTRICAL CONTRACTOR.

SECURITY ELECTRICAL NOTES

1. RISER POWER (EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR TO PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A EMERGENCY CIRCUIT DEDICATED TO SECURITY IN EACH RISER LOCATION WITHIN A 4"x4" BOX SURFACE MOUNTED 18" A.F.F. WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS.
2. MAGNETOMETER/X-RAY SCANNER POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE AN UN-SWITCHED DUPLEX OUTLET CONNECTED TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED TO SECURITY. THE OUTLET SHALL BE FLUSH MOUNTED IN THE FLOOR.
3. RISER POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR TO PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED TO SECURITY IN EACH RISER LOCATION WITHIN A 4"x4" BOX SURFACE MOUNTED 18" A.F.F. WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS.
4. SECURITY CONTROL/EQUIPMENT ROOM POWER (EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR TO PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A UNINTERRUPTIBLE POWER CIRCUIT DEDICATED TO SECURITY WITHIN A 4"x4" BOX SURFACE MOUNTED BEHIND THE CONSOLE/RACK AT 18" A.F.F. WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS.
5. X-RAY/METAL DETECTOR POWER (EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE AN UN-SWITCHED DUPLEX OUTLET TO A 120VAC 20A EMERGENCY CIRCUIT DEDICATED TO SECURITY. THE OUTLET SHALL BE FLUSH MOUNTED IN FLOOR.
6. POLE MOUNTED CAMERA POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED TO SECURITY PROVIDED WITHIN A NEMA 4X ENCLOSURE MOUNTED AT THE BASE OF THE POLE WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS. MULTIPLE CONNECTIONS CAN BE BRANCHED OFF THIS CIRCUIT FOR ADDITIONAL CAMERAS BUT SHALL NOT EXCEED 15 CONNECTIONS TOTAL. EACH CAMERA'S ACTUAL LOAD SHALL BE 1A AT 120VAC.
7. EXTERIOR CAMERA POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED TO SECURITY. THE CIRCUIT CONNECTION SHALL BE PROVIDED WITHIN A 4"x4" BOX MOUNTED ABOVE ACCESSIBLE CEILING ON INTERIOR OF BUILDING WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS. MULTIPLE CONNECTIONS CAN BE BRANCHED OFF THIS CIRCUIT FOR ADDITIONAL CAMERAS BUT SHALL NOT EXCEED [illegible] CONNECTIONS TOTAL. EACH CAMERA'S ACTUAL LOAD SHALL BE [illegible] 120VAC. FOR EXTERIOR LOCATION PROVIDE POWER IN A 4"x4" OUTDOOR RATED BOX.
8. ELEVATOR SECURITY EQUIPMENT POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED TO SECURITY IN THE ELEVATOR MACHINE ROOM(S) AS INDICATED ON THE DRAWINGS. TYPICAL LOAD FOR EACH CIRCUIT SHALL BE 10A. PROVIDE CONNECTION IN A SURFACE MOUNTED BOX MOUNTED AT 6' A.F.F. WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS.
9. ELECTRIC EXIT DEVICE POWER (EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A EMERGENCY CIRCUIT DEDICATED TO SECURITY AT DOORS UTILIZING ELECTRIC EXIT DEVICES PROVIDED WITHIN A 4"x4" BOX MOUNTED ABOVE ACCESSIBLE CEILING ADJACENT TO THE DOOR OR AS SHOWN ON DRAWINGS WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS. MULTIPLE CONNECTIONS CAN BE BRANCHED OFF THIS CIRCUIT FOR ADDITIONAL ELECTRIC EXIT DEVICES BUT SHALL NOT EXCEED 10 CONNECTIONS TOTAL. EACH DEVICE'S ACTUAL LOAD SHALL BE 1.5A AT 120VAC.
10. VEHICLE GATE POWER (EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A DEDICATED 120VAC 20A HARD WIRED CIRCUIT WITHIN THE GATE HOUSING. THE JUNCTION BOX SHALL BE OUTDOOR RATED. THE ELECTRICAL CONTRACTOR SHALL PROVIDE SURGE PROTECTION FOR THE CIRCUIT. EACH GATE SHOULD HAVE A DEDICATED CIRCUIT. MULTIPLE GATES SHOULD NEVER SHARE A CIRCUIT.
11. SITE POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE AN UN-SWITCHED DUPLEX OUTLET TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED TO SECURITY. THE OUTLET SHALL BE WALL MOUNTED 12" A.F.F.
12. UPS POWER (EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A HARD WIRED CONNECTION TO A 240VAC 50A EMERGENCY CIRCUIT DEDICATED TO SECURITY AS INDICATED ON THE DRAWINGS. THE CONNECTION SHALL BE PROVIDED WITHIN A 4"x4" BOX SURFACE MOUNTED IN THE BACK OF THE SECURITY EQUIPMENT RACK, 18" A.F.F. AND SHALL HAVE WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS.
13. SECURITY EMERGENCY CALL STATION POWER (EMERGENCY CIRCUIT) SHALL BE HARD WIRED TO A 120VAC 20A EMERGENCY CIRCUIT DEDICATED FOR EMERGENCY CALL STATIONS. MOUNTING HT OF CALL BOX TO BE 36" A.F.F. TO BOTTOM OF UNIT. POWER TO BE BROUGHT DOWN IN COLUMN TO 4"x4" BOX TO ALIGN WITH 3/4" KO ON BACK OF UNIT. FIVE UNITS CAN BE POWERED FROM THE SAME CIRCUIT.
14. ELEVATOR CAMERA POWER (NON-EMERGENCY CIRCUIT) ELEVATOR CONTRACTOR SHALL PROVIDE AN UN-SWITCHED DUPLEX OUTLET TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED FOR THE SECURITY CAMERA. THE OUTLET SHALL BE MOUNTED ABOVE THE CAB AND PROVIDE ADEQUATE SPACE FOR A PLUG IN TYPE TRANSFORMER.
15. ELECTRIC EXIT DEVICE POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A UN-SWITCHED CIRCUIT DEDICATED TO SECURITY AT DOORS UTILIZING ELECTRIC EXIT DEVICES PROVIDED WITHIN A 4"x4" BOX MOUNTED ABOVE ACCESSIBLE CEILING ADJACENT TO THE DOOR OR AS SHOWN ON DRAWINGS WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS. MULTIPLE CONNECTIONS CAN BE BRANCHED OFF THIS CIRCUIT FOR ADDITIONAL ELECTRIC EXIT DEVICES BUT SHALL NOT EXCEED 10 CONNECTIONS TOTAL. EACH DEVICE'S ACTUAL LOAD SHALL BE 1.5A AT 120VAC.
16. INTERIOR PTZ CAMERA POWER (NON-EMERGENCY CIRCUIT) ELECTRICAL CONTRACTOR SHALL PROVIDE A HARD WIRED CONNECTION TO A 120VAC 20A NON-EMERGENCY CIRCUIT DEDICATED TO SECURITY. THE CIRCUIT CONNECTION SHALL BE PROVIDED WITHIN A 4"x4" BOX MOUNTED ABOVE ACCESSIBLE CEILING ON INTERIOR OF BUILDING WITH WIRE ENDS TERMINATED AND INSULATED WITH WIRE NUTS. MULTIPLE CONNECTIONS CAN BE BRANCHED OFF THIS CIRCUIT FOR ADDITIONAL CAMERAS BUT SHALL NOT EXCEED 2 CONNECTIONS TOTAL. EACH CAMERA POWER SUPPLY ACTUAL LOAD SHALL NOT EXCEED 3A AT 120VAC.

- J1: PROVIDE A 4"x4"x2-1/4" DEEP BOX SURFACE MOUNTED ABOVE ACCESSIBLE CEILING UNLESS OTHERWISE NOTED.
- J1: PROVIDE A 6"x6"x4" DEEP BOX SURFACE MOUNTED ABOVE ACCESSIBLE CEILING UNLESS OTHERWISE NOTED.
- J2: PROVIDE A 10"x10"x4" DEEP BOX SURFACE MOUNTED ABOVE ACCESSIBLE CEILING UNLESS OTHERWISE NOTED.
- J3: PROVIDE A 12"x12"x6" DEEP BOX SURFACE MOUNTED ABOVE ACCESSIBLE CEILING UNLESS OTHERWISE NOTED.
- J4: PROVIDE A 16"x16"x8" DEEP BOX SURFACE MOUNTED ABOVE ACCESSIBLE CEILING UNLESS OTHERWISE NOTED.
- J5: PROVIDE A 20"x20"x8" DEEP BOX SURFACE MOUNTED ABOVE ACCESSIBLE CEILING UNLESS OTHERWISE NOTED.

SYMBOLS AND DRAWING CONVENTIONS

- ACCESS CONTROL READER
- ACCESS CONTROL PANEL
- ACCESS CONTROL SERVER
- CARD READER MOUNTED +42" AFF UON
  - G = GLASS MOUNT
  - K = WITH KEYPAD
  - L = LONG RANGE
  - M = MULLION MOUNT
  - P = PEDESTAL MOUNT
- TRANSFER HINGE
  - C = DOOR POSITION & FEED-THROUGH
  - E = ELECTRIC FEED-THROUGH
- REX SWITCH INTEGRATED WITH DOOR HANDLE OR EXIT BAR
- PASSIVE INFRARED MOTION DETECTOR MOUNTED ON WALL OR CEILING ABOVE DOOR
- LOCAL AUDIBLE ALARM
- POWER SUPPLY
- MAGNETIC DOOR CONTACT
  - [BLANK] = STANDARD
  - WG = WIDE GAP
- ELECTRIC STRIKE
- EMERGENCY EXIT BUTTON
- ELECTRIC LOCK
- ELECTROMAGNETIC LOCK
- MASTER INTERCOM STATION
- INTERCOM STATION
- IP FIXED CAMERA
  - XX = FIELD OF VIEW IN DEGREES
- SECURITY/CCTV EQUIPMENT CABINET
- SECURITY DOOR JUNCTION BOX, 12"x15"x6"(?), UON
- LIFE SAFETY SYSTEM INTERFACE RELAY
- PAC ON TABLET
- DETAIL REFERENCE — SHEET NUMBER (SY=SECURITY), DETAIL DESIGNATION
- ELEVATION REFERENCE — SHEET NUMBER (SY=SECURITY), DETAIL DESIGNATION
- SECURITY DEVICE REFERENCE — [illegible] DESIGNATION, DEVICE ID, SHEET NUMBER
- SECURITY [illegible] REFERENCE — DEVICE NUMBER, DEVICE TYPE: [illegible]
- SECURITY HARDWARE REFERENCE — [illegible] INSTALLATION DETAILS, DRAWING DETAIL NUMBER

ABBREVIATIONS

SYMBOL	DESCRIPTION
[illegible]	[illegible]

RESPONSIBILITY MATRIX, DRAWING INDEX AND CABLE SCHEDULE

	Point 1	Electrical Contractor	IT	General Contractor
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

REVISIONS

Sheet Number	Sheet Title
[illegible]	[illegible]

MASTER CABLE SCHEDULE

[illegible]	[illegible]	[illegible]	[illegible]

REV.	DATE	BY:

POINT 1
How Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
SYMBOLS LIST AND DRAWING INDEX

DRAWING STATUS
100% CD

DATE	05-17-16
SCALE	AS NOTED
DRAWN	POINT 1
CHECKED	[illegible]
APPROVED	
PROJECT NO.	
SHEET	SY0.01


24 Port Managed Switch 1 (POE+)
IDF 652
S2 NETWORK NODE
NETWORK NODE #1
S2-NN-E2R-WM
IDF 652
S2 NETWORK NODE
NETWORK NODE #2
S2-NN-E2R-WM
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR
ACR

REV. | DATE | BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
BLOCK DIAGRAM

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY0.02

LOCATION	NETWORK PORT	POINT#	DEVICE TYPE	MAC ADDRESS	VLAN #	IP ADDRESS	SUBNET MASK	GATEWAY	DESCRIPTION	LOCATOR	DETAIL	SHEET #	FLOOR	COMMENTS
IDF 652 ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652 MANAGED NETWORK SWITCH 1 PORT REQUIREMENTS	1	SPARE	SPARE											
	2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/NETWORK NODE #1	S2 NETWORK NODE				255.255.255.0		NCS WALL MOUNT NODE 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF [illegible]	N/A	SY5.06	6th	
	3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/NETWORK NODE #2	S2 NETWORK NODE				255.255.255.0		NCS WALL MOUNT NODE 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF [illegible]	N/A	SY2.06	6th	
	4	SPARE	SPARE											
	5	SPARE	SPARE											
	6	SPARE	SPARE											
	7	SPARE	SPARE											
	8	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	[illegible]	SY2.06	6th	
	9	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/HOSPITALITY COUNTER [illegible]/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/HOSPITALITY COUNTER [illegible]	[illegible]	SY2.06	6th	
	10	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/CORRIDOR EXIT [illegible]/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/CORRIDOR EXIT [illegible]	[illegible]	SY2.06	6th	
	11	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STORAGE [illegible]/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STORAGE [illegible]	[illegible]	SY2.06	6th	
	12	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STAIR 1/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STAIR 1	[illegible]	SY2.06	6th	
	13	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/ELEVATOR LOBBY ENTRY [illegible]/CAM	OMNI CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/ELEVATOR LOBBY ENTRY [illegible]	[illegible]	SY2.06	6th	
	14	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STORAGE [illegible]/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STORAGE [illegible]	[illegible]	SY2.06	6th	
	15	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/BREAKROOM ENTRY [illegible]/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/BREAKROOM ENTRY [illegible]	[illegible]	SY2.06	6th	
	16	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/CATERING [illegible]/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/CATERING [illegible]	[illegible]	SY2.06	6th	
	17	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STAIR 2/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STAIR 2	[illegible]	SY2.06	6th	
	18	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STORAGE [illegible]/CAM	90° FIXED DOME CAMERA				255.255.255.0		INTERIOR	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/STORAGE [illegible]	[illegible]	SY2.06	6th	
	19	SPARE	SPARE											
	20	SPARE	SPARE											
	21	SPARE	SPARE											
	22	SPARE	SPARE											
	23	SPARE	SPARE											
	24	SPARE	SPARE											
	SFP 1	SPARE	SPARE											
	SFP 2	SPARE	SPARE											
	SFP 3	SPARE	SPARE											
	SFP 4	SPARE	SPARE											

REV.	DATE	BY:

POINT 1

PROJECT NAME

Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE

VIDEO NETWORK PORT LAYOUT

DRAWING STATUS

100% CD

DESIGNER: POINT 1

SHEET

SY0.10

S2 NETWORK NODE ZENDESK989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/NETWORK NODE #1

BLADE# TYPE	PORT	POINT#	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TYPE (SEE SY0.10)	COMMENTS
BLADE 1 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY2.06	6th	SY8.01/1		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622	SY2.06	6th	SY8.01/1		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY2.06	6th	SY8.01/1		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY2.06	6th	SY8.01/1		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622	SY2.06	6th	SY8.01/1		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622	SY2.06	6th	SY8.01/1		TYPE A	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 622	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 2 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623	SY2.06	6th	SY8.01/1		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624	SY2.06	6th	SY8.01/1		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623	SY2.06	6th	SY8.01/1		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623	SY2.06	6th	SY8.01/1		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624	SY2.06	6th	SY8.01/1		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624	SY2.06	6th	SY8.01/1		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Mother's Room 623	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 624	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 3 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621	SY2.06	6th	SY8.01/1		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 618/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 618	SY2.06	6th	SY8.01/1		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621	SY2.06	6th	SY8.01/1		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621	SY2.06	6th	SY8.01/1		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 618/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 618	SY2.06	6th	SY8.01/1		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 618/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 619	SY2.06	6th	SY8.01/1		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Catering 621	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 618/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Breakroom Entry 618	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 4 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615	SY2.06	6th	SY8.01/1		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610	SY2.06	6th	SY8.01/1		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615	SY2.06	6th	SY8.01/1		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615	SY2.06	6th	SY8.01/1		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610	SY2.06	6th	SY8.01/1		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610	SY2.06	6th	SY8.01/1		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IT/BC Support 615	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610/LR	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 610	SY2.06	6th	SY8.01/1	SAG 10C70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 5 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 6 SPARE	IN 1										
	IN 2										
	IN 3										
	IN 4										
	IN 5										
	IN 6										
	IN 7										
	IN 8										
BLADE 7 INPUT	IN 1	AC Fail 12 Volt	IDF 652 Power Supply #1 12VDC Power Supply AC Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	
	IN 2	AC Fail 24 Volt	IDF 652 Power Supply #1 24VDC Power Supply AC Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	
	IN 3	Battery Fail 12 Volt	IDF 652 Power Supply #1 12VDC Power Supply Battery Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	
	IN 4	Battery Fail 24 Volt	IDF 652 Power Supply #1 24VDC Power Supply Battery Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	
	IN 5	AC Fail 12 Volt	IDF 652 Power Supply #2 12VDC Power Supply AC Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	
	IN 6	AC Fail 24 Volt	IDF 652 Power Supply #2 24VDC Power Supply AC Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	
	IN 7	Battery Fail 12 Volt	IDF 652 Power Supply #2 12VDC Power Supply Battery Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	
	IN 8	Battery Fail 24 Volt	IDF 652 Power Supply #2 24VDC Power Supply Battery Fail		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652	SY4.01/2	6th	N/A		TYPE A	

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
S2 NETWORK NODE ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/ IDF 652/ NETWORK NODE #1 ACS BLADE POINT SCHEDULE

DRAWING STATUS
100% CD

SCALE: AS NOTED
DESIGNER: POINT 1

SY0.11

52 NETWORK NODE: ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/NETWORK NODE #1



REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
ZENDESK 989 MARKET FLOOR 2 & 6/ FLOOR 6/IDF 652/ NETWORK NODE #1 ACS BLADE TERMINATION SCHEDULE

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY0.12

S2 NETWORK NODE ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/NETWORK NODE #2

BLADE/IP TYPE	PORT	POINTS	DESCRIPTION	AREA	DOOR NUMBER OR LOCATION	PLAN	FLOOR	DETAIL	DOOR HARDWARE	CABLE TAGS (SEE SY6.01)	COMMENTS
BLADE 1 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2	SY2.26	6th	[illegible]		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603	SY2.26	6th	[illegible]		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2	SY2.26	6th	[illegible]		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2	SY2.26	6th	[illegible]		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603	SY2.26	6th	[illegible]		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603	SY2.26	6th	[illegible]		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2/LPS	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 2	SY2.26	6th	[illegible]	SAG 10G70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603/LPS	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603	SY2.26	6th	[illegible]	SAG 10G70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603/LAR	LA TRIGGER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Hospitality Counter 603	SY2.26	6th	[illegible]			
BLADE 2 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607	SY2.26	6th	[illegible]		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651	SY2.26	6th	[illegible]		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607	SY2.26	6th	[illegible]		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607	SY2.26	6th	[illegible]		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651	SY2.26	6th	[illegible]		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651	SY2.26	6th	[illegible]		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607/LPS	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/EBC Entry 607	SY2.26	6th	[illegible]	SAG 10G70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651/LPS	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651	SY2.26	6th	[illegible]	SAG 10G70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651/LAR	LA TRIGGER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651	SY2.26	6th	[illegible]		[illegible]	
BLADE 3 ACM	READER 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1	SY2.26	6th	[illegible]		TYPE C	
	READER 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A/CR	CARD READER		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A	SY2.26	6th	[illegible]		TYPE C	
	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1	SY2.26	6th	[illegible]		TYPE F	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1	SY2.26	6th	[illegible]		TYPE B	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A/DC	DOOR CONTACT		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A	SY2.26	6th	[illegible]		TYPE F	
	IN 4	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A/PIR	PASSIVE INFRARED		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A	SY2.26	6th	[illegible]		TYPE B	
	OUT 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1/LPS	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stair 1	SY2.26	6th	[illegible]	SAG 10G70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 2	Spare			Spare						
	OUT 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A/LPS	CLOSURE TO DOOR LOCK POWER SUPPLY		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Storage 623A	SY2.26	6th	[illegible]	SAG 10G70 W/ 1 HINGE	TYPE D	ELECTRIFIED HARDWARE IS ASSUMED-NO SUBMITTAL PROVIDED
	OUT 4	Spare			Spare						
BLADE 4 ACM	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 5 SPARE	READER 1										
	READER 2										
	IN 1										
	IN 2										
	IN 3										
	IN 4										
	OUT 1										
	OUT 2										
	OUT 3										
	OUT 4										
BLADE 6 SPARE	IN 1										
	IN 2										
	IN 3										
	IN 4										
	IN 5										
	IN 6										
	IN 7										
	IN 8										
BLADE 7 INPUT	IN 1	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/FPC #2/FACP RELAY	FACP ALARM		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/FPC #2	[illegible]	6th	N/A		TYPE A	
	IN 2	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stairwell Entry 623/[illegible]	EMERGENCY EXIT BUTTON		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Stairwell Entry 623	SY2.26	6th	[illegible]		TYPE F	
	IN 3	ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651/[illegible]	EMERGENCY EXIT BUTTON		ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/Corridor Exit 651	SY2.26	6th	[illegible]		TYPE F	
	IN 4	Spare			Spare						
	IN 5	Spare			Spare						
	IN 6	Spare			Spare						
	IN 7	Spare			Spare						
	IN 8	Spare			Spare						

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
S2 NETWORK NODE
ZENDESK 989 MARKET
FLOOR 2 & 6/FLOOR 6/
IDF 652/
NETWORK NODE #2
ACS BLADE POINT
SCHEDULE

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY0.13

52 NETWORK NODE ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 6/IDF 652/NETWORK NODE #2



REV.	DATE	BY

POINT 1

PROJECT NAME

Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE

ZENDESK 989 MARKET
FLOOR 2 & 6/
FLOOR 6/IDF 652/
NETWORK NODE #2
ACS BLADE
TERMINATION
SCHEDULE

DRAWING STATUS

100% CD

SCALE: AS NOTED

DESIGNER: POINT 1

SY0.14


TAMPER SWITCH
0.8500
8.5000
1.5000
1.0000
5.0000
7.5000
26.0000
19.0000

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
ACS PORT TO POWER SUPPLY LAYOUT
ZENDESK 989 MARKET/ FLOOR 2 & 6/FLOOR 6/ IDF 652
POWER SUPPLY #1

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY0.30



TAMPER SWITCH
AL1024ULX2
AL1024ULX2
0.8500
8.5000
1.5000
3.0000
7.5000
26.0000
1.0000
19.0000

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
ACS PORT TO POWER SUPPLY LAYOUT
ZENDESK 989 MARKET/ FLOOR 2 & 6/FLOOR 6/ IDF 652
POWER SUPPLY #2

DRAWING STATUS
100% CD

DATE	06-17-18
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	EP
CHECKED	
PROJECT NO.	
SHEET	SY0.31



MARKET STREET
STEVENSON STREET
ELECTRICAL
ELEVATOR
ELEVATOR LOBBY
MECHANICAL
BREAKROOM
SPECIALTY WORK
MEETING

POINT 1

PROJECT NAME

SHEET TITLE

SIXTH FLOOR LAYOUT

DRAWING STATUS

SY2.06


SECURITY
CR
DC
EL
PIR
90°
P1 10

ZENDESK 989 MARKET FLOOR 2 & 6/
SCALE:NTS FLOOR 6/IDF 652 – PLAN VIEW


RAISED FLOOR

SCALE:NTS SECURITY EQUIPMENT ELEVATION 2

EQUIPMENT LIST	
EQUIP. #	DESCRIPTION/COMMENT
[illegible]	POWER SUPPLY: 24VAC/12VDC CONTINUOUS POWER SUPPLY
[illegible]	3/4 IN CONDUIT STUBBED THROUGH RAISED FLOOR
[illegible]	3/4 IN CHASE NIPPLE
[illegible]	[illegible] NEMA TYPE-1 SCREW COVER GUTTER RACEWAY
[illegible]	FIRE INTERFACE RELAY
[illegible]	FIRE ALARM RELAY
[illegible]	ACCESS CONTROL PANEL
[illegible]	ADA INPUT, OUTPUTS FROM FIELD DEVICES

ELECTRICAL POWER LIST	
EQUIP. #	DESCRIPTION/COMMENT
[illegible]	ONE DEDICATED 120VAC/20A HARDWIRED CIRCUIT TO EACH NETWORK NODE AND POWER SUPPLY PANEL

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
SECURITY ROOM PLANS
AND ELEVATIONS

DRAWING STATUS
100% CD

SY4.01

GENERAL SHEET NOTES

1. 10.2 CM ℄ BETWEEN JUNCTION BOXES AND DEVICES, U.O.N.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, U.O.N.
3. JUNCTION BOXES ARE 10.2 CM SQ. X 54 MM D, U.O.N.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR, U.O.N.
6. CONDUIT AND JUNCTION BOXES ARE NEW, U.O.N.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.
9. ELECTRICAL CONTRACTOR TO PROVIDE SLEEVES AS NEEDED TO GET CABLING TO CABLE TRAY/IDF ROOM.

NUMBER SHEET NOTES

SECURITY

- S-1 REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
- S-2 RECESSED 25.4 MM DIAMETER MAGNETIC CONTACT.
- S-3 REQUEST TO EXIT INTEGRATED WITH DOOR HANDLE/CRASH BAR.

ELECTRICAL

- E-1 1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX. MOUNT AS CLOSE TO DOOR AS POSSIBLE.
- E-2 1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX MOUNTED HORIZONTALLY.
- E-3 ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
- E-4 2-GANG DEVICE RING FOR THE 10.2 CM SQ BOX.
- E-5 1-GANG DEVICE RING FOR THE 4"SQ BOX. NOTE: CARD READERS HAVE A MINIMUM OF 6" OF CLEARANCE BETWEEN CARD READER BOXES.



① CARD READER SINGLE DOOR (RH)

SCALE:NONE



② CARD READER SINGLE DOOR (LH)

SCALE:NONE



③ CARD READER SINGLE EXIT DOOR (LH)

SCALE:NONE



④ CARD READER SPECIALTY SINGLE DOOR (RH)

SCALE:NONE



⑤ CARD READER SPECIALTY SINGLE DOOR (LH)

SCALE:NONE

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY8.01

GENERAL SHEET NOTES

1. 15.2 CM C BETWEEN JUNCTION BOXES AND DEVICES, UON.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, UON.
3. JUNCTION BOXES ARE 10.3 CM SQ. X 54 MM D, UON.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR, UON.
6. CONDUIT AND JUNCTION BOXES ARE NEW, UON.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.
9. ELECTRICAL CONTRACTOR TO PROVIDE SLEEVES AS NEEDED TO GET CABLING TO CABLE TRAY/IDF ROOM.

NUMBER SHEET NOTES

SECURITY

S-1	REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
S-2	RECESSED 25.4 MM DIAMETER MAGNETIC CONTACT.
S-3	REQUEST TO EXIT INTEGRATED WITH DOOR HANDLE/CRASH BAR

ELECTRICAL

E-1	1-GANG DEVICE RING FOR THE 10.3 CM SQ BOX. MOUNT AS CLOSE TO DOOR AS POSSIBLE.
E-2	1-GANG DEVICE RING FOR THE 10.3 CM SQ BOX MOUNTED HORIZONTALLY.
E-3	ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
E-4	2-GANG DEVICE RING FOR THE 10.3 CM SQ BOX.
E-5	1-GANG DEVICE RING FOR THE 4"SQ BOX. NOTE: CARD READERS HAVE A MINIMUM OF 6" OF CLEARANCE BETWEEN CARD READER BOXES.



⑥ CARD READER SINGLE EXIT DOOR (RH)

SCALE:NONE



⑦ CARD READER PAIR (LOCK SET) w/LA, DOOR OPERATOR, ADA, AND EE BUTTONS

SCALE:NONE



⑧ CARD READER PAIR (LOCK SET) W/ELECTRIFIED MORTISE LOCK

SCALE:NONE



⑨ CARD READER SINGLE DOOR w/ EE, LA

SCALE:NONE



⑩ INTERIOR ALL-THREAD MOUNT DOME CAMERA

SCALE:NONE

REV.	DATE	BY

POINT 1

PROJECT NAME
[illegible]desk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100% CD

DATE	07-18-2018
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	SP

SHEET **SY8.02**



1 INTERIOR IP CAMERA WALL MOUNT

SCALE:NONE



2 SURFACE MOUNT OMNI CAMERA w/ RECESSED BACKBOX

SCALE:NONE



3 SURFACE MOUNT CAMERA w/ RECESSED BACKBOX

SCALE:NONE

GENERAL SHEET NOTES

1. 13.2 CM [illegible] BETWEEN JUNCTION BOXES AND DEVICES, UON.
2. [illegible] OF DOORS [illegible] FROM THE PROTECTED SIDE, UON.
3. JUNCTION BOXES ARE 10.2 CM SQ. X 54 MM D, UON.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 13.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 13.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR, UON.
6. CONDUIT AND JUNCTION BOXES ARE [illegible], UON.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.
9. ELECTRICAL CONTRACTOR TO PROVIDE [illegible] AS NEEDED TO [illegible] TO CABLE TRAY/[illegible].

NUMBER SHEET NOTES

SECURITY

S-1	REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
S-2	RECESSED 25.4 MM DIAMETER MAGNETIC CONTACT.
S-3	REQUEST TO EXIT INTEGRATED WITH DOOR HANDLE/CRASH BAR.

ELECTRICAL

E-1	1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX, MOUNT AS CLOSE TO DOOR AS POSSIBLE.
E-2	1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX MOUNTED HORIZONTALLY.
E-3	ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
E-4	2-GANG DEVICE RING FOR THE 10.2 CM SQ BOX.
E-5	1-GANG DEVICE RING FOR THE 4"SQ BOX. NOTE CARD READERS HAVE A MINIMUM OF [illegible] OF CLEARANCE BETWEEN CARD READER BOXES.

REV.	DATE	BY:

POINT 1

PROJECT NAME

Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE

INSTALLATION DETAILS

DRAWING STATUS

100% CD

SY8.03

1 Mounting



Junction box not included
Card Reader to be installed flush with wall
Gasket optional

2 Wiring



PANEL

3 Install Reader to Backplate



PIGTAIL	TERMINAL	DESCRIPTION
Yellow	[illegible]	[illegible]
Orange	[illegible]	LED Input (GRN)
Black	[illegible]	Ground (RTN)
Red	[illegible]	+VDC
Drain	[illegible]	[illegible]
Brown	[illegible]	LED Input (RED)
Blue	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	Open Collector Output / Tamper
White	[illegible]	Wiegand Data 1 / Clock
Green	[illegible]	Wiegand Data 0 / Data
Pink	[illegible]	[illegible]
Gray	[illegible]	[illegible]

SCALE:NONE — TYPICAL CARD READER DEVICE TERMINATION — 1



FAIL SECURE
DOOR EXAMPLE
FAIL SAFE
DOOR EXAMPLE

ELECTRIC HINGE
WIRING DETAIL

SCALE:NONE — TYPICAL SINGLE/DOUBLE DOOR LOCK DEVICE TERMINATION — 2



FRONT VIEW
INTERNAL PLATE
BACK PLATE
WIRING

REQUEST TO EXIT - DS 160
WIRING DETAIL

SCALE:NONE — TYPICAL REQUEST TO EXIT DEVICE TERMINATION — 3

ES411-K0



SCALE:NONE — TYPICAL SINGLE GANG LOCAL ALARM DEVICE TERMINATION — 4

REV.	DATE	BY

POINT 1

PROJECT NAME
Tenpass San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100% CD

POINT 1

SY8.04


1.125"
1.563"
1.125"
MAGNET PART NO. 1621 (INCLUDED)
DOUBLE DOOR
SINGLE DOOR
PANEL

SCALE:NONE TYPICAL SINGLE/DOUBLE DOOR CONTACT DEVICE TERMINATION 5


45mm
19mm
74mm
SPECIFICATIONS
NO
1K
PANEL

SCALE:NONE TYPICAL DURESS BUTTON TERMINATION 6


"B" CABLE
WHT
1K
2K
GRN
RED
BLK
WS
WATER DETECTOR NC RELAY CONTACT
WATER DETECTOR POWER

SCALE:NONE TYPICAL WATER DETECTOR DEVICE TERMINATION 7


"D" CABLE
"F" CABLE
RED POSITIVE +
WHT DC-NO
GRN DC-C
BLACK NEGATIVE −
EMERGENCY EXIT BUTTON
RED
1K
2K
BLK
Door Strike, Lock Above Door

SCALE:NONE TYPICAL EMERGENCY EXIT BUTTON TERMINATION 8


To S2 Panel
"A" CABLE
RED
1K
2K
BLK
RELAY PIN 3 (COM)
INTERCOM RELAY CONTACTS
RELAY PIN 4 (NO)

SCALE:NONE TYPICAL INTERCOM TERMINATION 9

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
100% CD

AS NOTED
POINT 1

SY8.05

S2 NETWORK NODE: ZENDESK 989 MARKET FLOOR 2 & 6/FLOOR 2/IDF 250/NETWORK NODE #1



REV.	DATE	BY

POINT 1

PROJECT NAME

Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE

ZENDESK 989 MARKET FLOOR 2 & 6/ IDF 250/ NETWORK NODE #1 ACS BLADE TERMINATION SCHEDULE

DRAWING STATUS

AS BUILT

AS NOTED

POINT 1

SY0.12



TAMPER SWITCH
AL1024ULX2
AL600ULX2
26.0000
19.0000
8.5000
7.5000
0.8500
1.5000

REV.	DATE	BY

POINT 1

Fiber Business Data Connected

PROJECT NAME

Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE

ACS PORT TO POWER SUPPLY LAYOUT ZENDESK 989 MARKET/ FLOOR 2 & 6/FLOOR 2/ IDF 250 POWER SUPPLY #1

DRAWING STATUS

AS BUILT

DATE	07-12-19
SCALE	AS NOTED
DESIGNER	POINT 1
DRAWN	BY
CHECKED	
PROJECT NO.	
SHEET	SY0.30



REFER TO A… FOR PARTITION DETAILS

AREA OF WORK NOT IN CONTRACT

EXISTING CONSTRUCTION TO REMAIN

MILLWORK SCOPE - REFER TO ELEVATIONS OR KEYNOTES

A3A — NON-RATED PARTITION (A3A) NON-RATED PARTITION TO STRUCTURE ABOVE (THROUGHOUT, U.O.N.)

B3A — ACOUSTICAL PARTITION NON-RATED PARTITION TO STRUCTURE ABOVE WITH (2) LAYERS OF GYP. BOARD EACH SIDE

F3A — FURRED PARTITION NON-RATED FURRING TO STRUCTURE ABOVE

K3A — DOUBLE-STUD PARTITION (PLUMBING) NON-RATED PARTITION TO STRUCTURE ABOVE, FINISH WIDTH VARIES. PROVIDE WATER RESISTANT GYP. BOARD

G1 — FRAMELESS GLASS PARTITION (G1) 1/2" FRAMELESS GLASS PARTITION HEIGHT: 9'-0" A.F.F., U.O.N.

G2 — FRAMED GLASS PARTITION (G2) SURFACE MOUNTED U-CHANNEL - TOP, BOTTOM, & SIDE HEIGHT: 9'-0" A.F.F., U.O.N.

POINT 1

How Business Gets Connected

PROJECT NAME:

SHEET TITLE

SECOND FLOOR LAYOUT

DRAWING STATUS

SY2.02


(E)
TEL/DATA
SECURITY
CRH
DC
EL
PIR
90°

ZENDESK 989 MARKET FLOOR 2 & 6/
FLOOR 2/IDF 250 – PLAN VIEW 1

SCALE:NTS


RAISED FLOOR

SECURITY EQUIPMENT ELEVATION 2

SCALE:NTS

EQUIPMENT LIST	
EQUIP. #	DESCRIPTION/COMMENT
1	POWER SUPPLY: [illegible] CONTINUOUS POWER SUPPLY
2	53 MM CONDUIT STUBBED THROUGH RAISED FLOOR
3	53 MM CHASE NIPPLE
4	[illegible] SCREW COVER GUTTER RACEWAY
5	FIRE INTERFACE RELAY
6	FIRE ALARM RELAY
7	ACCESS CONTROL PANEL
8	ADL INPUT, OUTPUTS FROM FIELD DEVICES.

ELECTRICAL POWER LIST	
EQUIP. #	DESCRIPTION/COMMENT
1	ONE DEDICATED 120VAC/20A HARDWIRED CIRCUIT TO EACH NETWORK NODE AND POWER SUPPLY PAIR.

REV.	DATE	BY

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
SECURITY ROOM PLANS AND ELEVATIONS

DRAWING STATUS
AS BUILT

POINT 1

SY4.01

GENERAL SHEET NOTES

1. 10.2 CM € BETWEEN JUNCTION BOXES AND DEVICES, U.O.N.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, U.O.N.
3. JUNCTION BOXES ARE 10.2 CM SQ. X 54 MM D, U.O.N.
4. CENTER OF DEVICE/ JUNCTION BOXES ARE MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR, U.O.N.
6. CONDUIT AND JUNCTION BOXES ARE NEW, U.O.N.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.
9. ELECTRICAL CONTRACTOR TO PROVIDE SLEEVES AS NEEDED TO GET CABLING TO CABLE TRAY/IDF ROOM.

NUMBER SHEET NOTES

SECURITY

- S-1 REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
- S-2 RECESSED 25.4 MM DIAMETER MAGNETIC CONTACT.
- S-3 REQUEST TO EXIT INTEGRATED WITH DOOR HANDLE/CRASH BAR

ELECTRICAL

- E-1 1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX. MOUNT AS CLOSE TO DOOR AS POSSIBLE.
- E-2 1-GANG DEVICE RING FOR THE 10.2 CM SQ BOX MOUNTED HORIZONTALLY.
- E-3 ABOVE CENTER HINGE FOR POWER WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
- E-4 2-GANG DEVICE RING FOR THE 10.2 CM SQ BOX.
- E-5 1-GANG DEVICE RING FOR THE 4"SQ BOX. NOTE CARD READERS HAVE A MINIMUM OF 6" OF CLEARANCE BETWEEN CARD READER BOXES.


SECURE SIDE
3/4" CONDUITS TO ACCESSIBLE CEILING
FINISHED CEILING
Card reader is mounted on the unprotected side of the door
+42" AFF
FINISHED FLOOR

① CARD READER SINGLE DOOR (RH)

SCALE:NONE


SECURE SIDE
3/4" CONDUITS TO ACCESSIBLE CEILING
FINISHED CEILING
Card reader is mounted on the unprotected side of the door
+42" AFF
FINISHED FLOOR

② CARD READER SINGLE DOOR (LH)

SCALE:NONE


3/4" CONDUITS TO ACCESSIBLE CEILING
FINISHED CEILING
Card reader is mounted on the unprotected side of the door
ELECTRIFIED MORTISE LOCK WITH INTEGRATED REQUEST TO EXIT
+42" AFF
FINISHED FLOOR

③ CARD READER SINGLE EXIT DOOR (LH)

SCALE:NONE


3/4" CONDUITS TO ACCESSIBLE CEILING
FINISHED CEILING
ELECTROMAGNETIC LOCK
+42" AFF
+48" AFF
FINISHED FLOOR

④ CARD READER DOUBLE GLASS DOOR w/LA, EE

SCALE:NONE


STRUCTURAL CEILING
3/4" CONDUIT TO NEAREST ACCESSIBLE CEILING OR CABLE TRAY
SAMSUNG SNP-6321
10'-0" AFF

⑤ INTERIOR CEILING SURFACE MOUNTED ALL_THREAD FIXED DOME CAMERA

SCALE:NONE

REV.	DATE	BY

POINT 1

PROJECT NAME
endesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
AS BUILT

POINT 1
RP

SY8.01



⑥ INTERIOR IP CAMERA WALL MOUNT

SCALE:NONE



⑦ INTERIOR ALL-THREAD MOUNT DOME CAMERA

SCALE:NONE

GENERAL SHEET NOTES

1. 15.2 CM C BETWEEN JUNCTION BOXES AND DEVICES, UON.
2. VIEW OF DOORS ALWAYS FROM THE PROTECTED SIDE, UON.
3. JUNCTION BOXES ARE 10.3 CM SQ. X 5.4 CM D, UON.
4. CENTER OF DEVICES JUNCTION BOXES ARE MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR.
5. DOOR CONTACTS MOUNTED 15.2 CM AWAY FROM THE LATCH SIDE OF THE DOOR, UON.
6. CONDUIT AND JUNCTION BOXES ARE NEW, UON.
7. REQUEST TO EXIT DEVICE WILL BE INSTALLED ON PROTECTED SIDE OF DOOR.
8. ALL JUNCTION BOXES AND LOCAL POWER SUPPLIES ABOVE ACCESSIBLE CEILING GRID WILL BE INSTALLED ON SECURE SIDE OF PROTECTED DOOR.
9. ELECTRICAL CONTRACTOR TO PROVIDE SLEEVES AS NEEDED TO GET CABLING TO CABLE TRAY/IDF ROOM.

NUMBER SHEET NOTES

SECURITY

- S-1 REQUEST-TO EXIT MOTION DETECTOR MOUNTED ON PROTECTED SIDE OF THE DOOR.
- S-2 RECESSED 25.4 MM DIAMETER MAGNETIC CONTACT.
- S-3 REQUEST TO EXIT INTEGRATED WITH DOOR HANDLE/CRASH BAR

ELECTRICAL

- E-1 1-GANG DEVICE RING FOR THE 10.3 CM SQ BOX, MOUNT AS CLOSE TO DOOR AS POSSIBLE.
- E-2 1-GANG DEVICE RING FOR THE 10.3 CM SQ BOX MOUNTED HORIZONTALLY.
- E-3 ABOVE CENTER HINGE FOR FISHING WIRE TO ELECTRIC THROUGH WIRE HINGE. ELECTRICAL CONTRACTOR TO CONFIRM CORRECT SIDE OF DOOR FOR WIRE HINGE PRIOR TO CONDUIT ROUGH IN.
- E-4 2-GANG DEVICE RING FOR THE 10.3 CM SQ BOX.
- E-5 1-GANG DEVICE RING FOR THE 4"SQ BOX. NOTE CARD READERS HAVE A MINIMUM OF 4" OF CLEARANCE BETWEEN CARD READER BOXES.

REV.	DATE	BY:

POINT 1

PROJECT NAME
endesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
AS BUILT

AS NOTED

POINT 1

SY8.02

1 Mounting



Junction box not included
Card Reader to be installed flush with wall
Gasket (optional)

2 Wiring



PANEL
BEEP
GRN
GND
+VDC
DRAIN
RED
HOLD
GP01
GP02
DCOP/A
DATA1/CLK
DATA0/DATA
GP03
GP04

3 Install Reader to Backplate



PIGTAIL**	TERMINAL	DESCRIPTION
Yellow	[illegible]	Beeper Input
Orange	[illegible]	LED Input (GRN)
Black	[illegible]	Ground (RTN)
Red	[illegible]	+VDC
Drain	[illegible]	Unused
Brown	[illegible]	LED Input (RED)
Blue	[illegible]	Hold Input
[illegible]	[illegible]	GP01/DCOP (RS485 [illegible])
Tan	[illegible]	GP02/DCOP (RS485 [illegible])
Violet	[illegible]	*Open Collector Output/Tamper
White	[illegible]	**Wiegand Data 1 / Clock
Green	[illegible]	**Wiegand Data 0 / Data
Slate	[illegible]	GP03 (RS485 [illegible])
Gray	[illegible]	GP04 (RS485 [illegible])

SCALE:NONE TYPICAL CARD READER DEVICE TERMINATION 1



FAIL SECURE
DOOR EXAMPLE
FAIL SAFE
DOOR EXAMPLE

ELECTRIC HINGE
WIRING DETAIL

SCALE:NONE TYPICAL SINGLE/DOUBLE DOOR LOCK DEVICE TERMINATION 2



FRONT VIEW
6.25"
1.5"
INTERNAL PLATE
WIRING
BACK PLATE
5.125"
TYPICAL DIP SWITCH SETTINGS

REQUEST TO EXIT - DS 160
WIRING DETAIL



To wire leading up to the Panel Input Terminals
Normal Resistance: 1,000 Ohms
Alarm Resistance: 500 Ohms
Shorted Wire Resistance: 0 Ohms
Open Wire Resistance: infinite Ohms
1k Ohm Resistors
Black Wire
Blue Wire
Normally Open

SCALE:NONE TYPICAL REQUEST TO EXIT DEVICE TERMINATION 3

ES411-K0



TO 5J RELAY CONTACT
ES411

SCALE:NONE TYPICAL SINGLE GANG LOCAL ALARM DEVICE TERMINATION 4

REV.	DATE	BY:

POINT 1

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
AS BUILT

DATE	07-13-2016
SCALE	AS NOTED
DESIGN	POINT 1
DRAWN	RP

SHEET
SY8.03


1.125"
1.563"
1.125"
MAGNET
PART NO. 1921
(INCLUDED)
PANEL
DOUBLE DOOR
PANEL
SINGLE DOOR

SCALE:NONE TYPICAL SINGLE/DOUBLE DOOR CONTACT DEVICE TERMINATION 5


45mm
19mm
74mm
SPECIFICATIONS
PANEL

SCALE:NONE TYPICAL DURESS BUTTON TERMINATION 6


"B" CABLE
WATER DETECTOR
NC RELAY CONTACT
WATER DETECTOR
POWER

SCALE:NONE TYPICAL WATER DETECTOR DEVICE TERMINATION 7


"D" CABLE
"F" CABLE
RED POSITIVE +
BLACK NEGATIVE –
EMERGENCY EXIT BUTTON
Door Strike, Lock Above Door

SCALE:NONE TYPICAL EMERGENCY EXIT BUTTON TERMINATION 8


To S2 Panel
"A" CABLE
RELAY PIN 3 (COM)
INTERCOM RELAY CONTACTS
RELAY PIN 4 (NO)

SCALE:NONE TYPICAL INTERCOM TERMINATION 9

REV.	DATE	BY:

POINT 1
How Business Gets Connected

PROJECT NAME
Zendesk San Francisco
989 Market
Floor 2 & 6

SHEET TITLE
INSTALLATION DETAILS

DRAWING STATUS
AS BUILT

SCALE AS NOTED
DESIGN POINT 1

SY8.04

Exhibit C

Best Practice Policies/Post-Order

[Attached.]

Zendesk Corporate Physical Security Bldg 989 Access Control Policy and Procedures

989 Market Street Lobby Access Control and Guard Post Orders

Executive Summary: In Q4 of 2020 Zendesk will be officially opening its retrofitted lobby. This lobby retrofit will add a four gateway entry turnstile where badge holders will need to swipe to gain access. Guest will be able to gain entry through the turnstiles by confirming with the front desk security guard that they belong who will buzz them in, then have access up to the 6th floor to check in with reception. The guard working the front desk post orders will be to focus on cameras throughout the buildings and ensuring that only authorized guests and visitors gain access to the building. They will also have access to the guard force radio channel to ensure they can listen in throughout the day. These new security additions will help secure the building.

Turnstile: The turnstiles will increase security and lower the risk of intrusion and theft. The process for the turnstiles is quite simple for employees and tenants. To gain access into 989 market street the front door will be unlocked during normal business hours, after the employee enters they will swipe their card on the turnstile, which will open the glass and they can proceed through to the elevators. If there is an employee, guest, visitor, recruit, deliveries etc that does not have a badge, they will have to check in with the front desk security guard who will buzz them through one of the turnstile entryways. If for some reason an employee badge is not working, they will have to stop at the front desk for the security guard to verify that the picture and name matches then will be buzzed in. Once the turnstiles go live, the access control on the elevator will be changed so that the 6th floor button will be able to be pushed without another badge swipe, this will allow individuals without a badge up to reception. While this does open a small security risk with the ability for non-authorized guests to exit on a floor before 6th, they will not be able to get past the elevator lobby. Zendesk employees have been trained to ensure that individuals do not tailgate into secure spaces behind them. If anyone has an item that is larger than the turnstile passageway, the furthest left glass partition could be opened.

989 Front Desk Guard Post Orders: The main duties of that guard working the front desk of 989 will be to provide a presence, assist during emergencies, verify that people that enter do "belong" and keep an eye on the cameras to ensure deliveries through the back are answered as well as ensuring no emergencies are happening throughout the building.

Providing a presence and assisting during emergencies is straightforward. It is helpful to have guards in this neighborhood so the employees know that someone is looking out for them. We will be giving the guards an additional radio always tuned to channel two (security guards and emergency channel) so they can easily contact Zendesk contract guards for assistance and when an escort is requested. The front desk security guard will use their best judgement to handle any type of emergencies.

There are multiple levels of individuals that can be contacted during an emergency:

Priority of Contact	Position	Name	Contact Info
#1	SF Safety and Security Lead	Michael Brinkofski	415-738-7639
#2	Global Safety Manager	Brian Beidelman	415-624-9945
#3	Global Security Manager	Chris Broughton	415-341-5375

The front desk security guard will ensure that only individuals who should be able to gain access to the building does gain access. The turnstile does this itself, but in cases of guests, visitors, contingent workers, recruits, deliveries the guard will need to ensure they do belong by checking the employee list that they have access to, ensuring the individual is here to meet a valid Zendesk employee or have a delivery for a valid Zendesk employee. Once this is confirmed they can be buzzed through the turnstile or glass partition if they have an item too large for the turnstiles. The elevator will have the 6th floor access control disabled so anyone can push the 6th floor button without a badge swipe to ensure they can move quickly and efficiently to reception on the 6th floor.

The front desk security guard will monitor the camera feeds as well available on the desktop in front of them to ensure that there are no intruders, no issues and no emergencies happening in the building, and if there are can respond properly. We will provide technology training to the front desk security guard with a walkthrough slidedeck on how to use the camera system in the near future, that will include most importantly, troubleshooting methods. They will also view the camera feeds to buzz deliveries into the Stevenson St. door using the installed intercom.

These post orders could change and evolve as time moves on. Zendesk will give building management a month notice before any of these changes are implemented.